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GE Funds
Annual Report

                                [Graphic Omitted[


                                                              September 30, 1998

                 Understanding Your Report

President's Letter .................................          1

Review of Performance and Schedules of Investments

   Portfolio managers discuss your Funds and what we invested in and why

   GE International Funds ..........................          3
    o GE International Equity Fund
    o GE Global Equity Fund

   GE Premier Growth Equity Fund ...................         12

   GE U.S. Equity Fund .............................         15

   GE Mid-Cap Growth Fund ..........................         20

   GE Value Equity Fund ............................         24

   GE Strategic Investment Fund ....................         28

   GE Tax-Exempt Fund ..............................         36

   GE Fixed Income Funds ...........................         41
    o GE Fixed Income Fund
    o GE Government Securities Fund
    o GE Short-Term Government Fund
    o GE Money Market Fund

   Notes to Performance ............................         56

   Notes to Schedules of Investments ...............         57

Financial Statements
   Financial Highlights ............................         58

   Notes to the Financial Highlights ...............         69

   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ...........         70

Notes
   Notes to the Financial Statements ...............         78

Report of Independent Accountants ..................         86

Tax Information ....................................         87

GE Funds' Investment Team ..........................         88

Shareholder Inquiries ........................Inside Back Cover
   How you can obtain more information

                               Top Rated GE Funds

                                 BY MORNINGSTAR
                             THROUGH SEPTEMBER 30, 1998

                                     *****

                           OVERALL AND 3 YEARS RATINGS

                                    FUNDS           NUMBER OF FUNDS
FUND/CLASS                       PEER GROUP          IN PEER GROUP
--------------------------------------------------------------------------------

GE US EQUITY-D                  Domestic Equity          2678

GE SHORT-TERM GOV'T-D           Taxable Bond             1491
--------------------------------------------------------------------------------

                                      ****

                           OVERALL AND 3 YEARS RATINGS

                                    FUNDS                NUMBER OF FUNDS
FUND/CLASS                       PEER GROUP               IN PEER GROUP
--------------------------------------------------------------------------------
GE INTERNATIONAL
  EQUITY - C & D                International Equity          819

GE US EQUITY - A, B, & C*
GE STRATEGIC INVESTMENT - D     Domestic Equity              2678
GE VALUE EQUITY - A* & B*

GE FIXED INCOME - D             Taxable Bond                 1491
GE SHORT-TERM GOV'T. - C
--------------------------------------------------------------------------------

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years' performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day T-Bill returns. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

Star ratings for the Funds and/or classes of shares not shown above were lower than those shown. Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

* Funds were rated among 1584 funds for the 5 year period in the Domestic Equity category

--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT


      [PICTURE OF Michael J. Cosgrove OMITTED]


DEAR SHAREHOLDER:

We are pleased to provide you with the 1998 GE Funds Annual Report.

At GE Mutual Funds, we continue to focus on customer service and fund performance. Recently, we added a useful new service, the GE Mutual Fund web site (WWW.GE.COM/MUTUALFUNDS). The site offers helpful fund information, practical financial and retirement planning tools, and a wide range of other data. Additionally, we have taken the initiative to look for opportunities to add new funds to the GE Fund family in an effort to provide our shareholders with greater levels of investment flexibility and asset diversification. We are therefore excited to announce the October 1st start of the GE Small-Cap Value Equity Fund. This is a part of our continuing plan to provide you with tools to build portfolios the way you want. Look for announcements of more new GE Funds in the upcoming months.

Turning to performance, this has been a rugged year for stocks. We saw the Dow reach historic highs, take its deepest one-day point plunge, recover, and then drop steeply again as growing global economic turmoil shook the U.S. financial system. What follows will give you a snapshot of what occurred during the year and how we expect events to play out in the months ahead.

FUND HIGHLIGHTS

During the past 12 months, the GE family of funds continued to grow as a steady stream of cash flowed in from investors. This is a noteworthy accomplishment. Many funds had significant withdrawals as investors reacted to stock market turmoil. In August, equity funds reportedly experienced their first net cash outflows in eight years. In contrast, cash continued to flow into the GE equity funds in August, as it had all year. In fact, August was one of the best net cash inflow months experienced by GE equity funds during the year.

Despite the market's choppiness, a number of GE equity funds outperformed their benchmarks and peer groups for the 12 months ending September 30, 1998. All classes of the GE Premier Growth Equity Fund had double-digit performances, gaining more than 12% for the year. The GE Premier Growth Equity Fund outperformed the S&P 500 Index with a return of 9.12% and far exceeded the average for its Lipper Growth peer group, which reported a loss of 1.44%. All classes of the GE Value Equity, GE Strategic Investment and GE International Equity Fund also outperformed the average of their Lipper peers. Lipper is an independent mutual fund rating service. Average returns for all fund categories and complete details on each fund's performance, including the reductions for the effect of loads, can be found in this report's fund performance profile pages.

As expected during uncertain times, fixed income funds produced higher returns than in recent years. GE's fixed income funds were in line with this trend. Showing the strength of treasuries, the Government Fund achieved double-digit returns for the year.

Many of our funds continued to earn favorable ratings from Morningstar, an independent fund ranking company that analyzes risk-adjusted performance. Highly-rated funds are listed on the inside front cover of this report.

MARKET REVIEW

Early in 1998, the stock market seemed to be setting the pace for its fourth year of more than 20% annual gains. The economy was steady, Asia was apparently calm and the controversies surrounding the White House abated. In mid-July, the Dow reached 9337.97, its highest historic level.

The surprise collapse of the Russian stock market in August triggered a world-wide stock market slide. As uncertainty in Asia came back to the forefront, the turbulence in Russia spread to Latin America and other emerging markets where U.S. companies have much larger exposure than they do in Russia, U.S. corporate earnings came under pressure and exports fell to their lowest levels in a decade.

Continental Europe was a bright spot for much of the period, with markets posting double-digit gains through August. Barring unforeseen events, they should quickly snap back from blows delivered by their investments in Russia and other emerging markets. European economies and corporate profits continue to grow as companies ready themselves for a single currency.

Three events fueled market jitters in September. In Washington, the U.S. Congress began deliberating whether to impeach the President. The U.S. Federal Reserve Bank helped organize the rescue of a large American investment fund whose collapse could have threatened world financial markets. And, in hopes of cushioning the U.S. economy, the Federal Reserve (the "Fed") cut the short-term interest rate by a quarter-percentage point, the first reduction in nearly three years.

At the end of September, the yield on the benchmark 30-year Treasury Bond fell below 5% for the first time in 30 years. U.S. treasuries and other government securities were major beneficiaries of the Fed's action and world market volatility. For two quarters now, investors have moved into treasuries because of their safety and liquidity. Their performance exceeded that of corporate bonds and other bonds with credit risk during the period.

MARKET OUTLOOK

This is a time for caution. Volatility should continue at least through early 1999 as the market deals with uncertainty. We expect earnings disappointments when companies report third and fourth quarter results. However, the U.S. economy's underlying fundamentals remain fairly strong. Interest rates and inflation are low, companies are productive and unemployment numbers, while beginning to rise, are still good.

We expect fixed income securities to continue performing well in the next quarter as investors trade risk for safety. With respect to the stock market, bargains exist in small-caps, in the capital goods, financial and energy sectors, and in large pharmaceuticals whose earnings are driven by new products, rather than the economic cycle.

The global correction also presents opportunities for bargain-hunting in Europe and emerging markets in Asia and Eastern Europe, as well as in Israel and Mexico.

As prices rise and fall, it is best to focus on long-term investment objectives rather than on short-term market fluctuations.

On a final note, many shareholders have inquired about the Year 2000. GE Investment Management has incorporated Year 2000 analysis into its investment decision making process. GE Investment Management has also been working to identify and address Year 2000 date-related issues in a broad range of areas including applications, process-enabling systems and facilities. With respect to third-party systems, GE Investment Management, like many other similarly situated companies, must largely rely on the efforts and affirmations of others. Although the interaction of various software and hardware elements is highly complex - and the possibility of Year 2000 related problems cannot be totally eliminated - GE Investment Management believes it is taking appropriate steps.



/s/ signature omitted

Michael J. Cosgrove



Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales of the funds, and is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program, he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                          GE INTERNATIONAL FUNDS
Q & A

[Picture of Ralph Layman & Michael J. Solecki omitted]


Ralph Layman (pictured on the left) manages the international equity operation with assets under management exceeding $9 billion. He leads a team of portfolio managers for the GE International Equity Fund and shares portfolio management responsibility for the GE Global Equity Fund with Michael J. Solecki. Prior to joining GE Investments in 1991, Ralph was Executive Vice President, Partner and Portfolio Manager of the International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Michael J. Solecki is Co-Portfolio Manager of the GE Global Equity Fund and has served the fund in that capacity since September 1997. Mike has more than nine years of investment experience and has held positions with GE Investments since 1990. He is currently a Vice President of GE Investments. Mike is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He holds a B.S. in Finance from Western New England College.

Q. HOW DID THE GE INTERNATIONAL EQUITY AND GE GLOBAL EQUITY FUNDS' INDUSTRY BENCHMARKS AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The GE International Equity Fund's benchmark, the MSCI EAFE was down 8.34%. Our Lipper peer group of 542 International Stock funds fell 10.40% for the same period.

   The GE Global Equity Fund's benchmark the MSCI World Index, returned 0.14%. Our Lipper peer group of 233 Global Stock funds fell 9.10% for the same period.

   To see how your class of shares in the above funds performed compared to its benchmarks, please refer to page 4 for the GE International Equity Fund and page 8 for the GE Global Equity Fund.

Q. WHAT DROVE THE FUNDS' PERFORMANCE?

A. The GE International Equity Fund's overweighting in Europe, which helped the fund outperform its benchmark for most of the year, was neutralized in August when the Asian economic crisis suddenly spread first to Russia, then to Latin America. United Kingdom (U.K.) holdings with exposure in Asia and Russia suffered the largest losses. Latin American equities, which toppled by an average of 40%, also undermined the fund's performance while Asian and Japanese equities had slight positive effects.

   The GE Global Equity Fund entered 1998 with low exposure in Far Eastern markets. Therefore, the region's poor performance later in the year had a marginal effect. Continental European companies, where the fund has 48% of its holdings, helped fuel fund performance for much of the year but these advances were beaten back during the third quarter, when European markets fell nearly 16% due to the ongoing Asian economic crisis and the collapse of Russia's economy. The fund's performance was also edged lower by a drop in Latin American equities, which represents 3% of the fund. For most of the year, the U.S. market outperformed other world markets. However, it too retreated 9.9% in the third quarter. The decline in average U.S. stocks was much greater than the stock-index decline. On the New York Stock Exchange, the S&P 500 dropped 19% from its peak but the average stock was down 32%.

Q. WHAT CHANGES DID YOU MAKE IN THE FUNDS?

A. In the GE International Equity Fund, because Latin America's investment picture is shaky, we sold a significant portion of Telebras (Telecomunicacoes Brasileiras), the Brazilian telecommunications company, when the government privatized it. We added two U.K.-based companies, Somerfield, a restructuring retailer and Cable and Wireless Communications, the U.K.'s second largest telecommunications provider, which has had 25% growth and good margins. The GE International and Global Equity Funds acquired Munich Reinsurance (Muencheners), a restructuring global company; food retailers Jeronimo Martins of Portugal, which is expanding into Brazil and Poland, and SEMA, a leading European-based software company. Because of the poor outlook for commodities, we also sold our stake in Du Pont. In both funds, we added Koninklijke Ahold, a Netherlands-based retailer which has significant interests in the U.S., Europe and Latin America and sold off Hong Kong-based HSBC when the government began buying stock to fend off speculators.

Q. WHAT IS YOUR OUTLOOK FOR THE FUNDS?

A. Until the Russian ruble collapsed, Europe's economic growth looked strong as countries readied for a common currency. Because long-term growth still appears favorable, we do not plan to make any major changes in our portfolios. In Asia, Japan holds the key to economic recovery. Weakness should continue in the region until the Japanese government enacts significant structural changes. Because most companies in other parts of Asia are in deep recession, investments there would be highly speculative. However, we continue to have a small investment in emerging markets, particularly in Latin America and Israel. Even though investments in these regions became riskier in the third quarter, some undervalued companies should deliver over the long term. We will wait to see what actions the International Monetary Fund takes before moving new capital into the region.

                                                    GE INTERNATIONAL EQUITY FUND


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


  Total S.A. (Class B)             3.39%
----------------------------------------------------------------------
  Mannesmann AG                    3.10%
----------------------------------------------------------------------
  Nokia Oyj                        2.90%
----------------------------------------------------------------------
  Cap Gemini S.A.                  2.51%
----------------------------------------------------------------------
  AXA-UAP                          2.43%
----------------------------------------------------------------------
  Preussag AG                      2.36%
----------------------------------------------------------------------
  Siebe PLC                        2.35%
----------------------------------------------------------------------
  ING Groep N.V.                   2.30%
----------------------------------------------------------------------
  Pharmacia & Upjohn Inc.          2.10%
----------------------------------------------------------------------
  Airtours PLC                     2.00%
----------------------------------------------------------------------



                               INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

                         * LIPPER PERFORMANCE COMPARISON

                         International Stock Peer Group
       Based on average annual total returns for the period ended 9/30/98

                                   One              Three
                                   Year              Year
 Number of Funds
 in peer group:                    542               322

 Peer group
 average
 total return:                  -10.40%             4.82%

  Lipper categories in peer group:
    International, Canadian, International Small Cap

  *See Notes to Performance for explanation of peer categories


                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]

                     PLOT POINTS AS FOLLOWS:

                              9/98
                 CLASS A W/O LOAD WITH LOADEAFE

3/2/94            10000           10000                  10000
3/31/94           9753.33          9290.05                9569.11
6/30/94           9753.32          9290.04               10057.82
9/30/94          10119.99          9639.29               10067.63
12/30/94          9622.69          9165.62                9965.09
3/31/95           9682.87          9222.94               10150.54
6/30/95          10298.07          9808.92               10224.17
9/30/95          10612.37         10108.28               10650.7
12/30/95         11003.64         10480.96               11082.14
3/30/96          11338.5          10799.92               11402.31
6/30/96          11700.15         11144.39               11582.47
9/30/96          11820.71         11259.23               11568.67
12/30/96         12325.49         11616.78               11751.94
3/30/97          12456.76         11740.5                11568.12
6/30/97          13817.82         13023.29               13069.01
9/30/97          13997.45         13192.6                12977.06
12/30/97         13044.86         12294.78               11960.97
3/30/98          15334.54         14452.81               13720.41
6/30/98          15564.31         14669.36               13866.18
9/30/98          12748            12011                  11895.38

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                ONE           THREE         SINCE
                                YEAR          YEAR        INCEPTION

GE Int'l Equity               -8.93%          6.30%         5.44%

GE Int'l Equity w/load       -14.18%          4.22%         4.08%
(maximum load-5.75%)

MSCI EAFE                     -8.34%          3.75%         3.86%


                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B
                QUARTERLY W/O LOAD WITH LOADEAFE

3/2/94           10000            10000            10000
3/31/94           9753.33          9753.33          9569.11
6/30/94           9740             9740            10057.82
9/30/94          10086.65         10086.65         10067.63
12/30/94          9582.65          9582.65          9965.09
3/31/95           9629.36          9629.36         10150.54
6/30/95          10223.29         10223.29         10224.17
9/30/95          10523.58         10523.58         10650.7
12/30/95         10897.29         10897.29         11082.14
3/30/96          11210.92         11210.92         11402.31
6/30/96          11557.93         11557.93         11582.47
9/30/96          11658.03         11658.03         11568.67
12/30/96         12141.03         12141.03         11751.94
3/30/97          12257.71         12257.71         11568.12
6/30/97          13575.46         13575.46         13069.01
9/30/97          13740.18         13640.18         12977.06
12/30/97         12793.89         12793.89         11960.97
3/30/98          15011.34         15011.34         13720.41
6/30/98          15223.37         15223.37         13866.18
9/30/98          12450            12450            11895.38

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                 ONE          THREE           SINCE
                                 YEAR         YEAR          INCEPTION

GE Int'l Equity                 -9.39%         5.76%          4.90%
GE Int'l Equity w/load         -12.32%         5.21%          4.90%
maximum load                      4.0%          2.0%           0.0%
MSCI EAFE                       -8.34%         3.75%          3.86%


                                 CLASS C SHARES

                              [LINE GRAPH OMITTED]
                             PLOT POINTS AS FOLLOWS


                                     CLASS C
                             QUARTERLY W/O LOAD EAFE

3/2/94           10000            10000
3/31/94           9760             9569.11
6/30/94           9760            10057.82
9/30/94          10126.66         10067.63
12/30/94          9636.58          9965.09
3/31/95           9703.64         10150.54
6/30/95          10320.59         10224.17
9/30/95          10649.18         10650.7
12/30/95         11036.55         11082.14
3/30/96          11379.76         11402.31
6/30/96          11756.63         11582.47
9/30/96          11877.76         11568.67
12/30/96         12398.08         11751.94
3/30/97          12543.6          11568.12
6/30/97          13915.78         13069.01
9/30/97          14109.82         12977.06
12/30/97         13161.44         11960.97
3/30/98          15473.21         13720.41
6/30/98          15711.92         13866.18
9/30/98          12882            11895.38


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                   ONE             THREE          SINCE
                                   YEAR            YEAR         INCEPTION
GE Int'l Equity                  -8.71%            6.55%          5.68%

MSCI EAFE                        -8.34%            3.75%          3.86%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS


                             CLASS D
                     QUARTERLY W/O LOAD EAFE

3/2/94           10000            10000
3/31/94           9760             9569.11
6/30/94           9773.34         10057.82
9/30/94          10146.67         10067.63
12/30/94          9666.15          9965.09
3/31/95           9733.29         10150.54
6/30/95          10357.55         10224.17
9/30/95          10699.89         10650.7
12/30/95         11103.89         11082.14
3/30/96          11461.43         11402.31
6/30/96          11845.95         11582.47
9/30/96          11980.87         11568.67
12/30/96         12508.42         11751.94
3/30/97          12669.13         11568.12
6/30/97          14066.73         13069.01
9/30/97          14276.37         12977.06
12/30/97         13327.67         11960.97
3/30/98          15697.18         13720.41
6/30/98          15955.79         13866.18
9/30/98          13085            11895.38

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                    ONE           THREE          SINCE
                                    YEAR           YEAR        INCEPTION

GE Int'l Equity                    -8.34%         6.94%          6.04%

MSCI EAFE                          -8.34%         3.75%          3.86%

Legend as Follows:

GE In't Equity Fund
GE In't Equity Fund w/load
MSCI EAFE

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

                          GE INTERNATIONAL EQUITY FUND

                              [PIE CHART OMITTED]
                          PLOT POINTS ARE AS FOLLOWS:

Pacific Rim          4.0%
Japan                5.0%
Other Regions        6.6%
Europe              81.0%
Cash & Other         3.4%

--------------------------------------------------------------------------------
                                             NUMBER
                                            OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.8%

Brambles Industries Ltd.                     29,403      $    634,676
Coca Cola Amatil Ltd.                        24,508            64,609
                                                              699,285

AUSTRIA -- 0.4%

VA Technologie AG                             1,852           168,027

BRAZIL -- 1.0%

Telecomunicacoes Brasileiras S.A. ADR         3,734           263,014(a)
Uniao de Banco Brasiliero S.A. GDR            9,589           129,451
                                                              392,465

CANADA -- 0.3%

Newcourt Credit Group Inc.                    5,081           131,567

CROATIA -- 0.2%

Pliva D D GDR (Regd.)                         4,967            65,316

FINLAND -- 5.1%

Merita Ltd. (Series A)                       71,494           364,185
Nokia Oyj                                    14,312         1,137,191
Pohjola Group Insurance Ltd. Co.
  (Series B)                                  2,367            93,572
Sampo Insurance Co.
  Ltd. (Series A)                            14,865           424,213
                                                            2,019,161

[GRAPHIC OF FRENCH FLAG OMITTED]


FRANCE -- 19.9%

Alstom                                       15,475           331,619(a)
AXA-UAP                                      10,393           952,107
Cap Gemini S.A.                               6,439           986,582
Carrefour S.A.                                1,073           680,421
Coflexip S.A. ADR                            11,643           461,354



--------------------------------------------------------------------------------
                                             NUMBER
                                           OF SHARES           VALUE
--------------------------------------------------------------------------------

Elf Aquitaine S.A. ADR                        2,942       $   363,035
Lyonnaise Des Eaux S.A.                       3,912           666,461
Michelin CGDE (Regd.) (Class B)               3,875           152,238
Renault S.A.                                 10,685           427,415
Rhone-Poulenc S.A. (Class A)                 10,814           453,818
Schneider S.A.                               11,568           603,210
Societe Generale                              3,665           405,782
Total S.A. (Class B)                         10,548         1,329,849
                                                            7,813,891

[GRAPHIC OF GERMAN FLAG OMITTED]


GERMANY -- 12.4%

Bayerische Vereinsbank AG                     9,212           678,509
Daimler-Benz AG                               6,853           573,699
Fresenius Medical Care AG                     8,001           426,413
Mannesmann AG                                13,295         1,218,081
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                     1,609           710,033
Preussag AG                                   2,683           927,832
Volkswagen AG                                 4,679           337,627
                                                            4,872,194

GREECE -- 0.6%

Alpha Credit Bank (Regd.)                     2,284           169,850
National Bank Greece S.A. GDR                 2,141            56,736 (b)
                                                              226,586

HONG KONG -- 0.6%

Giordano International Ltd.                 238,000            32,250
Johnson Electric Holdings                   103,900           197,106
                                                              229,356

ISRAEL -- 2.8%

Comverse Technology Inc.                      6,494           265,442(a)
ECI Telecommunications Ltd.                  20,494           502,103
Teva Pharmaceutical Industries
  Ltd. ADR                                    8,398           318,075
                                                            1,085,620

[GRAPHIC OF ITALIAN FLAG OMITTED]

ITALY -- 7.2%

Assicurazioni Generali                       12,248           398,460
Banca Intesa S.p.A.                          75,474           317,780
Credito Italiano                            101,064           421,240
Industrie Natuzzi S.p.A. ADR                  3,663            72,344
Montedison S.p.A.                           458,306           438,135
Saipem                                       89,940           381,413
Telecom Italia Mobile S.p.A.                 89,749           523,058
Telecom Italia S.p.A.                        42,275           291,327
                                                            2,843,757

JAPAN -- 5.0%

Canon Inc.                                   32,000           648,878
Honda Motor Co.                               4,000           121,518
Minebea Co. Ltd.                             13,000           105,728
NTT Data Corp.                                   88           320,808
Shin-Etsu Chemical Co.                       10,000           158,486
Sony Corp.                                    8,100           562,710
Sumitomo Realty & Development                26,000            47,583
                                                            1,965,711

LUXEMBOURG -- 0.1%

Societe Europeene de
Communicion                                   2,322            13,628(a,m)

----------
See Notes to Schedule of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------

MEXICO -- 1.4%

Desc S.A. de C.V. (Series B)                      56,045         $   43,196
Desc S.A. de C.V. ADR (Class C)                    7,301            100,389
Gruma S.A. de C.V. (Series B)                     31,129             64,103
Grupo Carso S.A. de C.V. ADR                      34,431            189,370
Grupo Financiero Bancomer S.A.
  ADR (Series C)                                  42,286            148,001(b)
                                                                    545,059

[GRAPHIC OF NETHERLANDS FLAG OMITTED]


NETHERLANDS -- 5.9%

IHC Caland N.V.                                   11,449            534,961
ING Groep N.V.                                    19,978            900,607
Ispat International N.V. (Regd.)
  (Class A)                                        7,255             54,413
Koninklijke Ahold N.V.                            11,917            356,241
Philips Electronics N.V.                           8,853            477,118
                                                                  2,323,340

NORWAY -- 0.1%

Den Norske Bank ASA                               16,875             52,948

PANAMA -- 0.6%

Panamerican Beverages Inc.
  (Class A)                                       12,095            215,442

PHILIPPINES -- 0.2%

Metro Bank & Trust Co.                             3,440             11,794
San Miguel Corp. S.A.                             58,998             76,192
                                                                     87,986

PORTUGAL -- 1.7%

Banco Comercial Portugues (Regd.)                 16,569            447,813
Jeronimo Martins, SGPS S.A.                        5,876            199,201
                                                                    647,014

SOUTH AFRICA -- 0.3%

Barlow Ltd.                                       21,853             81,794
Iscor Ltd.                                        86,573             19,442
                                                                    101,236

SOUTH KOREA -- 0.5%

Hyundai Heavy Industries                           9,041            135,217
Pohang Iron & Steel Co. Ltd.                       1,967             77,342
Samsung Display Devices Co.                           20                137(a,m)
                                                                    212,696

SPAIN -- 2.7%

Argentaria S.A.                                   34,828            693,198
Repsol S.A.                                        9,024            381,471
                                                                  1,074,669

SWEDEN -- 5.3%

Autoliv Inc. SDR                                  21,997            676,399
Ericson LM Telephone (Series B)                    8,768            165,571
Investor AB (Series B)                             1,553             60,238


--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES           VALUE
--------------------------------------------------------------------------------

Invik & Co. AB                                    1,300         $   93,716
Kinnevik AB (Series B)                            2,601             68,364
NetCom Systems AB (Series B)                      5,935            199,159
Pharmacia & Upjohn Inc.                          16,410            823,577
                                                                 2,087,024

SWITZERLAND -- 3.5%

ABB AG                                              368            374,558
Novartis AG (Regd.)                                 328            527,262
Zurich Allied AG (Regd.)                            982            488,723(a)
                                                                 1,390,543

TAIWAN -- 0.9%

Taiwan Semiconductor Manufacturing Co.          178,450            341,878


[GRAPHIC OF UNITED KINGDOM FLAG OMITTED]


UNITED KINGDOM -- 15.7%

Airtours PLC                                    129,821            783,515
Bank of Scotland PLC                             31,586            301,522
Cable & Wireless Communication PLC               53,617            364,617(a)
Coca-Cola Beverages PLC                          63,592            150,726(a)
Commercial Union PLC                             20,478            317,335
FKI PLC                                         105,475            202,629
Granada Group PLC                                46,044            579,267
Johnson Matthey PLC                              13,822             71,504
LucasVarity PLC                                 176,017            541,636
Railtrack Group PLC                               9,765            281,561
Reed International PLC                           35,788            301,782
Royal & Sun Alliance Insurance
  Group PLC                                      71,467            619,655
Saatchi & Saatchi PLC                            36,874             65,197
SEMA Group PLC                                   27,733            274,878
Siebe PLC                                       286,012            923,873
Somerfield PLC                                   32,106            227,886
Vodafone Group PLC                               12,827            148,943
                                                                 6,156,526
TOTAL COMMON STOCK
 (COST $40,699,354)                                             37,762,925

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------

Fresenius Medical Care AG                        1,713              64,624
Telecomunicacoes de
Rio de Janiero S.A.                          1,158,781              32,747
Telerj Celular S.A.                          2,376,671              49,119(a)

TOTAL PREFERRED STOCK
  (Cost $308,069)                                                  146,490

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft AG, 06/03/02
  (Cost $0)                                        57                2,253(a)

TOTAL INVESTMENTS IN SECURITIES
  (Cost $41,007,423)                                            37,911,668


----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $350,294)                                  350,294      $  350,294

OTHER ASSETS AND LIABILITIES,
  NET 2.5%                                                         971,583
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                              $39,233,545
================================================================================




--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------

The GE International Equity Fund invested in the following sectors at September 30, 1998:

                            PERCENTAGE (BASED ON
SECTOR                        TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Finance                            23.94%
Capital Equipment                  22.48%
Consumer Goods                     18.61%
Services                           17.14%
Energy                              7.87%
Multi Industry                      3.37%
Materials                           3.22%
Cash & Other                        3.37%
--------------------------------------------------------------------------------
                                  100.00%
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements.

[graphic of flag omitted]

ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
GE INTERNATIONAL EQUITY FUND AT SEPTEMBER 30, 1998.

                                                           GE GLOBAL EQUITY FUND

======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


  Airtouch Communications Inc.   3.29%
----------------------------------------------------------------------------
  Mannesmann AG                  2.66%
----------------------------------------------------------------------------
  Cardinal Health Inc.           2.56%
----------------------------------------------------------------------------
  Nokia AB Oy (Series A)         2.32%
----------------------------------------------------------------------------
  Total S.A. (Class B)           2.30%
----------------------------------------------------------------------------
  AlliedSignal Inc.              2.18%
----------------------------------------------------------------------------
  AXA-UAP                        2.16%
----------------------------------------------------------------------------
  ING Groep N.V.                 2.06%
----------------------------------------------------------------------------
  Siebe PLC                      1.98%
----------------------------------------------------------------------------
  Preussag AG                    1.83%
----------------------------------------------------------------------------

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of global companies.

                         * LIPPER PERFORMANCE COMPARISON

                             Global Stock Peer Group
       Based on average annual total returns for the period ended 9/30/98

                                    One          Three           Five
                                    Year         Year            Year

Number of funds in peer group:      233          159             76

Peer group
 average
 total return:                     -9.10%         8.06%          9.45%

Lipper categories
 in peer group: Global, Global Small Cap

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A
                         W/O LOAD W/LOAD MSCI

1/1/94        10000         10000         10000
MAR-94         9989.33       9414.94      10060.53
6/30/94        9872.06       9304.42      10362.27
SEP-94        10309.17       9716.39      10584.52
12/31/94       9771.67        9209.8      10507.72
MAR-95         9979.69       9405.86      10999.19
6/30/95       10795.37      10174.64      11468.06
SEP-95        11047.19      10411.98      12108.59
12/31/95      11099.2       10461         12694.07
3/30/96       11651.65      10981.68      13200.83
6/30/96       12081.33      11386.65      13583.25
SEP-96        12282.23         11576      13763.66
DEC-96        12740.03      12007.48      14394.25
MAR-97        12698.64      11968.47      14434.91
JUN-97        14248.27      13428.99      16607.57
SEP-97        14555.83      13718.87      17082.59
DEC-97        13601         12818.94      16662.35
MAR-98        15777.16      14869.97      19048.44
JUN-98        15962.93      15045.06      19435.56
SEP-98        12951         12209         17105.81

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                     ONE         THREE         SINCE
                                    YEAR         YEAR       INCEPTION

GE Global Equity                   -11.03%       5.44%        5.60%
GE Global Equity w/load            -16.14%       3.38%        4.29%
(maximum load-5.75%)

MSCI World                           0.14%      12.21%       11.97%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS B
                         W/O LOAD W/LOAD MSCI

12/22/93                 10000         10000         10000
DEC-93                   10263.26      10263.26      10000
MAR-94                   10257.78      10257.78      10060.53
6/30/94                  10137.42      10137.42      10362.27
SEP-94                   10569.61      10569.61      10584.52
12/31/94                 10004.78      10004.78      10507.72
MAR-95                   10206.22      10206.22      10999.19
6/30/95                  11023.16      11023.16      11468.06
SEP-95                   11269.36      11269.36      12108.59
12/31/95                 11307.77      11307.77      12694.07
3/30/96                  11860.62      11860.62      13200.83
6/30/96                  12276.68      12276.68      13583.25
SEP-96                   12464.76      12264.76      13763.66
DEC-96                   12915.25      12915.25      14394.25
MAR-97                   12854.81      12854.81      14434.91
JUN-97                   14408.02      14408.02      16607.57
SEP-97                   14698.12      14598.12      17082.59
DEC-97                   13722.68      13722.68      16662.35
MAR-98                   15895.5       15895.5       19048.44
JUN-98                   16065.25      16065.25      19435.56
SEP-98                   13017         13017         17105.81


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                   ONE         THREE         SINCE
                                  YEAR         YEAR       INCEPTION

GE Global Equity                -11.44%        4.92%        5.68%
GE Global Equity w/load         -14.59%        4.34%        5.68%
maximum load                       4.0%         2.0%         0.0%
MSCI World                        0.14%       12.21%       11.97%



                                 CLASS C SHARES

                              [LINE GRAPH OMITTED]
                             PLOT POINTS AS FOLLOWS:

                                     CLASS C
                                  W/O LOAD MSCI

 2/22/93         10000         10000
 MAR-93          10405.58      10578.82
 JUN-93          10585.11      11218.33
 SEP-93          11409.58      11744.47
 DEC-93          12608.53      11934.23
 MAR-94          12615.25      12006.47
 JUN-94          12480.83      12366.58
 SEP-94          13038.67      12631.81
 DEC-94          12370.65      12540.16
 MAR-95          12646.61      13126.68
 JUN-95          13681.53      13686.25
 SEP-95          14012.7       14450.67
 DEC-95          14087.43      15137.47
 MAR-96          14798.5       15754.18
 JUN-96          15347.65      16210.57
 SEP-96          15615.16      16425.88
 DEC-96          16212.54      17178.44
 MAR-97          16167.68      17226.95
 JUN-97          18149.38      19819.86
 SEP-97          18553.2       20386.76
 DEC-97          17335.72      19885.24
 MAR-98          20128.56      22732.85
 JUN-98          20371.78      23194.84
 SEP-98          16539         20414.47


                         AVERAGE ANNUAL
                          TOTAL RETURN

                               ONE           FIVE        SINCE
                               YEAR          YEAR      INCEPTION
GE Global Equity             -10.86%         7.71%        9.39%
MSCI World                     0.14%        11.69%       13.58%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


               CLASS D
            W/O LOAD MSCI

  11/29/93      10000         10000
  DEC-93        10855.63      10486.97
  MAR-94        10861.41      10550.45
  JUN-94        10757.37      10866.89
  SEP-94        11242.92      11099.95
  DEC-94        10670.15      11019.42
  MAR-95        10919.95      11534.82
  JUN-95        11824         12026.53
  SEP-95        12115.44      12698.25
  DEC-95        12184.04      13301.75
  MAR-96        12810.58      13843.68
  JUN-96        13297.2       14244.72
  SEP-96        13534.42      14433.92
  DEC-96        14059.67      15095.22
  MAR-97        14027.2       15137.85
  JUN-97        15761.11      17416.31
  SEP-97        16124.78      17914.47
  DEC-97        15089.2       17473.77
  MAR-98        17523.65      19976.05
  JUN-98        17750.28      20382.02
  SEP-98        14417         17938.82

                         AVERAGE ANNUAL
                          TOTAL RETURN

                             ONE          THREE         SINCE
                             YEAR         YEAR        INCEPTION

GE Global Equity            -10.59%       5.97%         7.85%
MSCI World                    0.14%      12.21%        12.84%

Legend as Follows:

GE Global Equity Fund
GE Global Equity Fund w/load
MSCI World
                                        8

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

                              GE GLOBAL EQUITY FUND

[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Pacific Rim           2.2%
Japan                 4.1%
Other Regions         5.0%
Europe               58.5%
Cash & Other          9.7%
United States        20.5%


--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 89.8%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.2%

Coca Cola Amatil Ltd.                          30,966        $   81,634

AUSTRIA -- 0.5%

VA Technologie AG                               2,778           252,040

BRAZIL -- 1.1%

Telecomunicacoes Brasileiras S.A
  ADR                                           5,396           380,081(a)
Uniao de Banco Brasiliero
  S.A. GDR                                      8,160           110,160
                                                                490,241

CROATIA -- 0.3%

Pliva D D GDR (Regd.)                          10,472           137,707

[GRAPHIC OF FINLAND FLAG OMITTED]


FINLAND -- 4.8%

Helsingin Puhelin Oyj                           3,341           149,818
Merita Ltd. (Series A)                         67,952           346,142
Nokia AB Oy (Series A)                         13,417         1,066,077
Sampo Insurance Co. Ltd. (Series A)            23,093           659,021
                                                              2,221,058

[GRAPHIC OF FRENCH FLAG OMITTED]


FRANCE -- 13.2%

Alstom                                          7,475           160,184(a)
AXA-UAP                                        10,822           991,408
Cap Gemini S.A                                  4,494           688,569
Carrefour S.A                                     864           547,888
Coflexip S.A. ADR                              13,053           517,225
Elf Aquitaine S.A. ADR                          2,007           247,658
Lyonnaise Des Eaux S.A                          1,662           283,144
Renault S.A                                     7,463           298,531
Rhone-Poulenc S.A. (Class A)                    9,612           403,375
Schneider S.A                                  10,696           557,740
Societe Generale                                2,836           313,997
Total S.A. (Class B)                            8,359         1,053,869
                                                              6,063,588



--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF GERMAN FLAG OMITTED]

GERMANY -- 9.0%

Bayerische Vereinsbank AG                        7,093         $  522,434
Daimler-Benz AG                                  5,405            452,480
Fresenius Medical Care AG                        8,875            472,993
Mannesmann AG                                   13,297          1,218,265
Muenchener Rueckversicherungs -
  Gesellschaft AG (Regd.)                        1,216            536,603
Preussag AG                                      2,428            839,648
Volkswagen AG                                    1,431            103,258
                                                                4,145,681

GREECE -- 0.2%

Alpha Credit Bank (Regd.)                          305             22,681
National Bank Greece S.A. GDR                    2,500             66,261 (b)
                                                                   88,942

HONG KONG -- 0.6%

Giordano International Ltd.                    394,000             53,389
Johnson Electric Holdings                      109,000            206,780
                                                                  260,169

ISRAEL -- 1.9%

Comverse Technology Inc.                         7,118            290,948(a)
ECI Telecommunications Ltd.                     15,058            368,921
Teva Pharmaceutical Industries
  Ltd. ADR                                       5,652            214,070
                                                                  873,939

ITALY -- 4.2%

Assicurazioni Generali                           6,333            206,029
Credito Italiano                                78,492            327,159
Industrie Natuzzi S.p.A ADR                     18,295            361,326
Montedison S.p.A                               212,954            203,581
Saipem                                          72,407            307,060
Telecom Italia Mobile S.p.A                     73,512            428,429
Telecom Italia S.p.A                            12,155             83,763
                                                                1,917,347

JAPAN -- 4.1%

Canon Inc.                                      23,000            466,381
Honda Motor Co.                                  6,000            182,277
Minebea Co. Ltd.                                14,000            113,861
NTT Data Corp.                                     100            364,555
Shin-Etsu Chemical Co.                          11,000            174,335
Sony Corp.                                       8,300            576,604
                                                                1,878,013

MEXICO -- 1.2%

Desc S.A. de C.V. (Series B)                    62,185             47,929
Desc S.A. de C.V. ADR (Class C)                  6,339             87,161
Gruma S.A. de C.V. (Series B)                   31,745             65,370
Grupo Carso S.A. de C.V. (Series A)             25,083             70,345
Grupo Carso S.A. de C.V. ADR                    23,882            131,351
Grupo Financiero Bancomer S.A
  ADR (Series C)                                36,550            127,925(b)
                                                                  530,081

----------
See Notes to Schedule of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS -- 4.5%

IHC Caland N.V                                  9,733         $  454,777
ING Groep N.V                                  20,995            946,445
Ispat International N.V. (Regd.)
  (Class A)                                    21,541            161,558(a)
Koninklijke Ahold N.V                           7,007            209,464
Philips Electronics N.V                         5,186            279,491(a)
                                                               2,051,735

NORWAY -- 0.2%

Petroleum Geo Services                          6,558            107,319

PANAMA -- 0.6%

Banco Latinoamericano de
  Exportaciones S.A. (Class E)                      7                112
Panamerican Beverages Inc.
  (Class A)                                    14,338            255,396
                                                                 255,508

PHILIPPINES -- 0.2%

Metro Bank & Trust Co.                          1,300              4,457
San Miguel Corp. S.A                           73,780             95,282
                                                                  99,739

PORTUGAL -- 2.0%

Banco Comercial Portugues (Regd.)              12,549            339,164
Jeronimo Martins, SGPS S.A                      9,229            312,871
Telecel-Comunicacoes Pessoais S.A               1,914            247,573
                                                                 899,608

SOUTH KOREA -- 0.3%

Hyundai Heavy Industries                        3,211             48,023
Pohang Iron & Steel Co. Ltd.                    2,560            100,659
                                                                 148,682

SPAIN -- 2.5%

Argentaria S.A                                 26,184            521,153
Repsol S.A                                     14,463            611,392
                                                               1,132,545

SWEDEN -- 3.7%

Autoliv Inc. SDR                               23,156            712,038
Ericson LM Telephone (Series B)                15,215            287,313
Pharmacia & Upjohn Inc.                        13,934            699,313
                                                               1,698,664

SWITZERLAND -- 2.0%

ABB AG                                            322            327,738
Novartis AG (Regd.)                               315            506,364
Zurich Allied AG (Regd.)                          208            103,518(a)
                                                                 937,620

TAIWAN -- 0.9%

Taiwan Semiconductor
  Manufacturing Co.                           207,900            398,299



--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES            VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF UNITED KINGDOM FLAG OMITTED]


UNITED KINGDOM -- 11.1%

Airtours PLC                                     54,041         $  326,156
Bank of Scotland PLC                              5,250             50,117
Cable & Wireless Communication
  PLC                                            21,032            143,026(a)
Coca-Cola Beverages PLC                          55,719            132,065(a)
Commercial Union PLC                             13,881            215,106
FKI PLC                                          64,598            124,100
Granada Group PLC                                29,581            372,151
Johnson Matthey PLC                              65,107            336,814
LucasVarity PLC                                 202,502            623,135
Railtrack Group PLC                               4,871            140,449
Reed International PLC                           25,505            215,071
Royal & Sun Alliance Insurance
  Group PLC                                      57,897            501,996
SEMA Group PLC                                    9,364             92,812
Senior Engineering PLC                           60,230            122,876
Siebe PLC                                       280,936            907,476
Somerfield PLC                                   29,998            212,923
United Assurance Group                           59,639            593,144
                                                                 5,109,417

[GRAPHIC OF U.S. FLAG OMITTED]


UNITED STATES -- 20.5%

Airtouch Communications Inc.                     26,490          1,509,930(a)
AlliedSignal Inc.                                28,254            999,485
Cardinal Health Inc.                             11,368          1,173,746
Citicorp                                          5,116            475,468
Ecolab Inc.                                      11,671            331,894
EMC Corp.                                        13,433            768,200(a)
First Data Corp.                                      1                 24
Harman International Industries Inc.             15,212            558,090
Intel Corp.                                       4,429            379,787
International Business Machines                   3,303            422,784
MCI WorldCom Inc.                                 5,679            277,561(a)
Morgan Stanley, Dean Witter                       6,691            288,131
Northern Telecom Ltd.                             3,243            104,984
SBC Communications Inc.                           8,727            387,806
Sears Roebuck & Co.                              10,915            482,307
Sun Microsystems Inc.                             3,522            175,440(a)
Travelers Group Inc.                             11,441            429,037
Xerox Corp.                                       2,819            238,910
Zebra Technologies Corp. (Class A)               12,388            414,998(a)
                                                                 9,418,582
TOTAL COMMON STOCK
  (COST $41,343,034)                                           41,198,158

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

Fresenius Medical Care AG                         3,217            121,363
Telecomunicacoes de
  Rio de Janiero S.A                          1,191,797             33,679
Telerj Celular S.A                            2,653,597             54,843(a)

TOTAL PREFERRED STOCK
  (COST $504,654)                                                  209,885

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs
  -Gesellschaft AG, 06/03/02
  (COST $0)                                          46              1,818(a)

TOTAL INVESTMENTS IN SECURITIES
  (COST $41,847,688)                                            41,409,861


----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998


--------------------------------------------------------------------------------
                                             NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $3,546,544)                        3,546,544        $ 3,546,544

OTHER ASSETS AND LIABILITIES,
  NET 2.0%                                                      898,720
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                          $45,855,125
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------

The GE Global Equity Fund invested in the following sectors at September 30,
1998:

                                    PERCENTAGE (BASED ON
SECTOR                                TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Capital Equipment                          23.64%
Services                                   19.00%
Finances                                   18.97%
Consumer Goods                             14.84%
Energy                                      6.66%
Multi Industry                              4.75%
Materials                                   2.45%
Cash & Other                                9.69%
--------------------------------------------------------------------------------
                                          100.00%
================================================================================


[GRAPHIC OF FLAG OMITTED]

ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
GE GLOBAL EQUITY FUND AT SEPTEMBER 30, 1998.

----------
See Notes to Schedule of Investments and Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND
Q & A

David Carlson manages pension and mutual fund portfolios with total assets of nearly $6 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. For the one year period ending September 30, the Standard & Poor's 500 Composite Index, advanced 9.12%. Our Lipper peer group of 934 Growth funds fell 1.44%. To see how your class of shares of GE Premier Growth Equity Fund performed compared to its benchmarks, please refer to the next page.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. This concentrated portfolio currently holds just 34 stocks. During the year, a handful of the fund's stocks had sizeable gains, which is why it compared favorably with the results of the much broader S&P 500 Index. The fund was overweighted in technology and healthcare, stock sectors that did well during the twelve month period. In technology, Cisco Systems was up 90% and Microsoft rose 66%. The Fund also had several strong performers among communication stocks. NTL, a cable television programmer based in the United Kingdom, advanced 80%. Cable television services provider Tele-Communications Inc. Liberty Media Group was up 84%. Airtouch Communications, a cellular telephone provider, rose 61%. In the retail group, CVS and Home Depot both had returns of over 50%. Two stock sectors had weak results over the period: oil services, because of the mild winter and the continuing uncertainty in Asia, and financials, which were affected by global economic turmoil in the third quarter.

Q. WHAT CHANGES WERE MADE IN THE FUND?

A. As the fund's name indicates, we look for industry leaders and good-quality companies that generate long-term capital gains. Following our strategy, we are not changing our holdings but are adding to or subtracting from the amount of shares we hold. We added Avon Products, the beauty care retailer, to the portfolio in August.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. This is a period of earnings uncertainty. We continue to focus on companies that we believe to have the strength to grow earnings regardless of the economic environment. Cash currently constitutes 8% of our portfolio. Should the market decline further from current levels, we will put that cash to work.

[Picture of David Carlson Omitted]

                                                   GE PREMIER GROWTH EQUITY FUND

======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


  Tele-Communications Inc.
   Liberty Media Group (Series A)          3.65%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                     3.56%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                       3.52%
--------------------------------------------------------------------------------
  Microsoft Corp.                          3.50%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.             3.35%
--------------------------------------------------------------------------------
  Catalina Marketing Corp.                 3.33%
--------------------------------------------------------------------------------
  Automatic Data Processing Inc.           3.25%
--------------------------------------------------------------------------------
  Waste Management Inc.                    3.25%
--------------------------------------------------------------------------------
  Carnival Corp. (Class A)                 3.19%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.                   3.18%
--------------------------------------------------------------------------------

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by primarily investing in growth-oriented equity securities.

                 * LIPPER PERFORMANCE COMPARISON

                                      Growth Peer Group
                            Based on average annual total returns
                                     for the period ended
                                           9/30/98

                                     One
                                    Year
  Number of Funds
  in peer group:                    934

  Peer group
  average annual
  total return:                   -1.44%

  Lipper categories
  in peer group:                  Growth

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A

                       W/O LOAD W/LOAD S&P 500

12/31/96      10000         10000         10000
3/97           9526.66       8978.88      10260.73
6/97          11013.32      10380.06      12053.8
9/97          12206.66      11504.77      12960.26
12/97         12612.02      11886.83      13329.4
3/98          14244.41      13425.35      15190.35
6/98          14799.82      13948.83      15693.88
9/98          13804.14      13010.4       14141.85

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                    ONE             SINCE
                                    YEAR          INCEPTION

GE Premier Growth Equity            13.09%          20.25%

GE Premier Growth Equity w/load      6.57%          16.23%
(maximum load-5.75%)

S&P 500                              9.12%          21.93%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B

              W/O LOAD        W/LOAD       S&P 500

12/31/96       10000        10000         10000
3/97           9513.33       9513.33      10260.73
6/97          10986.67      10986.67      12053.8
9/97          12166.67      11766.67      12960.26
12/97         12552.07      12552.07      13329.4
3/98          14157.49      14157.49      15190.35
6/98          14692.63      14392.63      15693.88
9/98          13683.31      13383.31      14141.85


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                           ONE           SINCE
                                           YEAR        INCEPTION

GE Premier Growth Equity                  12.47%        19.65%
GE Premier Growth Equity w/load            8.47%        18.14%
maximum load                                4.0%          3.0%
S&P 500                                    9.12%        21.93%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS C

                             W/O  LOAD      S&P  500

12/31/96                     10000         10000
3/97                          9533.32      10260.73
6/97                         11033.32      12053.8
9/97                         12233.32      12960.26
12/97                        12645.51      13329.4
3/98                         14294.04      15190.35
6/98                         14863.91      15693.88
9/98                         13866.65      14141.85


                         AVERAGE ANNUAL
                          TOTAL RETURN



                                  ONE                SINCE
                                  YEAR              INCEPTION

GE Premier Growth Equity         13.35%               20.57%

S&P 500                           9.12%               21.93%


                                 CLASS D SHARES

                              [LINE GRAPH OMITTED]
                             PLOT POINTS AS FOLLOWS:



                             CLASS D

                 W/O LOAD          S&P 500

12/31/96         10000            10000
3/97              9539.99         10260.73
6/97             11039.99         12053.8
9/97             12253.32         12960.26
12/97            12676.35         13329.4
3/98             14333.92         15190.35
6/98             14918.15         15693.88
9/98             13926.32         14141.85

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                       ONE           SINCE
                                      YEAR         INCEPTION

GE Premier Growth Equity             13.65%          20.86%

S&P 500                               9.12%          21.93%

Legend as Follows:
GE Premier Fund
GE Premier Fund w/load
S&P 500

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

            GE PREMIER GROWTH EQUITY FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Financials                                    3.4%
Energy                                        4.7%
Retail Trade                                  5.1%
Technology--Electronics & Services            6.1%
Utility                                       6.4%
Cash & Other                                  7.9%
Capital Goods                                10.5%
Technology--Software & Services              15.7%
Consumer - Cyclical                          18.5%
Healthcare                                   19.9%
Consumer - Stable                             1.8%


--------------------------------------------------------------------------------
                                         NUMBER
                                        OF SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
--------------------------------------------------------------------------------

[GRAPHIC OF FACTORY OMITTED]

CAPITAL GOODS -- 10.5%

AlliedSignal Inc.                                    13,806      $  488,387
Dover Corp.                                          29,737         918,130
Molex Inc. (Class A)                                 29,843         809,492(h)
Waste Management Inc.                                20,789         999,171
                                                                  3,215,180

[GRAPHIC OF PRODUCTS OMITTED]


CONSUMER - CYCLICAL -- 18.5%

Carnival Corp. (Class A)                             30,799         979,793
Catalina Marketing Corp.                             21,771       1,023,237(a)
Comcast UK Cable Partners Ltd.
  (Class A)                                          31,436         487,258(a)
Interpublic Group Cos. Inc.                          16,461         887,865
NTL Inc.                                             20,124         865,332(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                             30,586       1,122,124(a)
Walt Disney Co.                                      12,744         322,583
                                                                  5,688,192

CONSUMER - STABLE -- 1.8%

Avon Products Inc.                                   20,178         566,245

ENERGY -- 4.7%

Baker Hughes Inc.                                    33,985         711,561
Schlumberger Ltd.                                    14,868         748,046
                                                                  1,459,607

FINANCIAL -- 3.4%

Citicorp                                              5,523         513,294
Travelers Group Inc.                                 14,125         529,687
                                                                  1,042,981

--------------------------------------------------------------------------------
                                                     NUMBER
                                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 19.9%

Cardinal Health Inc.                                10,619       $1,096,412
Dentsply International Inc.                         26,657          596,450(h)
Johnson & Johnson                                   11,788          922,411
Lincare Holdings Inc.                               19,116          740,745(a)
Omnicare Inc.                                       26,550          935,887
Sybron International Corp.                          44,605          853,071(a)
Tenet Healthcare Corp.                              33,985          977,069(a)
                                                                  6,122,045

RETAIL TRADE -- 5.1%

CVS Corp.                                           13,806          604,875
Home Depot Inc.                                     24,002          948,079
                                                                  1,552,954

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.1%

Cisco Systems Inc.                                  17,523        1,083,141(a)
Intel Corp.                                          9,240          792,330
                                                                  1,875,471

[GRAPHIC OF DISCS OMITTED]


TECHNOLOGY - SOFTWARE & SERVICES -- 15.7%

Automatic Data Processing Inc.                      13,381        1,000,230
EMC Corp.                                           16,992          971,730(a)
Equifax Inc.                                        26,338          939,937
First Data Corp.                                    36,109          848,561(h)
Microsoft Corp.                                      9,771        1,075,421(a)
                                                                  4,835,879

[GRAPHIC OF PLUG OMITTED]

UTILITIES -- 6.4%

Airtouch Communications Inc.                        18,054        1,029,078(a,h)
MCI WorldCom Inc.                                   19,116          934,295(a)
                                                                  1,963,373
TOTAL INVESTMENTS IN SECURITIES
  (COST $25,116,770)                                             28,321,927

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $2,533,560)                              2,533,560         2,533,560

OTHER ASSETS AND LIABILITIES,
  NET (0.3)%                                                         (95,686)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                               $30,759,801
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following long Futures Contracts open at September 30, 1998:

                                            NUMBER
                            EXPIRATION       OF        UNDERLYING     UNREALIZED
DESCRIPTION                   DATE        CONTRACTS    FACE VALUE        LOSS
--------------------------------------------------------------------------------
S&P 500                   December 1998      2         $ 513,000      $ (8,813)


[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE  PREMIER GROWTH EQUITY FUND AT SEPTEMBER 30, 1998.


----------
See Notes to Schedule of Investments and Financial Statements.

                                                             GE U.S. EQUITY FUND

Q & A

Gene Bolton is responsible for the overall management of the U.S. equity operations at GE Investments with total assets of over $26 billion. His responsibilities include overseeing the portfolio management team of the GE U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. HOW DID THE GE U.S. EQUITY FUND'S INDUSTRY BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The Standard & Poor's 500 Composite Index posted a 9.12% return for the year ended September 30, 1998. The fund's Lipper peer group of 800 Growth and Income funds was down .06% for the same period. To see how your class of GE U.S. Equity Fund shares performed compared to the aforementioned benchmarks, please refer to the following page.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund is overweighted in healthcare stocks which performed well over this period as their earnings are less affected by market cycles. On the downside, the fund was underweighted in technology stocks and utilities, two sectors that performed well during the third quarter. Fast-growing technology companies may be well run but many have high valuation levels that our valuation discipline doesn't allow us to own. Utilities are a favorite with investors when the stock market slows but we don't believe they will show much long-term earnings growth.

Q. WHICH INVESTMENTS STAND OUT?

A. Many noteworthy performers for the year were in the healthcare sector:
   Cardinal Health (+45%), a new addition to the fund; Allergan (+63%); Watson Pharmaceuticals (+73%); Abbott Laboratories (+36%); and Johnson & Johnson (+35%). Investors see them as companies which can grow earnings even in a slowing global economy.

Q. PLEASE COMMENT ON ANY CHANGES YOU MADE IN THE PORTFOLIO.

A. The fund increased its holdings in healthcare, beverages and utilities, all of which can show earnings growth in an economic slowdown. We reduced our position in energy stocks, which were battered by the warm winter and slower Asian demand. Financial stocks, hit hard by the worldwide economic crisis, and overvalued technology stocks, were also reduced.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We expect market volatility to continue over the next six months. Corporate earnings, especially those of multi-nationals, are under pressure because of the ongoing instability in Asia, Russia and Latin America. Balancing that is the weaker dollar, which should help the earnings of companies that do business abroad. We watch stock valuations closely. Overvalued stocks get hurt in volatile markets such as the one we are in now. However, stocks with strong fundamentals and attractive valuations should be positioned to perform well when this correction is over.

  [picture of Gene Bolton Omitted]

                                                             GE U.S. EQUITY FUND


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================

  Merck & Co. Inc.                                            2.40%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc                             2.31%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                                    2.12%
--------------------------------------------------------------------------------
  International Business Machines                             2.04%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                                           1.88%
--------------------------------------------------------------------------------
  Johnson & Johnson                                           1.79%
--------------------------------------------------------------------------------
  Exxon Corp.                                                 1.79%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                        1.58%
--------------------------------------------------------------------------------
  Abbott Laboratories                                         1.58%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.                                1.52%
--------------------------------------------------------------------------------

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by primarily investing in a diversified portfolio of Growth and Value stocks of U.S. companies.

                         * LIPPER PERFORMANCE COMPARISON

                          Growth and Income Peer Group
                     Based on average annual total returns
                         for the periods ended 9/30/98

                           One               Three              Five
                           Year              Year               Year
 Number of
 funds in
 peer group:                800               498                326

 Peer group
 average
 total return:            -0.06%             17.16%           15.58%

 Lipper categories
 in peer group: Growth & Income, S&P 500 Index

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98

CLASS A                            W/O LOAD          W/LOAD              S&P

1/1/94                            10000            10000            10000
3/94                               9526.45          8978.68          9618.15
6/94                               9544.89          8996.06          9657.88
9/94                               9913.9           9343.85         10132.9
12/94                              9765.97          9204.43         10129.82
3/95                              10668.97         10055.5          11116.13
6/95                              11677.1          11005.67         12175.41
9/95                              12542.98         11821.76         13145.54
12/95                             13192.46         12433.89         13927.96
3/96                              14032.09         13225.25         14685.15
6/96                              14528.24         13692.87         15348.14
9/96                              14846.29         13992.63         15818.4
12/96                             16100.78         15174.99         17147.09
3/97                              16424.34         15479.94         17594.16
6/97                              19104.28         18005.78         20668.76
9/97                              20700.99         19510.69         22223.07
12/97                             21234.7          20013.7          22856.04
3/98                              23721.99         22357.98         26047.04
6/98                              24285.88         22889.45         26910.44
9/98                              21814            20562            24249.15

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                  ONE           THREE          SINCE
                                 YEAR           YEAR         INCEPTION

GE U.S. Equity                   5.38%         20.26%         17.85%
GE U.S. Equity w/load           -0.70%         17.90%         16.40%
(maximum load-5.75%)
S&P 500                          9.12%         22.64%         20.50%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B

                                 W/O LOAD           W/LOAD             S&P

12/22/93                         10000            10000            10000
12/93                            10133.91         10133.91         10000
3/94                              9647.78          9647.78          9618.15
6/30/94                           9641.56          9641.56          9657.88
9/94                              9990.57          9990.57         10132.9
12/31/94                          9835.35          9835.35         10129.82
3/95                             10728.9          10728.9          11116.13
6/30/95                          11724.56         11724.56         12175.41
9/95                             12579.81         12579.81         13145.54
12/31/95                         13215.1          13215.1          13927.96
3/30/96                          14022.58         14022.58         14685.15
6/30/96                          14514.95         14514.95         15348.14
9/96                             14816.93         14816.93         15818.4
12/96                            16040.71         16040.71         17147.09
3/97                             16345.27         16345.27         17594.16
6/97                             18992.14         18992.14         20668.76
9/97                             20558.5          20458.5          22223.07
12/97                            21052.75         21052.75         22856.04
3/98                             23492.61         23492.61         26047.04
6/98                             24025.09         24025.09         26910.44
9/98                             21545            21545            24249.15


                         AVERAGE ANNUAL
                          TOTAL RETURN

                               ONE           THREE           SINCE
                              YEAR            YEAR         INCEPTION
GE U.S. Equity                4.80%          19.64%         17.44%
GE U.S. Equity w/load         0.98%          19.18%         17.44%
maximum load                  4.0%           2.0%            0.0%
S&P 500                       9.12%          22.64%         20.50%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                                     CLASS C

                                        W/O LOAD             S&P

2/22/93                                10000            10000
                                       10519.58         10216.1
                                       10681.52         10268.05
 9/93                                  11032.38         10530.86
                                       11218.84         10775.93
                                       10701.37         10364.46
                                       10715.17         10407.27
 9/94                                  11129.16         10919.15
                                       10973.84         10915.83
                                       11991.38         11978.67
                                       13136.11         13120.14
 9/95                                  14118.31         14165.55
                                       14865.82         15008.68
                                       15797.66         15824.63
                                       16387.34         16539.05
 9/96                                  16758.61         17045.81
 12/96                                 18180.62         18477.59
 3/97                                  18560.23         18959.35
 6/97                                  21597.06         22272.51
 9/97                                  23422.39         23947.44
 12/97                                 24036.96         24629.52
 3/98                                  26873.73         28068.12
 6/98                                  27522.89         28998.52

9/98                                   24739            26130.73


                         AVERAGE ANNUAL
                          TOTAL RETURN

                            ONE          FIVE           SINCE
                            YEAR         YEAR         INCEPTION
GE U.S. Equity             5.62%        17.53%         17.54%
S&P 500                    9.12%        19.93%         18.69%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS D

11/29/93                                   10000             10000
12/93                                      10158.53          10123.4
3/94                                        9696.21          9736.84
6/94                                        9714.95          9777.06
9/94                                       10096.06         10257.94
12/94                                       9964.02         10254.82
3/95                                       10889.12         11253.31
6/95                                       11936.28         12325.65
9/95                                       12835.67         13307.76
12/95                                      13520.19         14099.83
3/96                                       14388.82         14866.37
6/96                                       14925.9          15537.53
9/96                                       15270.71         16013.6
12/96                                      16582.64         17358.68
3/97                                       16937.04         17811.27
6/97                                       19720.5          20923.81
9/97                                       21403.88         22497.3
12/97                                      21972.52         23138.08
3/98                                       24582.47         26368.45
6/98                                       25194.18         27242.51
9/98                                       22658            24548.38

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                   ONE           THREE           SINCE
                                   YEAR           YEAR          INCEPTION

GE U.S. Equity                     5.86%          20.86%         18.42%
S&P 500                            9.12%          22.64%         20.40%

Legend as Follows:
GE U.S. Equity Fund
GE U.S. Equity Fund w/load
S&P 500

                  SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

                               GE U.S. EQUITY FUND

                              [PIE CHART OMITTED]
                          PLOT POINTS ARE AS FOLLOWS:

Transportation                      2.2%
Cash & Other                        2.7%
Retail Trade                        4.5%
Insurance                           5.5%
Utilities                           9.0%
Capital Goods                      10.3%
Financials                         10.8%
Energy & Basic Materials           11.5%
Technology                         12.4%
Healthcare                         15.2%
Consumer                           15.9%


--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.8%

Air Products & Chemicals Inc.                    37,719         $ 1,122,140
Airgas Inc.                                      36,347             440,707(a)
Avery Dennison Corp.                             10,132             442,642
Barrick Gold Corp.                               31,612             632,240
Champion International Corp.                      7,903             247,463
Delta & Pine Land Co.                            14,739             648,516
Du Pont de Nemours (E.I.) & Co.                  75,069           4,213,248
FMC Corp.                                         1,971             101,630(a)
Fort James Corp.                                  4,606             151,134
Great Lakes Chemical Corp.                       13,357             519,253
IMC Global Inc.                                   5,987             115,998
Mead Corp.                                       30,028             883,949
Morton International Inc.                        68,227           1,492,466
Newmont Mining Corp.                             84,050           2,038,213
Rayonier Inc.                                    22,503             877,617
Union Camp Corp.                                  4,937             194,394
Weyerhaeuser Co.                                 11,458             483,384
                                                                 14,604,994

[GRAPHIC OF FACTORY OMITTED]

CAPITAL GOODS -- 10.3%

AlliedSignal Inc.                               272,230           9,630,136(h)
Cooper Industries Inc.                           27,633           1,126,045
Deere & Co.                                      42,370           1,281,693
Dover Corp.                                     247,275           7,634,616(h)
Emerson Electric Co.                             90,666           5,643,959
Hubbell Inc. (Class B)                          120,628           4,282,294
Lockheed Martin Corp.                            19,942           2,010,403
Mannesmann AG                                     3,455             316,545
Martin Marietta Materials Inc.                   65,416           2,825,154
Masco Corp.                                      43,197           1,063,726
Minnesota Mining &
  Manufacturing Co.                               1,612             118,784
Molex Inc. (Class A)                             57,688           1,564,787
National Service Industries Inc.                 12,526             399,266
Parker Hannifin Corp.                            14,738             437,534
Safety-Kleen Corp.                               48,993             162,289(a)
Sherwin-Williams Co.                             52,870           1,143,314
Tenneco Inc.                                      9,672             317,967
Textron Inc.                                     82,495           5,001,259


--------------------------------------------------------------------------------
                                                  NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------

Timken Co.                                       11,054         $   167,192
Tyco International Ltd.                          14,498             801,015
United Technologies Corp.                        29,674           2,268,206
Waste Management Inc.                            93,623           4,499,755
                                                                 52,695,939

CONSUMER - CYCLICAL -- 8.3%

ACNielsen Corp.                                  36,983             822,872(a)
Carnival Corp. (Class A)                         34,541           1,098,836
Catalina Marketing Corp.                         27,146           1,275,862(a)
Cendant Corp.                                    13,430             156,124(a)
Circus Circus Enterprises Inc.                   21,333             201,330(a)
Comcast Corp. (Class A)                          82,789           3,885,909
Comcast UK Cable Partners Ltd.
  (Class A)                                      33,979             526,675(a)
Ford Motor Co.                                   28,415           1,333,729
Gannett Inc.                                     76,573           4,101,441
General Motors Corp.                              5,020             274,531
Goodyear Tire & Rubber Co.                       13,817             709,848
Harman International
  Industries Inc.                                15,014             550,826
Interpublic Group Cos. Inc.                      76,066           4,102,810
ITT Industries Inc.                              16,460             557,583
Knight-Ridder Inc.                               37,323           1,660,874
McDonald's Corp.                                 46,986           2,804,477
Metromedia International
  Group Inc.                                      9,054              35,084(a)
NTL Inc.                                         84,355           3,627,265(a)
Stanley Works                                    30,507             907,583
Tele-Communications Inc. (Series A)              93,593           3,661,826(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                         31,760           1,165,195(a)
Tele-Communications TCI
  Ventures Group                                 32,239             578,287(a)
Time Warner Inc.                                 14,111           1,235,594
Walt Disney Co.                                 158,028           4,000,084(h)
Xerox Corp.                                      39,110           3,314,572
                                                                 42,589,217

CONSUMER - STABLE -- 7.6%

Anheuser Busch Cos. Inc.                         72,970           3,940,380(h)
Archer-Daniels Midland Co.                       38,686             647,991
Avon Products Inc.                               89,789           2,519,704
Bestfoods                                        33,694           1,632,053
Coca Cola Co.                                     3,334             192,122
Colgate-Palmolive Co.                            25,791           1,766,683
Conagra Inc.                                     27,633             744,364
Diageo PLC                                       12,895             122,768
General Mills Inc.                               18,423           1,289,610
Gillette Co.                                     12,766             488,300
Hershey Foods Corp.                               7,507             513,760
International Multifoods Corp.                    4,145              68,133
Kellogg Co.                                      13,816             455,065
Kimberly Clark Corp.                             72,348           2,930,094
Nestle S.A. (Regd.)                                 608           1,213,005
Pepsico Inc.                                    160,695           4,730,459
Philip Morris Cos. Inc.                         122,644           5,649,289(h)
Procter & Gamble Co.                             39,681           2,814,871
Ralston Purina Co.                               73,677           2,155,052
Sara Lee Corp.                                   68,161           3,680,694
Sysco Corp.                                      22,125             521,320
Unilever N.V                                     11,744             719,320
                                                                 38,795,037

----------
See Notes to Schedule of Investments and Financial Statements.

                                                             GE U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES              VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF GAS PUMP OMITTED]

ENERGY -- 8.7%

Anadarko Petroleum Co.                        25,293         $   994,331
Atlantic Richfield Co.                        11,238             797,196
Baker Hughes Inc.                             74,600           1,561,937
British Petroleum PLC ADR                     26,401           2,303,511
Burlington Resources Inc.                     97,609           3,648,136
Chevron Corp.                                 21,002           1,765,481
Elf Aquitaine S.A. ADR                         7,507             466,841
Exxon Corp.                                  131,074           9,199,756(h)
Halliburton Co.                                7,903             225,729
Mobil Corp.                                   62,772           4,766,749
Nabors Industries Inc.                        52,926             803,814(a)
Newpark Resources Inc.                        17,041             117,157(a)
R & B Falcon Corp.                            32,238             386,856(a)
Royal Dutch Petroleum Co. ADR                 90,314           4,301,204
Schlumberger Ltd.                            125,730           6,325,791
Texaco Inc.                                   33,546           2,102,915
Tosco Corp.                                   15,410             331,315
Total S.A. ADR                                14,738             925,731
Unocal Corp.                                  81,876           2,968,005
USX-Marathon Group                             4,606             163,225
YPF S.A. ADR (Class D)                        18,772             488,072
                                                              44,643,752

[GRAPHIC OF MONEY OMITTED]

FINANCIAL -- 10.8%

American Express Co.                          62,974           4,888,357(h)
AmSouth Bancorp                               10,132             345,755
Associates First Capital Corp.                21,877           1,427,474
Bank of New York Inc.                         33,079             905,538
BankAmerica Corp.                             68,228           4,102,208
BankBoston Corp.                              69,772           2,302,476
Chase Manhattan Corp.                         51,352           2,220,974
Citicorp                                      58,325           5,420,580
Comerica Inc.                                  5,923             324,654
Countrywide Credit Industries                 10,224             425,574
Crestar Financial Corp.                        8,478             481,126
Echelon International Corp.                        1                  21(a)
Edwards A.G. Inc.                             15,309             464,054
Federal National Mortgage Assoc              184,471          11,852,262
First Union Corp.                             13,301             680,845
Fleet Financial Group Inc.                     7,111             522,214
GATX Corp.                                     6,217             205,550
Household International Inc.                   1,636              61,350
ING Groep N.V. ADR                            10,132             444,542
Morgan Stanley, Dean Witter                   58,813           2,532,635
National City Corp.                           30,157           1,988,477
NationsBank Corp.                              9,211             492,788
Norwest Corp.                                 16,598             594,416
State Street Corp.                            23,856           1,301,643
T. Rowe Price & Associates                    11,053             324,682
Travelers Group Inc.                         186,569           6,996,337
United States Bancorp                         36,896           1,312,114
Wachovia Corp.                                 8,695             741,249
Waddell & Reed Financial Inc.
  (Class A)                                   18,422             350,018
Wells Fargo & Co.                              4,192           1,488,160
                                                              55,198,073

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 15.2%

Abbott Laboratories                          186,089           8,083,241
Allergan Inc.                                 66,089           3,857,945
American Home Products Corp.                  92,756           4,858,096(h)
Bristol-Myers Squibb Co.                     104,610          10,866,364
Cardinal Health Inc.                          78,315           8,086,024




--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES              VALUE
--------------------------------------------------------------------------------

Dentsply International Inc.                        26,472       $   592,311
Eli Lilly & Co.                                     6,715           525,868
Henry Schein Inc.                                  12,066           419,294(a)
Johnson & Johnson                                 117,698         9,209,868
Lincare Holdings Inc.                              30,396         1,177,845(a)
Merck & Co. Inc.                                   95,011        12,309,863
Mylan Laboratories Inc.                             7,368           217,356
Omnicare Inc.                                       8,289           292,187
Pfizer Inc.                                        45,594         4,830,114
Pharmacia & Upjohn Inc.                            42,832         2,149,631
Pharmerica Inc.                                    14,222            77,332(a)
Schering Plough Corp.                              35,923         3,720,276
Shire Pharmaceuticals Group
  PLC ADR                                          10,592           231,700(a)
Smithkline Beecham PLC ADR                          4,603           252,014
Sun Healthcare Group Inc.                          14,737            95,791(a)
Sybron International Corp.                         46,035           880,419(a)
Tenet Healthcare Corp.                             35,002         1,006,308(a)
Watson Pharmaceuticals Inc.                        79,215         4,020,161(a)
                                                                 77,760,008

INSURANCE -- 5.5%

Allstate Corp.                                      9,212           384,025
American International Group Inc.                  55,092         4,242,045
AXA-UAP                                             4,606           421,958
Chubb Corp.                                        23,009         1,449,567
General Reinsurance Corp.                          26,269         5,332,607
Hartford Financial Services
  Group Inc.                                       18,422           873,894
Jefferson-Pilot Corp.                               6,908           417,934
Lincoln National Corp.                             25,791         2,121,310
Loews Corp.                                        44,987         3,795,778
Marsh & McLennan Cos. Inc.                         67,995         3,382,751
Progressive Corp.                                   2,303           259,663
Provident Cos. Inc.                                70,050         2,364,187
Reliastar Financial Corp.                          24,924           972,036
St. Paul Cos. Inc.                                 23,857           775,353
SunAmerica Inc.                                     1,842           112,362
UNUM Corp.                                         28,695         1,425,783
                                                                 28,331,253

RETAIL TRADE -- 4.5%

Costco Cos. Inc.                                   25,791         1,221,848(a)
CVS Corp.                                          32,698         1,432,581
Dayton Hudson Corp.                               102,465         3,663,124
Federated Department Stores Inc.                   41,450         1,507,744(a)
Home Depot Inc.                                   112,042         4,425,659
Lowes Cos. Inc.                                    57,910         1,842,262
Sears Roebuck & Co.                                76,618         3,385,558
Wal-Mart Stores Inc.                              107,356         5,864,321
                                                                 23,343,097

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.7%

3Com Corp.                                         11,974           359,968(a)
Analog Devices Inc.                                44,444           713,882(a)
Applied Materials Inc.                             23,479           592,845(a)
Cisco Systems Inc.                                 88,536         5,472,631(a)
EG & G Inc.                                        14,968           338,651
GTECH Holdings Corp.                                9,091           241,480(a)
Hewlett Packard Co.                                41,265         2,184,466
Intel Corp.                                        75,023         6,433,222
International Business Machines                    81,739        10,462,592
Perkin Elmer Corp.                                  5,527           379,636
Pitney Bowes Inc.                                  82,833         4,353,909

----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

Storage Technology Corp.                         18,191      $      462,734(a)
Sun Microsystems Inc.                            46,928           2,337,601(a)
Varian Associates Inc.                            5,296             186,684
                                                                 34,520,301

TECHNOLOGY - SOFTWARE & SERVICES -- 5.1%

Automatic Data Processing Inc.                   70,188           5,246,553
Computer Associates
  International Inc.                              4,817             178,229
Computer Sciences Corp.                           5,536             301,712
EMC Corp.                                        55,542           3,176,308(a)
Equifax Inc.                                    191,586           6,837,225
First Data Corp.                                279,093           6,558,685
Microsoft Corp.                                  13,595           1,496,300(a)
Reuters Holdings PLC ADR                         41,486           2,063,928
Symantec Corp.                                   16,120             212,583(a)
UNOVA Inc.                                        5,378              88,401(a)
                                                                 26,159,924

TRANSPORTATION -- 2.2%

AMR Corp.                                        11,717             649,561(a)
Burlington Northern Santa Fe                    128,548           4,113,536
Canadian Pacific Ltd.                            60,342           1,248,325
Continental Airlines Inc. (Class B)              59,025           2,228,194(a)
Delta Air Lines Inc.                             23,028           2,239,473
FDX Corp.                                         9,211             415,646(a)
Pittston Brinks Group                            15,410             539,350
                                                                 11,434,085

[GRAPHIC OF PLUG OMITTED]

UTILITIES -- 9.0%

Airtouch Communications Inc.                    137,124           7,816,068(a)
American Electric Power Inc.                     31,318           1,528,710
American Telephone &
  Telegraph Corp.                                55,412           3,238,139
Bell Atlantic Corp.                              77,833           3,770,036
Bellsouth Corp.                                  12,896             970,424
Cincinnati Bell Inc.                             12,895             335,270
CMS Energy Corp.                                 31,042           1,352,267
Duke Energy Corp.                                57,428           3,801,016
Edison International                             23,029             591,557
El Paso Energy Corp.                             25,929             841,072
Florida Progress Corp.                           24,870           1,077,182
FPL Group Inc.                                   20,430           1,423,715
GTE Corp.                                        40,068           2,203,740
Illinova Corp.                                   13,356             383,150
MCI WorldCom Inc.                                56,531           2,762,963(a)
MCN Energy Group Inc.                            22,106             377,184
New Century Energies Inc.                        16,598             808,115
Niagara Mohawk Power Corp.                       23,028             354,055(a)
Northern States Power Co.                        27,633             775,451
Peco Energy Co.                                   7,831             286,321
SBC Communications Inc.                         161,655           7,183,544
Sprint Corp.                                     19,528           1,406,016
Texas Utilities Co.                              23,948           1,115,079
U.S. WEST Inc.                                   30,397           1,593,943
                                                                 45,995,017
TOTAL COMMON STOCK
  (COST $429,927,527)                                           496,070,697

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------

Microsoft Corp. (Series A), $2.20
  (COST $2,999,902)                              34,772         $  3,351,152

TOTAL INVESTMENTS IN SECURITIES
  (COST $432,927,429)                                            499,421,849

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                 11,758,616         11,758,616


                                             PRINCIPAL
                                                AMOUNT                VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT
State Street Cayman Islands
5.625% 10/01/98                                 485,000              485,000

TOTAL SHORT-TERM INVESTMENTS
  (COST $12,243,616)                                              12,243,616

OTHER ASSETS AND LIABILITIES,
  NET 0.3%                                                         1,432,930
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                              $513,098,395
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long Futures Contracts open at September 30, 1998:

                                          NUMBER
                        EXPIRATION         OF          UNDERLYING     UNREALIZED
DESCRIPTION               DATE          CONTRACTS      FACE VALUE       LOSS
--------------------------------------------------------------------------------

S&P 500                 December 1998       10       $ 2,565,000      $(5,424)


[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE U.S. EQUITY FUND AT SEPTEMBER 30, 1998.


----------

See Notes to Schedule of Investments and Financial Statements.

                                                          GE MID-CAP GROWTH FUND
Q&A

Elaine G. Harris is the Portfolio Manager of the GE Mid-Cap Growth Fund. Elaine is currently a Senior Vice President of GE Investments and manages equity assets which exceed $1 billion. She has more than 14 years of investment experience and has held positions with GE Investments since 1993. From 1991 to 1993, Elaine served as Senior Vice President and Portfolio Manager at SunAmerica Asset Management and before that as Portfolio Manager at Alliance Capital Management Company and in various positions at Fidelity Management and Research Corporation. Elaine is a member of the New York Society of Security Analysts. She holds an MBA in Finance from the Wharton School and a BA in Math and Computer Science from Tufts University.

Q. HOW DID THE GE MID-CAP GROWTH FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The fund's benchmark, the Standard & Poors Composite Index of 400 mid-cap stocks, dropped 6.14%. Our Lipper peer group of 298 Mid-Cap funds was down 11.95% for the same period. To see how your class of shares in the GE Mid-Cap Growth Fund performed compared to its benchmarks, please refer to the following page.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund did not perform as well as its benchmark or its peer group. In this market downturn, consumer goods and healthcare stocks held up best. We were underinvested in both areas because these stocks looked expensive, selling at a price/earnings ratio greater than their growth rate. We were overweighted in the capital goods sector. Many companies in cyclical industries declined as much as 30% to 50%, in line with their industry group, even though corporate performance was on track.

Q.   WHICH STOCKS IN THE PORTFOLIO DID WELL?

A. In technology, Compuware, a software company with strong year 2000 and client/server business, was up 83%, Berg Electronics, a semiconductor company with a new corporate parent, rose 50%; and Gilat Satellite Networks, a leader in satellite communications, advanced nearly 60%. In healthcare, which tends to do well in a slowing economy, top performers included drug distributors McKesson (+70%) and Cardinal Health (+40%), and a drug maker, Mylan Laboratories (+40%).

Q.   WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO?

A. We eliminated the fund's exposure in the agricultural area out of concern that the marketplace may not recover quickly. We plan to add to our position in healthcare, especially if stock prices become cheaper. Many consumer goods companies are attractive because stock prices have dropped as much as 50%. Given the current economic environment, we do not plan to increase holdings in industrial or capital goods companies.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Because of the uncertain global economic climate, we plan to invest in companies whose business is focused in the U.S. Attractive industries are healthcare and consolidating industries where momentum is independent of economic considerations. Providers of outsourced services also are promising investments as companies continue to look for ways to remove cost from operations.

[Picture of Elaine G. Harris Omitted]

                                                          GE MID-CAP GROWTH FUND
================================================================================

                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
============================================================================

  McKesson Corp.                              2.20%
----------------------------------------------------------------------------
  Nokia Corp. ADR                             2.11%
----------------------------------------------------------------------------
  Airtouch Communications Inc.                1.89%
----------------------------------------------------------------------------
  Berg Electronics Corp.                      1.83%
----------------------------------------------------------------------------
  Cardinal Health Inc.                        1.78%
----------------------------------------------------------------------------
  HBO & Co.                                   1.72%
----------------------------------------------------------------------------
  HealthCare Financial Partners Inc.          1.71%
----------------------------------------------------------------------------
  Firstar Corp.                               1.65%
----------------------------------------------------------------------------
  Tyco International Ltd.                     1.65%
----------------------------------------------------------------------------
  MCI WorldCom Inc.                           1.62%
----------------------------------------------------------------------------

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that have the potential for above-average growth.

                         * LIPPER PERFORMANCE COMPARISON

                               Mid-Cap Peer Group

       Based on average annual total returns for the periods ended 9/30/98

                                One              Three              Five
                                Year             Year               Year
  Number of Funds
  in peer group:                298               178                99

  Peer group
  average annual
  total return:               -11.95%             9.10%           10.62%

 Lipper categories
 in peer group:  Mid-Cap

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.


        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A

                                    W/O LOAD         W/LOAD      S&P 400 MID CAP

9/93                                10000            10000            10000
                                    10435.29          9835.26         10335.74
                                     9847.06          9280.85          9949.26
                                     9447.06          8903.85          9565.21
9/94                                10251.1           9661.66         10205.03
                                    10322.37          9728.83          9951.67
                                    11106.35         10467.73         10768.61
                                    12377.34         11665.64         11704.57
9/95                                13743.36         12953.12         12854.13
                                    13588.94         12807.58         13000.64
                                    14277.89         13456.91         13778.25
                                    14551.1          13714.41         14172.93
9/96                                15715.18         14811.56         14556.15
                                    16000.27         15080.25         15434.45
                                    15430.1          14542.87         15214.14
                                    18447.23         17386.51         17464.08
9/97                                20917.94         19715.16         20284.85
                                    20200.03         19038.53         20461.56
                                    22427.98         21138.37         22702.66
                                    21536.8          20298.43         22235.63
9/98                                17548            16536            19083.19

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                  ONE            FIVE            SINCE
                                 YEAR            YEAR          INCEPTION

GE Mid-Cap Growth               -16.11%         11.03%           11.75%
GE Mid-Cap Growth w/load        -20.92%          9.72%           10.44%
(maximum load-5.75%)
S&P 400 Mid-Cap                  -6.14%         13.53%          -13.61%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS B

                           W/O LOAD             W/LOAD        S&P 400  MID CAP
9/93                       10000               10000                10000
                           10423.53            10423.53             10335.74
                            9823.53             9823.53              9949.26
                            9400                9400                 9565.21
9/94                       10180.31            10180.31             10205.03
                           10227.82            10227.82              9951.67
                            10976.2             10976.2             10768.61
                           12211.62            12211.62             11704.57
9/95                       13542.06            13542.06             12854.13
                           13363.88            13363.88             13000.64
                           14017.22            14017.22             13778.25
                           14266.68            14266.68             14172.93
9/96                       15383.31            15383.31             14556.15
                           15632.77            15632.77             15434.45
                           15050.7             15050.7              15214.14
                           17949.17            17949.17             17464.08
9/97                       20336.85            20336.85             20284.85
                           19610.16            19610.16             20461.56
                           21740.75            21740.75             22702.66
                           20849.38            20849.38             22235.63
9/98                       16958               16958                19083.19


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                ONE            FIVE            SINCE
                               YEAR            YEAR          INCEPTION
GE Mid-Cap Growth            -16.62%          10.25%           10.99%
GE Mid-Cap Growth w/load     -18.44%          10.13%           10.99%
  maximum load                  4.0%            1.0%             0.0%
S&P 400 Mid-Cap               -6.14%          13.53%          -13.61%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                            CLASS C

                            S&P 400          MID CAP
10/3/97                    10000            10000
10/97                       9490             9535.4
11/97                       9488.44          9678.92
12/97                       9581.01         10062.21
1/98                        9442.15          9865.51
2/98                       10275.29         10678.59
3/98                       10645.57         11164.29
4/98                       10691.85         11365
5/98                       10182.72         10854.66
6/98                       10229            10934.63
7/98                        9766.24         10511.89
8/98                        7961.05          8572.45
9/98                        8331.24          9384.38


                        AGGREGATE ANNUAL
                          TOTAL RETURN

                                      SINCE
                                    INCEPTION

GE Mid-Cap Growth                    -16.69%
S&P 400 Mid-Cap                       -6.16%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS D

                              JAN 6, 98

                       S&P 400          MID CAP

12/97                10000            10000
1/98                  9830             9847.5
2/98                 10720            10659.09
3/98                 11120            11143.91
4/98                 11140            11344.25
5/98                 10620            10834.84
6/98                 10680            10914.66
7/98                 10219.69         10492.7
8/98                  8319.85          8556.8
9/98                  8710.05          9367.24


                         AVERAGE ANNUAL
                          TOTAL RETURN

                              SINCE
                            INCEPTION

GE Mid-Cap Growth            -12.90%
S&P 400 Mid-Cap               -6.33%

Legend as Follows:
GE Mid Cap Fund
GE Mid Cap Fund w/load
S&P 400

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

                                 GE MID-CAP FUND

                              [PIE CHART OMITTED]
                          PLOT POINTS ARE AS FOLLOWS:

Transportation                      2.5%

Utilities                           4.1%

Insurance                           5.1%

Cash & Other                        6.7%

Consumer                            6.9%

Retail Trade                        6.9%

Energy & Basic Materials           10.3%

Healthcare                         13.2%

Financials                         13.3%

Technology                         14.1%

Capital Goods                      16.9%



--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.6%

Crompton & Knowles Corp.                      18,144      $   264,222
Minerals Technologies Inc.                     9,237          407,005
Morton International Inc.                     11,876          259,788
Sealed Air Corp.                               9,237          294,429(a)
                                                            1,225,444

[GRAPHIC OF FACTORY OMITTED]


CAPITAL GOODS -- 16.9%

Allied Waste Industries Inc.                   5,938          138,801(a)
AlliedSignal Inc.                              9,897          350,106
Berg Electronics Corp.                        18,141          628,132(a)
Dover Corp.                                   12,536          387,049
Gerber Scientific Inc.                         7,008          189,216
Hexcel Corp.                                   6,827           73,390(a)
Hubbell Inc. (Class B)                         8,742          310,341
JLK Direct Distribution Inc.
  (Class A)                                    8,246           88,644(a)
Kennametal Inc.                                8,412          226,598
Martin Marietta Materials Inc.                11,711          505,769
Masco Corp.                                   17,814          438,670
Mettler-Toledo International Inc.             16,494          354,621(a)
Molex Inc. (Class A)                          12,990          352,354
Oak Industries Inc.                            7,093          191,511(a)
Textron Inc.                                   6,433          390,001
Thermo Electron Corp.                         10,557          159,015(a)
Thomas & Betts Corp.                           7,423          282,538
Tyco International Ltd.                       10,227          565,041
U.S. Filter Corp.                             11,546          184,736(a)
                                                            5,816,533

[GRAPHIC OF PRODUCTS OMITTED]

CONSUMER - CYCLICAL -- 6.9%

Cendant Corp.                                 13,476          156,659(a)
CKS Group Inc.                                10,557          186,727(a)
Interpublic Group Cos. Inc.                    8,412          453,722
Jacor Communications Inc.                      9,237          467,623(a)
Jones Apparel Group Inc.                      15,834          363,192(a)
Laidlaw Environmental Services Inc.           13,196          124,537(h)
United Rentals Inc.                           12,370          296,107(a)

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

Walter Industries Inc.                         10,301         $  128,119(a)
Wolverine World Wide Inc.                      18,804            204,493
                                                               2,381,179

ENERGY -- 6.7%

Anadarko Petroleum Co.                         11,546            453,902
Apache Corp.                                    9,897            265,363(h)
BJ Services Co.                                11,216            182,260(a)
Burlington Resources Inc.                       8,049            300,831
Nabors Industries Inc.                         10,557            160,335(a)
Schlumberger Ltd.                               5,113            257,248
Tosco Corp.                                    12,371            265,977
USX-Marathon Group                             11,216            397,467
                                                               2,283,383

[GRAPHIC OF MONEY OMITTED]


FINANCIAL -- 13.3%

American Express Co.                            5,113            396,897(h)
Comdisco Inc.                                  26,392            359,591
Crestar Financial Corp.                         8,742            496,108
FINOVA Group Inc.                               8,907            444,793
First American Corp.                            8,742            335,474
Firstar Corp.                                  11,216            567,810
GATX Corp.                                     12,866            425,382
HealthCare Financial Partners Inc.             14,020            588,840(a)
Imperial Credit Industries Inc.                16,330            102,063(a)
New Century Financial Corp.                    23,422            177,129(a)
Summit Bancorp                                  9,402            352,575
Travelers Group Inc.                            8,907            334,013
                                                               4,580,675

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 13.2%

Baxter International Inc.                       7,917            471,062
Cardinal Health Inc.                            5,938            613,098
Covance Inc.                                   19,629            509,127(a)
Henry Schein Inc.                              11,711            406,957(a)
McKesson Corp.                                  8,248            755,723
MedPartners Inc.                                7,422             24,122(a)
Mylan Laboratories Inc.                        13,436            396,362(h)
Sybron International Corp.                     19,464            372,249(a)
Tenet Healthcare Corp.                         14,680            422,050(a)
Teva Pharmaceutical Industries
  Ltd. ADR                                      7,423            281,146
United Healthcare Corp.                         8,082            282,870
                                                               4,534,766

INSURANCE -- 5.1%

American International Group Inc.               6,186            476,322(h)
Equitable Cos. Inc.                             9,897            409,488
Hartford Financial Services
  Group Inc.                                    9,566            453,787
Provident Cos. Inc.                            12,206            411,953
                                                               1,751,550

RETAIL TRADE -- 6.9%

Barnes & Noble Inc.                            15,670            423,090(a)
Consolidated Stores Corp.                       9,732            190,991(a)
Federated Department Stores Inc.                9,402            341,998(a)
Pier 1 Imports Inc.                            21,536            161,520
Polo Ralph Lauren Corp. (Class A)              12,536            249,936(a)
St. John Knits Inc.                             9,072            146,286
The Timberland Co.                              4,786            174,689(a)


----------

See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES         VALUE
--------------------------------------------------------------------------------

Tiffany & Co.                                       9,237      $  289,811
Zale Corp.                                         15,010         384,631(a,h)
                                                                2,362,952

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.3%

ADC Telecommunications Inc.                         5,114         108,033(a)
Analog Devices Inc.                                12,206         196,059(a)
Gilat Satellite Networks Ltd.                      11,381         512,145(a)
Nokia Corp. ADR                                     9,236         724,449
Northern Telecom Ltd.                               7,918         253,376
Perkin Elmer Corp.                                  5,608         385,199
                                                                2,179,261

[GRAPHIC OF DISCS OMITTED]

TECHNOLOGY - SOFTWARE & SERVICES -- 7.8%

Cadence Design Systems Inc.                        15,505         396,347(a)
Compuware Corp.                                     7,175         422,428(a)
HBO & Co.                                          20,454         590,609
National Data Corp.                                10,721         331,011
Sterling Commerce Inc.                             12,206         422,633(a)
SunGard Data Systems Inc.                          16,330         514,395(a)
                                                                2,677,423

TRANSPORTATION -- 2.5%

Canadian Pacific Ltd.                              14,020         290,039
CNF Transportation Inc.                             9,897         288,250
U.S. Xpress Enterprises Inc.
  (Class A)                                         9,898         121,250(a)
Wisconsin Central
  Transportation Corp.                             11,216         157,024(a)
                                                                  856,563

UTILITIES -- 4.1%

Airtouch Communications Inc.                       11,381         648,717(a)
MCI WorldCom Inc.                                  11,381         556,247(a)
Qwest Communications
  International Inc.                                6,641         207,946(a)
                                                                1,412,910
TOTAL INVESTMENTS IN SECURITIES
  (COST $35,847,737)                                           32,062,639



--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES            VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $2,220,429)                               2,220,429      $ 2,220,429

OTHER ASSETS AND LIABILITIES,
  NET 0.2%                                                            64,573
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $34,347,641
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Mid-Cap Growth Fund had the following short Futures Contracts open at September 30, 1998:

                                          NUMBER
                            EXPIRATION      OF          UNDERLYING   UNREALIZED
DESCRIPTION                   DATE      CONTRACTS       FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P Mid-Cap 400          December 1998       6          $ (933,600)    $ (425)


[GRAPHIC OMITTED]


ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE MID-CAP GROWTH FUND AT SEPTEMBER 30, 1998.


----------
See Notes to Schedule of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND
Q&A

Peter J. Hathaway is the Portfolio Manager for the GE Value Equity Fund. He is currently a Senior Vice President of GE Investments and manages equity assets of over $6 billion. Pete has more than 36 years of investment experience and has held positions with GE Investments since 1985. Pete was Senior Vice President and portfolio manager at Ameritrust from 1975 to 1985, and he previously held investment positions at Merrill Lynch, Equitable Life and US Trust. He holds an MBA from the Wharton School at the University of Pennsylvania and a BS in Finance from Arizona State University.

Q. HOW DID THE GE VALUE EQUITY FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The S&P/Barra Value Composite Index of 500 value stocks dropped 0.18% for the one-year period ending September 30. The fund's Lipper peer group of 800 Growth and Income funds fell .06%. To see how your class of shares in the GE Value Equity Fund performed compared to the aforementioned benchmarks, please refer to the next page.

Q.   WHAT FACTORS INFLUENCED FUND PERFORMANCE?

A. All of our fund classes significantly outperformed their benchmarks. The fund concentrates on large-cap stocks, which did well during the recent period of market volatility, as they have all year. Drug and technology stocks were among the fund's top performers. During the last six months, we increased our position in utilities, especially electric companies which benefited from lower interest rates. As the Asian economic crisis deepened and troubles spread to Russia and emerging markets, the fund built up positions in companies whose markets are U.S.-based. For example, the fund holds Martin Marietta Materials, whose earnings benefit from the nationwide increase in road-building.

Q.   WHICH STOCKS WERE NOTEWORTHY?

A. Some of the portfolio's better performing stocks were Sara Lee in consumer goods, Bristol Myers in the drug sector, and Duke Energy Corporation, an electric utility. Lower interest rates helped Home Depot and Lowes, which sell to homeowners. Continental and Delta airlines also had good numbers. Some analysts predict a cyclical downturn in airlines. The industry is much better run than it was five years ago and yields are good, so we will continue to hold these stocks although we may not add to our position.

Q.   WHAT IS YOUR STRATEGY FOR THE FUND IN THIS MARKET?

A. We have adopted a defensive investment strategy for several reasons. The U.S. economy faces more risk from Asia. Excess global capacity may pressure corporate profits in 1999. Stock valuations are still too high.

     The fund has relatively low turnover and a long-term focus, generally intending to hold stocks for three or four years. We will seek to take advantage of the market's increased volatility by adding to positions we think are undervalued on weakness and reducing positions as they approach price targets. We have cut back in areas such as capital goods and technology as the economy slows and businesses reduce capital expenditures. We increased weightings in utilities and large integrated oil companies because both have good dividend yields. We are focused on food, drugs and other consumer staples whose earnings tend not to follow economic cycles. Our final strategy in this volatile market is, simply put, to avoid problem stocks.


[picture of Peter J. Hathaway Omitted]

                                                            GE VALUE EQUITY FUND


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


International Business Machines             2.91%
-----------------------------------------------------
Merck & Co. Inc.                            2.43%
-----------------------------------------------------
Bristol-Myers Squibb Co.                    2.29%
-----------------------------------------------------
Federal National Mortgage Assoc             1.84%
-----------------------------------------------------
Exxon Corp.                                 1.73%
-----------------------------------------------------
Wal-Mart Stores Inc.                        1.73%
-----------------------------------------------------
Cisco Systems Inc.                          1.59%
-----------------------------------------------------
Schering Plough Corp.                       1.50%
-----------------------------------------------------
Johnson & Johnson                           1.45%
-----------------------------------------------------
SBC Communications Inc.                     1.35%
-----------------------------------------------------

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of companies with large-sized market capitalizations that the Fund's management considers to be undervalued by the market.

                         * LIPPER PERFORMANCE COMPARISON

                          Growth and Income Peer Group

      Based on average annual total returns for the periods ended 9/30/98

                              One           Three        Five
                             Year           Year         Year
  Number of Funds
  in peer group:              800            498          326

  Peer group
  average annual
  total return:             -0.06%         17.16%       15.58%

 Lipper categories
 in peer group:  Growth & Income, S&P 500 Index

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A

                             W/O LOAD          W/LOAD       S&P 500 BARRA VALUE

9/93                          10000            10000            10000
                              10141.36          9558.23         10041.89
                               9573.86          9023.37          9714
                               9594.86          9043.16          9803.34
9/94                           9925.18          9354.48         10054.67
                               9972.2           9398.8           9979.02
                              10731.37         10114.31         10940.99
                              11517.08         10854.85         11893.55
9/95                          12288.84         11582.23         12839.03
                              12919.1          12176.25         13669.45
                              13491.08         12715.34         14543.03
                              13986.04         13181.85         14841.62
9/96                          14770.05         13920.77         15232.85
                              15843.18         14932.19         16674.41
                              16253.7          15319.11         16969.02
                              19568.3          18443.12         19423.9
9/97                          20647.82         19460.57         21203.35
                              21087.9          19875.35         21673.4
                              23729.39         22364.95         24177.39
                              24345.74         22945.86         24302.52
9/98                          21858            20601.48         21164.4

                         AVERAGE ANNUAL
                          TOTAL RETURN

                              ONE           FIVE           SINCE
                             YEAR           YEAR         INCEPTION

GE Value Equity              5.86%         16.84%          16.70%

GE Value Equity w/load      -0.23%         15.46%          15.34%
(maximum load-5.75%)

S&P 500/Barra Value         -0.18%         16.18%          15.95%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B

                           W/O LOAD          W/LOAD        S&P 500 BARRA VALUE

9/93                       10000            10000               10000
                           10146.82         10146.82            10041.89
                            9555.57          9555.57             9714
                            9560.91          9560.91             9803.34
9/94                        9873.06          9873.06            10054.67
                            9901.68          9901.68             9979.02
                           10625.67         10625.67            10940.99
                           11383.23         11383.23            11893.55
9/95                       12139.56         12139.56            12839.03
                           12724.23         12724.23            13669.45
                           13268.08         13268.08            14543.03
                           13732.38         13732.38            14841.62
9/96                       14461.66         14461.66            15232.85
                           15490.47         15490.47            16674.41
                           15862.84         15862.84            16969.02
                           19065.19         19065.19            19423.9
9/97                       20078.03         20078.03            21203.35
                           20474.92         20474.92            21673.4
                           23007.23         23007.23            24177.39
                           23569.96         23569.96            24302.52
9/98                       21146            21146               21164.4


                         AVERAGE ANNUAL
                          TOTAL RETURN



                        ONE            FIVE            SINCE
                       YEAR            YEAR          INCEPTION

GE Value Equity        5.32%          16.00%           15.94%

GE Value Equity
  w/load               2.42%          15.89%           15.94%
  maximum load         4.0%            1.0%             0.0%

S&P 500/Barra Value   -0.18%          16.18%           15.95%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                                CLASS C OCT 3, 97

                               S&P 500        BARRA VALUE

10/3/97                        10000           10000
10/97                           9510            9548
11/97                          9896.4           9911.78
12/97                         10122.11         10132.02
1/98                          10174.19         10007.09
2/98                          10868.68         10757.72
3/98                          11406.9          11302.6
4/98                          11597.89         11436.42
5/98                          11406.9          11275.51
6/98                          11702.06         11361.09
7/98                          11545.54         11114.56
8/98                           9931.48          9327.34
9/98                          10521.41          9894.07


                        AGGREGATE ANNUAL
                          TOTAL RETURN

                                   SINCE
                                 INCEPTION
GE Value Equity                     5.21%
S&P 500/Barra Value                -1.06%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                   CLASS D JAN 6, 98 JAN 6, 98

                    S&P 500             BARRA VALUE

12/97               10000                   10000
1/98                10010                   9865.3
2/98                10700                  10605.3
3/98                11240                  11142.45
4/98                11430                  11274.38
5/98                11240                  11115.75
6/98                11540                  11200.12
7/98                11379.59               10957.08
8/98                 9789.86                9195.18
9/98                10380.19                9753.88

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                SINCE
                              INCEPTION
GE Value Equity                  3.80%
S&P 500/Barra Value             -2.46%


Legend as Follows:
GE Value Fund
GE Value Fund w/load
S&P 500

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

                GE VALUE EQUITY FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Cash & Other                        4.0%
Transportation                      3.6%
Insurance                           4.9%
Retail Trade                        6.3%
Capital Goods                       8.9%
Utilities                          10.7%
Healthcare                         13.2%
Energy & Basic Materials           11.6%
Consumer                           13.4%
Financials                         11.5%
Technology                         11.9%


--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.9%

Barrick Gold Corp.                               8,021         $  160,420
Delta & Pine Land Co.                            1,987             87,428
Du Pont de Nemours (E.I.) & Co.                 12,854            721,431
Mead Corp.                                       4,812            141,653
Newmont Mining Corp.                            18,229            442,053
Rayonier Inc.                                    4,207            164,073
Weyerhaeuser Co.                                 2,907            122,639
                                                                1,839,697

[GRAPHIC OF FACTORY OMITTED]

CAPITAL GOODS -- 8.9%

AlliedSignal Inc.                               21,271            752,462(h)
Cooper Industries Inc.                           7,011            285,698
Deere & Co.                                      8,180            247,445
Dover Corp.                                     15,887            490,511(h)
Emerson Electric Co.                            10,925            680,081(h)
Hubbell Inc. (Class B)                          12,152            431,396
Lockheed Martin Corp.                            3,272            329,859
Martin Marietta Materials Inc.                  10,984            474,372
Masco Corp.                                      7,011            172,646
Molex Inc. (Class A)                             1,103             29,919
Parker Hannifin Corp.                            3,740            111,031
Sherwin-Williams Co.                             7,317            158,230
Textron Inc.                                    12,223            741,019
Timken Co.                                       2,804             42,411
United Technologies Corp.                        4,460            340,911
Waste Management Inc.                            6,894            331,343
                                                                5,619,334

CONSUMER - CYCLICAL -- 5.7%

ACNielsen Corp.                                  2,606             57,983(a)
Comcast Corp. (Class A)                          3,506            164,563
Ford Motor Co.                                   4,674            219,386
Gannett Inc.                                     7,245            388,060
Goodyear Tire & Rubber Co.                       3,506            180,121
Interpublic Group Cos. Inc.                      4,791            258,415
ITT Industries Inc.                              1,169             39,600
Knight-Ridder Inc.                               5,259            234,025
McDonald's Corp.                                 9,273            553,482
Stanley Works                                    2,337             69,526
Tele-Communications Inc. (Series A)              7,245            283,461(a)




--------------------------------------------------------------------------------
                                            NUMBER
                                         OF SHARES             VALUE
--------------------------------------------------------------------------------

Walt Disney Co.                              15,157         $  383,661
Xerox Corp.                                   8,921            756,055
                                                             3,588,338

CONSUMER - STABLE -- 7.7%

Anheuser Busch Cos. Inc.                      8,179            441,666(h)
Archer-Daniels Midland Co.                    9,815            164,401
Avon Products Inc.                            7,477            209,823
Bestfoods                                     5,843            283,020
Colgate-Palmolive Co.                         2,900            198,650
Conagra Inc.                                  7,011            188,859
General Mills Inc.                            4,674            327,180
Kimberly Clark Corp.                          1,704             69,012
Nestle S.A. (Regd.)                             154            307,241
Pepsico Inc.                                 18,584            547,067(h)
Philip Morris Cos. Inc.                       8,219            378,588
Procter & Gamble Co.                          6,310            447,616
Ralston Purina Co.                           14,139            413,566
Sara Lee Corp.                               14,022            757,188
Sysco Corp.                                   5,613            132,256
                                                             4,866,133

[GRAPHIC OF GAS PUMP OMITTED]

ENERGY -- 8.7%

British Petroleum PLC ADR                     4,536            395,769
Burlington Resources Inc.                    12,029            449,584(h)
Chevron Corp.                                 3,809            320,194
Exxon Corp.                                  15,534          1,090,293
Halliburton Co.                               2,005             57,268
Mobil Corp.                                  10,049            763,096
Nabors Industries Inc.                        6,310             95,833(a)
R & B Falcon Corp.                            5,843             70,116(a)
Royal Dutch Petroleum Co. ADR                10,827            515,636
Schlumberger Ltd.                             9,348            470,321
Texaco Inc.                                   6,015            377,065
Total S.A. ADR                                3,739            234,856
Unocal Corp.                                 13,438            487,127
USX-Marathon Group                            1,169             41,426
YPF S.A. ADR (Class D)                        3,739             97,214
                                                             5,465,798

[GRAPHIC OF MONEY OMITTED]

FINANCIAL -- 11.5%

American Express Co.                          8,647            671,223
AmSouth Bancorp                               2,571             87,735
Associates First Capital Corp.                4,674            304,978
Bank of New York Inc.                         4,412            120,779
BankAmerica Corp.                            10,633            639,309
BankBoston Corp.                              7,011            231,363
Chase Manhattan Corp.                         5,375            232,469
Citicorp                                      7,536            700,377
Comerica Inc.                                 1,503             82,383
Crestar Financial Corp.                       2,138            121,332
Edwards A.G. Inc.                             3,884            117,734
Federal National Mortgage Assoc              17,994          1,156,114
First Union Corp.                             3,375            172,758
Fleet Financial Group Inc.                    1,804            132,481
ING Groep N.V. ADR                            2,577            113,066
Morgan Stanley, Dean Witter                  12,970            558,521
National City Corp.                           5,843            385,273
Norwest Corp.                                 4,211            150,806
T. Rowe Price & Associates                    2,804             82,368
Travelers Group Inc.                         15,991            599,662
United States Bancorp                         8,420            299,436
Wachovia Corp.                                2,206            188,062
Waddell & Reed Financial Inc.
  (Class A)                                   4,674             88,806
                                                             7,237,035


----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                     NUMBER
                                                  OF SHARES        VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 13.2%

Abbott Laboratories                                 15,191      $  659,859(h)
Allergan Inc.                                       11,451         668,452
American Home Products Corp.                         7,011         367,201(h)
Bristol-Myers Squibb Co.                            13,835       1,437,111(h)
Cardinal Health Inc.                                 6,193         639,427
Johnson & Johnson                                   11,685         914,351
Merck & Co. Inc.                                    11,814       1,530,651
Mylan Laboratories Inc.                              1,869          55,136
Pfizer Inc.                                          3,506         371,417
Pharmacia & Upjohn Inc.                              6,660         334,249
Schering Plough Corp.                                9,114         943,869
Tenet Healthcare Corp.                               3,739         107,496(a)
Watson Pharmaceuticals Inc.                          5,843         296,532(a)
                                                                 8,325,751

INSURANCE -- 4.9%

American International Group Inc.                    5,305         408,485
AXA-UAP                                              1,169         107,093
General Reinsurance Corp.                            3,309         671,727
Hartford Financial Services
  Group Inc.                                         4,674         221,723
Jefferson-Pilot Corp.                                1,754         106,117
Lincoln National Corp.                               4,908         403,683
Loews Corp.                                          3,973         335,222
Progressive Corp.                                      584          65,846
Provident Cos. Inc.                                 10,517         354,949
Reliastar Financial Corp.                            6,310         246,090
St. Paul Cos. Inc.                                   4,089         132,892
                                                                 3,053,827

RETAIL TRADE -- 6.3%

Costco Cos. Inc.                                     6,544         310,022(a)
CVS Corp.                                            1,169          51,217
Dayton Hudson Corp.                                 21,030         751,822(h)
Federated Department Stores Inc.                     6,310         229,526(a)
Home Depot Inc.                                     14,022         553,869
Lowes Cos. Inc.                                     11,685         371,729
Sears Roebuck & Co.                                 13,087         578,282
Wal-Mart Stores Inc.                                19,865       1,085,126(h)
                                                                 3,931,593

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 8.3%

3Com Corp.                                           3,038          91,330(a)
Analog Devices Inc.                                  8,881         142,651(a)
Applied Materials Inc.                               3,506          88,527(a)
Cisco Systems Inc.                                  16,125         996,727(a,h)
Hewlett Packard Co.                                  6,380         337,741
Intel Corp.                                          8,179         701,349
International Business Machines                     14,277       1,827,456
Perkin Elmer Corp.                                   1,402          96,300
Pitney Bowes Inc.                                    6,895         362,418
Sun Microsystems Inc.                               10,984         547,140(a)
                                                                 5,191,639

TECHNOLOGY - SOFTWARE & SERVICES -- 2.5%

Automatic Data Processing Inc.                       3,410         254,897
Computer Sciences Corp.                              1,405          76,573
EMC Corp.                                            8,413         481,118(a)
Equifax Inc.                                         9,115         325,292
First Data Corp.                                    18,696         439,356
UNOVA Inc.                                           1,365          22,437(a)
                                                                 1,599,673




--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES          VALUE
--------------------------------------------------------------------------------


TRANSPORTATION -- 3.6%

AMR Corp.                                     2,973      $  164,816(a)
Burlington Northern Santa Fe                 21,033         673,056
Canadian Pacific Ltd.                        11,802         244,154
Continental Airlines Inc. (Class B)          12,970         489,617(a)
Delta Air Lines Inc.                          5,843         568,232
FDX Corp.                                     2,337         105,457(a)
                                                          2,245,332

[GRAPHIC OF PLUG OMITTED]

UTILITIES -- 10.7%

Airtouch Communications Inc.                  6,544         373,008(a)
American Electric Power Inc.                  7,946         387,864(h)
American Telephone &
  Telegraph Corp.                             7,946         464,344
Bell Atlantic Corp.                          14,957         724,480(h)
Bellsouth Corp.                               3,272         246,218
CMS Energy Corp.                              6,590         287,077
Duke Energy Corp.                             9,348         618,721
Edison International                          3,506          90,060
El Paso Energy Corp.                          4,674         151,613
Florida Progress Corp.                        6,310         273,302
FPL Group Inc.                                3,008         209,620
GTE Corp.                                    10,155         558,525
MCI WorldCom Inc.                             3,155         154,201(a)
MCN Energy Group Inc.                         3,272          55,828
New Century Energies Inc.                     4,211         205,023
Northern States Power Co.                     7,011         196,746
SBC Communications Inc.                      19,163         851,556
Sprint Corp.                                  2,571         185,112
Texas Utilities Co.                           6,076         282,914
U.S. WEST Inc.                                7,712         404,398
                                                          6,720,610
TOTAL COMMON STOCK
  (COST $56,220,866)                                     59,684,760


--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
--------------------------------------------------------------------------------

Microsoft Corp. (Series A), $2.20
  (COST $623,707)                            7,018          676,360

TOTAL INVESTMENTS IN SECURITIES
  (COST $56,844,573)                                     60,361,120


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $2,265,344)                       2,265,344       2,265,344

OTHER ASSETS AND LIABILITIES,
  NET 0.4%                                                  249,220
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                      $62,875,684
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Value Equity Fund had the following long Futures Contracts open at September 30, 1998:

                                        NUMBER
                       EXPIRATION         OF          UNDERLYING     UNREALIZED
DESCRIPTION              DATE          CONTRACTS       FACE VALUE       GAIN
--------------------------------------------------------------------------------
S&P 500               December 1998        6          $ 1,539,000     $ 20,738


[GRAPHIC OMITTED]


ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE VALUE EQUITY FUND AT SEPTEMBER 30, 1998.


----------
See Notes to Schedule of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
Q&A

The GE Strategic Investment Fund is managed jointly by David Carlson, Ralph Layman and Robert MacDougall. The fund follows an asset allocation strategy and each portfolio manager is responsible for investments within his area of expertise: Dave manages the domestic equity investments in the portfolio (please refer to page 12 for Dave's biographical details), Ralph manages the international equity holdings within the portfolio (please refer to page 3 for Ralph's biographical details) and Bob manages the fixed income related investments in the portfolio (please refer to page 41 for Bob's biographical details).

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND'S INDUSTRY BENCHMARKS AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The 395 funds in the Lipper peer group of Balanced funds had an average return of 3.26%. As for the various asset classes in the fund, the Standard & Poors 500 Composite Index of U.S. stocks returned 9.12% for the year; the Morgan Stanley Capital International EAFE Index of international stocks was down 8.34%; and the Lehman Brothers Aggregate Bond Index registered a gain of 11.50%. To see how your class of shares of GE Strategic Investment Fund performed compared to its benchmarks, please refer to the following page.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. For the first time in several years, bonds were the best-performing asset class, followed by U.S. equities. The fund has a slightly higher than average allocation in fixed income securities than its peer group, which helped performance. International holdings were hurt by the ongoing economic situation in Asia and by the August collapse of Russia's economy, which spread uncertainty to Latin America and other emerging markets.

Q.   HOW DID THE FUND'S ASSET ALLOCATIONS CHANGE DURING THE YEAR?

A. Currently, the fund is 46% invested in U.S. equities, 14% in international equities, 37% in fixed income securities and 3% in cash. During the year, we reduced our exposure in international equities and increased our position in domestic equities because we foresaw that Asia's economic crisis would impact not only the Japanese and Southeast Asian markets, but eventually European markets. We also increased the percentage of fixed income securities in the portfolio. Our judgement was proven correct as the Asian crisis slowed economic growth elsewhere, causing interest rates to decline and the prices of fixed income securities to rise in value.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Despite the recent decline in U.S. stock prices, we are not inclined to raise our U.S. equity weighting just yet. We remain with a below normal allocation to U.S. equities. The economy is slowing, and earnings growth has now turned negative for the first time since the 1990-91 recession. Valuation levels, while better than they were earlier this year, are still high by historical standards. We will be looking for an opportunity to increase the equity weighting in the months to come.

                                                    GE STRATEGIC INVESTMENT FUND

======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


  Cardinal Health Inc.                     1.66%
----------------------------------------------------------------------------
  Airtouch Communications Inc.             1.55%
----------------------------------------------------------------------------
  Federal National Mortgage Assoc
     5.75% 4/15/03                         1.53%
----------------------------------------------------------------------------
  Federal National Mortgage Assoc          1.52%
----------------------------------------------------------------------------
  U.S. Treasury Bonds 8.125% 8/15/19       1.35%
----------------------------------------------------------------------------
  Dover Corp.                              1.33%
----------------------------------------------------------------------------
  Johnson & Johnson                        1.27%
----------------------------------------------------------------------------
  AlliedSignal Inc.                        1.27%
----------------------------------------------------------------------------
  Abbott Laboratories                      1.27%
----------------------------------------------------------------------------
  Equifax Inc.                             1.22%
----------------------------------------------------------------------------

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.

                 * LIPPER PERFORMANCE COMPARISON

                               Balanced Peer Group
       Based on average annual total returns for the periods ended 9/30/98

                                  One          Three         Five
                                 Year          Year          Year

  Number of Funds
  in category:                    395           274          146

  Peer group
  average annual
  total return:                  3.26%        13.15%       11.58%

  Lipper categories
  in peer group:  Balanced

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98

             CLASS A W/O LOAD      W/LOAD           LB AGG.          S&P 500

1/1/94           10000            10000            10000            10000
                  9579.14          9028.34          9712.67          9618.15
                  9579.14          9040.17          9612.81          9657.88
9/94              9868.08          9300.67          9671.58         10132.9
                  9820.91          9256.21          9708.14         10129.82
                 10509.08          9904.81         10197.82         11116.13
                 11274.43         10626.15         10819.18         12175.41
9/95             11853.26         11171.7          11031.99         13145.54
                 12476.93         11759.5          11501.83         13927.96
                 12800.75         12064.71         11296.66         14685.15
                 13144.39         12388.59         11361.16         15348.14
9/96             13435.17         12662.64         11570.35         15818.4
                 14156.87         13342.85         11917.58         17147.09
                 14177.38         13362.18         11851.39         17594.16
                 15688.1          14786.03         12287.94         20668.75
9/97             16412.69         15468.96         12697.63         22223.07
                 16658.08         15700.24         13071.71         22856.04
                 17999.38         16964.41         13273.41         26047.04
                 18410.42         17351.82         13583.67         26910.44
9/98             17329            16334            14157.79         24249.15

                         AVERAGE ANNUAL
                          TOTAL RETURN

                             ONE        THREE        SINCE
                            YEAR        YEAR       INCEPTION

GE Strategic Investment      5.58%      13.49%      12.28%
GE Strategic Investment
  w/load                    -0.47%      11.28%      10.89%
  (maximum load-5.75%)
S&P 500                      9.12%      22.64%      20.50%
LB Aggregate                11.50%       8.67%       7.55%


                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS B

                    W/O LOAD          W/LOAD           LB AGG          S&P 500

                   10000            10000            10000            10000
12/31/93           10070.87         10070.87         10000            10000
                    9640.98          9640.98          9712.67          9618.15
                    9640.98          9640.98          9612.81          9657.88
9/94                9874.9           9874.9           9671.58         10132.9
                    9819.38          9819.38          9708.14         10129.82
                   10491.68         10491.68         10197.82         11116.13
                   11241.55         11241.55         10819.18         12175.41
9/95               11803.95         11803.95         11031.99         13145.54
                   12409.85         12409.85         11501.83         13927.96
                   12715.28         12715.28         11296.66         14685.15
                   13033.99         13033.99         11361.16         15348.14
9/96               13306.23         13306.23         11570.35         15818.4
                   14005.58         14005.58         11917.58         17147.09
                   14012.4          14012.4          11851.39         17594.16
                   15486.67         15486.67         12287.94         20668.75
9/97               16176.03         16076.03         12697.63         22223.07
                   16374.22         16374.22         13071.71         22856.04
                   17672.96         17672.96         13273.41         26047.04
                   18053.25         18053.25         13583.67         26910.44
9/98               16970            16970            14157.79         24249.15


                         AVERAGE ANNUAL
                          TOTAL RETURN

                              ONE           THREE            SINCE
                             YEAR           YEAR           INCEPTION

GE Strategic Investment      4.91%          12.86%           11.71%

GE Strategic Investment
  w/load                     0.92%          12.34%           11.71%
  maximum load               4.0%            2.0%             0.0%
S&P 500                      9.12%          22.64%           20.50%
LB Aggregate                11.50%           8.67%            7.55%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS C

                           W/O LOAD           LB AGG          S&P 500

2/22/93                     10000            10000            10000
                            10309.14         10042            10216.1
                            10436.83         10308.71         10268.05
9/93                        10806.46         10577.38         10530.86
                            10928.42         10583.12         10775.93
                            10482.79         10279.04         10364.46
                            10462.21         10173.36         10407.27
9/94                        10777.59         10235.55         10919.15
                            10729.24         10274.25         10915.83
                            11488.09         10792.48         11978.67
                            12331.24         11450.07         13120.14
9/95                        12970.65         11675.28         14165.55
                            13654.56         12172.53         15008.68
                            14023.21         11955.39         15824.63
                            14399.09         12023.65         16539.05
9/96                        14731.61         12245.04         17045.81
                            15525.56         12612.52         18477.59
                            15562.97         12542.46         18959.35
                            17231.49         13004.47         22272.51
9/97                        18039.57         13438.06         23947.44
                            18324.57         13833.94         24629.52
                            19811.42         14047.41         28068.12
                            20278.03         14375.76         28998.52
9/98                        19100            14983.36         26130.73


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                   ONE       FIVE         SINCE
                                  YEAR       YEAR       INCEPTION

GE Strategic Investment          5.88%      12.06%       12.24%

S&P 500                          9.12%      19.93%       18.69%

LB Aggregate                    11.50%       7.21%        7.48%


                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS D

                               W/O LOAD          LB AGG          S&P 500

11/29/93                       10000            10000            10000
                               10152.68         10054            10123.4
                                9745.04          9765.12          9736.84
                                9732.3           9664.72          9777.06
9/94                           10025.3           9723.81         10257.94
                                9993.6           9760.57         10254.82
                               10700.41         10252.89         11253.31
                               11498.86          10877.6         12325.65
9/95                           12100.96         11091.56         13307.76
                               12750.55         11563.94         14099.83
                               13101.36         11357.66         14866.37
                               13472.41         11422.51         15537.53
9/96                           13789.47         11632.83          16013.6
                               14546.31         11981.94         17358.68
                               14588.35         11915.38         17811.27
                               16157.9          12354.29         20923.81
9/97                           16928.65         12766.2          22497.3
                               17204.61         13142.29         23138.08
                               18607.41         13345.09         26368.46
                               19060.16         13657.02         27242.52
9/98                           17962            14234.25         24548.38

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                    ONE           THREE         SINCE
                                    YEAR          YEAR        INCEPTION
GE Strategic Investment             6.10%         14.07%         12.87%
S&P 500                             9.12%         22.64%         20.40%
LB Aggregate                       11.50%          8.67%          7.57%

Legend as Follows:
GE Strategic Fund
GE Strategic Fund w/load
S&P 500
LB Aggregate

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

            GE STRATEGIC INVESTMENT FUND

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Cash & Other               3.2%
Foreign Equity            13.8%
Bonds & Notes             37.0%
Domestic Equity           46.0%


--------------------------------------------------------------------------------
                                                  NUMBER
                                               OF SHARES          VALUE
--------------------------------------------------------------------------------


DOMESTIC EQUITY -- 45.5%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.6%

Air Products & Chemicals Inc.                    5,850         $  174,037
Airgas Inc.                                     18,440            223,585(a)
Great Lakes Chemical Corp.                       3,276            127,355
Morton International Inc.                       19,071            417,178
                                                                  942,155

[GRAPHIC OF FACTORY OMITTED]


CAPITAL GOODS -- 5.2%

Alleghany Corp. Delaware                         1,040            194,480
AlliedSignal Inc.                               52,023          1,840,314
Dover Corp.                                     62,563          1,931,632
Emerson Electric Co.                             4,018            250,120
Hubbell Inc. (Class B)                          21,060            747,630
Molex Inc. (Class A)                            27,102            735,142
Textron Inc.                                     3,115            188,847
Tyco International Ltd.                          7,355            406,364
United Technologies Corp.                        2,174            166,175
Waste Management Inc.                           23,634          1,135,909
                                                                7,596,613

[GRAPHIC OF PRODUCTS OMITTED]


CONSUMER - CYCLICAL -- 5.5%

Carnival Corp. (Class A)                        17,550            558,309
Catalina Marketing Corp.                        13,764            646,908(a)
Circus Circus Enterprises Inc.                   2,808             26,501(a)
Comcast Corp. (Class A)                         23,400          1,098,337
Comcast UK Cable Partners Ltd.
  (Class A)                                     10,240            158,720(a)
Gannett Inc.                                    10,240            548,480
Harman International
  Industries Inc.                                7,618            279,485
Interpublic Group Cos. Inc.                     14,274            769,904
Metromedia International Group Inc.              4,593             17,798(a)
NTL Inc.                                        25,740          1,106,820(a)
Stanley Works                                    7,254            215,806
Tele-Communications Inc. (Series A)             12,168            476,073(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                        16,113            591,146(a)
Tele-Communications
  TCI Ventures Group                            16,359            293,440(a)
Time Warner Inc.                                 4,362            381,948
Walt Disney Co.                                 33,439            846,425
                                                                8,016,100




--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------


CONSUMER - STABLE -- 2.8%

Anheuser Busch Cos. Inc.                       7,511       $    405,594
Avon Products Inc.                            18,720            525,330
Coca Cola Co.                                  1,691             97,444
Colgate-Palmolive Co.                          3,683            252,286
Gillette Co.                                   6,476            247,707
Kimberly Clark Corp.                          17,667            715,513
Pepsico Inc.                                  25,267            743,797
Philip Morris Cos. Inc.                       23,044          1,061,464
                                                              4,049,135
ENERGY -- 3.6%

Anadarko Petroleum Co.                        12,832            504,458
Atlantic Richfield Co.                         3,604            255,659
Baker Hughes Inc.                             21,060            440,944
Burlington Resources Inc.                      7,862            293,842
Exxon Corp.                                    8,607            604,104
Nabors Industries Inc.                        10,240            155,520(a)
Newpark Resources Inc.                         8,646             59,441(a)
Royal Dutch Petroleum Co. ADR                 23,400          1,114,425
Schlumberger Ltd.                             27,144          1,365,682
Unocal Corp.                                  10,764            390,195
                                                              5,184,270

[GRAPHIC OF MONEY OMITTED]

FINANCIAL -- 4.9%

American Express Co.                           7,427            576,521
Chicago Title Corp.                            3,120            137,670
Citicorp                                       9,927            922,591
Countrywide Credit Industries                  5,188            215,951
Federal National Mortgage Assoc               34,253          2,200,755
Morgan Stanley, Dean Witter                    1,685             72,560
State Street Corp.                            12,104            660,425
Travelers Group Inc.                          40,029          1,501,087
Wells Fargo & Co.                              2,127            755,085
                                                              7,042,645

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 10.3%

Abbott Laboratories                           42,335          1,838,926
American Home Products Corp.                  18,954            992,716
Bristol-Myers Squibb Co.                      12,107          1,257,615
Cardinal Health Inc.                          23,400          2,416,050
Dentsply International Inc.                   13,430            300,496
Eli Lilly & Co.                                3,407            266,811
Henry Schein Inc.                              6,123            212,774(a)
Johnson & Johnson                             23,559          1,843,492
Lincare Holdings Inc.                         15,421            597,564(a)
Merck & Co. Inc.                              13,652          1,768,787
Omnicare Inc.                                  4,205            148,226
Pfizer Inc.                                   11,232          1,189,890
Pharmacia & Upjohn Inc.                        8,868            445,063
Pharmerica Inc.                                7,216             39,237(a)
Smithkline Beecham PLC ADR                       936             51,246
Sun Healthcare Group Inc.                      7,476             48,594(a)
Sybron International Corp.                    23,351            446,588(a)
Tenet Healthcare Corp.                        10,296            296,010(a)
Watson Pharmaceuticals Inc.                   16,848            855,036(a)
                                                             15,015,121
INSURANCE -- 2.6%

American International Group Inc.             12,845            989,065
Chubb Corp.                                    7,338            462,294
General Reinsurance Corp.                      3,210            651,630
Loews Corp.                                    8,878            749,081
Marsh & McLennan Cos. Inc.                    15,360            764,160
UNUM Corp.                                     3,753            186,477
                                                              3,802,707


----------
See Notes to Schedule of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                                                     NUMBER
                                                  OF SHARES        VALUE
--------------------------------------------------------------------------------

MISCELLANEOUS -- 0.8%

SPDR Trust                                           11,300     $1,148,363

RETAIL TRADE -- 0.8%

CVS Corp.                                            10,062        440,841
Home Depot Inc.                                      15,996        631,842
Sears Roebuck & Co.                                     936         41,360
                                                                 1,114,043

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.4%

Applied Materials Inc.                                3,412         86,153(a)
Cisco Systems Inc.                                    9,982        617,012(a)
Hewlett Packard Co.                                   4,095        216,779
Intel Corp.                                          11,700      1,003,275
Pitney Bowes Inc.                                     3,009        158,161
                                                                 2,081,380

[GRAPHIC OF DISCS OMITTED]

TECHNOLOGY - SOFTWARE & SERVICES -- 4.6%

Automatic Data Processing Inc.                       19,801      1,480,125
EMC Corp.                                             6,023        344,440(a)
Equifax Inc.                                         49,608      1,770,385
First Data Corp.                                     62,946      1,479,231
Microsoft Corp.                                       6,898        759,211(a)
Reuters Holdings PLC ADR                             15,861        789,085
                                                                 6,622,477

TRANSPORTATION -- 0.2%

Pittston Brinks Group                                 7,818        273,630

UTILITIES -- 2.2%

Airtouch Communications Inc.                         39,602      2,257,314(a)
MCI WorldCom Inc.                                     7,830        382,691(a)
SBC Communications Inc.                              13,338        592,708
                                                                 3,232,713
TOTAL DOMESTIC EQUITY
  (COST $51,395,214)                                            66,121,352

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 13.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.3%

Barlow Ltd.                                          11,206         41,943
Iscor Ltd.                                           41,818          9,391
Ispat International N.V. (Regd.)
  (Class A)                                           3,920         29,400
Johnson Matthey PLC                                   7,469         38,639
Montedison S.p.A                                    247,652        236,752
Pohang Iron & Steel Co. Ltd.                            924         36,332
Shin-Etsu Chemical Co.                                5,000         79,243
                                                                   471,700

[GRAPHIC OF FACTORY OMITTED]

CAPITAL GOODS -- 2.4%

ABB AG                                                  199        202,546
Alstom                                                8,363        179,214(a)
Desc S.A. de C.V. (Series B)                         30,542         23,540
Desc S.A. de C.V. ADR (Class C)                       3,930         54,037
FKI PLC                                              57,332        110,141
Grupo Carso S.A. de C.V. ADR                         18,606        102,333
Hyundai Heavy Industries Co.                          4,898         73,254


--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES           VALUE
--------------------------------------------------------------------------------

Lyonnaise Des Eaux S.A                            2,114         $  360,148
Mannesmann AG                                     7,096            650,132
Minebea Co. Ltd.                                  7,000             56,931
Nokia AB Oy (Series A)                            7,734            614,522
Preussag AG                                       1,450            501,437
Siebe PLC                                       154,557            499,248
VA Technologie AG                                   998             90,546
                                                                 3,518,029

[GRAPHIC OF PRODUCTS OMITTED]

CONSUMER - CYCLICAL -- 2.5%

Airtours PLC                                     70,154            423,404
Autoliv Inc. SDR                                 11,888            365,551
Canon Inc.                                       17,000            344,717
Daimler-Benz AG                                   3,703            309,997
Granada Group PLC                                24,883            313,046
Honda Motor Co.                                   2,000             60,759
Industrie Natuzzi S.p.A. ADR                      1,979             39,085
Johnson Electric Holdings                        55,600            105,477
Kinnevik AB (Series B)                            1,406             36,955
LucasVarity PLC                                  95,664            294,375
Michelin CGDE (Regd.) (Class B)                   2,094             82,267
Philips Electronics N.V                           4,721            254,431(a)
Reed International PLC                           19,339            163,076
Renault S.A                                       5,775            231,008
Saatchi & Saatchi PLC                            19,926             35,231
SEMA Group PLC                                   14,874            147,425
Societe Europeene de
  Communicion                                     1,074              6,304(a,m)
Sony Corp.                                        4,300            298,723
Volkswagen AG                                     2,528            182,415
                                                                 3,694,246

CONSUMER - STABLE -- 0.2%

Coca Cola Amatil Ltd.                            11,581             30,530
Coca-Cola Beverages PLC                          32,218             76,363(a)
Gruma S.A. de C.V. (Series B)                    16,822             34,640
Panamerican Beverages Inc. (Class A)              6,536            116,423
San Miguel Corp. S.A                             31,910             41,210
                                                                   299,166

ENERGY -- 1.1%

Coflexip S.A. ADR                                 6,292            249,320
Elf Aquitaine S.A. ADR                            1,590            196,202
Repsol S.A                                        4,876            206,123
Saipem                                           48,934            207,517
Total S.A. (Class B)                              5,700            718,633
                                                                 1,577,795

[GRAPHIC OF MONEY OMITTED]

FINANCIAL -- 2.2%

Alpha Credit Bank (Regd.)                         1,355            100,764
Argentaria S.A                                   18,821            374,603
Banca Intesa S.p.A                               40,786            171,728
Banco Comercial Portugues (Regd.)                 8,956            242,055
Bank of Scotland PLC                             17,067            162,923
Bayerische Vereinsbank AG                         4,978            366,654
Credito Italiano                                 54,614            227,634
Den Norske Bank ASA                               7,973             25,017
Grupo Financiero Bancomer S.A
  ADR (Series C)                                 22,850             79,975(b)
ING Groep N.V                                     9,437            425,429
Investor AB (Series B)                              839             32,543
Invik & Co. AB                                      702             50,607
Merita Ltd. (Series A)                           38,635            196,803
Metro Bank & Trust Co.                            1,040              3,566


----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES            VALUE
--------------------------------------------------------------------------------

National Bank Greece S.A. GDR                       1,098         $   29,097(b)
Newcourt Credit Group Inc.                          2,746             71,105
Societe Generale                                    1,981            219,333
Sumitomo Realty & Development                      13,000             23,791
Uniao de Banco Brasiliero S.A. GDR                  4,917             66,380
Zurich Allied AG (Regd.)                              531            264,269(a)
                                                                   3,134,276

[GRAPHIC OF HEALTH SIGN OMITTED]

HEALTHCARE -- 0.7%

Fresenius Medical Care AG                           4,324            230,448
Novartis AG (Regd.)                                   177            284,528
Pliva D D GDR (Regd.)                               2,684             35,295
Rhone-Poulenc S.A. (Class A)                        5,844            245,248
Shire Pharmaceuticals Group PLC
  ADR                                               5,375            117,578(a)
Teva Pharmaceutical
  Industries Ltd. ADR                               4,538            171,877
                                                                   1,084,974

INSURANCE -- 1.3%

Assicurazioni Generali                              6,619            215,334
AXA-UAP                                             5,616            514,484
Commercial Union PLC                               11,066            171,483
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                             868            383,043
Pohjola Group Insurance Ltd. Co.
  (Series B)                                        1,279             50,561
Royal & Sun Alliance Insurance
  Group PLC                                        38,620            334,855
Sampo Insurance Co.
  Ltd. (Series A)                                   8,033            229,243
                                                                   1,899,003

RETAIL TRADE -- 0.6%

Carrefour S.A                                         580            367,795
Giordano International Ltd.                       128,000             17,345
Jeronimo Martins, SGPS S.A                          3,175            107,635
Koninklijke Ahold N.V                               6,308            188,568
Somerfield PLC                                     17,353            123,170
                                                                     804,513

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.1%

Brambles Industries Ltd.                           15,889            342,971
Cable & Wireless Communication
  PLC                                              28,913            196,620(a)
Comverse Technology Inc.                            3,509            143,430(a)
ECI Telecommunications Ltd.                        11,075            271,337
Ericson LM Telephone (Series B)                     4,739             89,489
NetCom Systems AB (Series B)                        3,043            102,113
Schneider S.A                                       6,251            325,957
Taiwan Semiconductor
  Manufacturing Co.                                96,000            183,919
                                                                   1,655,836

[GRAPHIC OF DISCS OMITTED]

TECHNOLOGY - SOFTWARE & SERVICES -- 0.5%

Cap Gemini S.A                                      3,481            533,358
NTT Data Corp.                                         48            174,986
                                                                     708,344

TRANSPORTATION -- 0.3%

IHC Caland N.V                                      6,187            289,089
Railtrack Group PLC                                 5,277            152,156
                                                                     441,245

--------------------------------------------------------------------------------
                                                  NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------


UTILITIES -- 0.5%

Telecom Italia Mobile S.p.A                      48,501         $  282,664
Telecom Italia S.p.A                             22,845            157,430
Telecomunicacoes Brasileiras S.A
  ADR                                             1,970            138,762(a)
Vodafone Group PLC                                6,932             80,492
                                                                   659,348
TOTAL FOREIGN EQUITY
  (COST $20,319,019)                                            19,948,475

                                             PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 37.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 9.0%

U.S. Treasury Bonds
12.50%   08/15/14                             $  136,000          223,826
10.625%  08/15/15                                356,000          581,558(h)
8.125%   08/15/19                              1,435,000        1,965,720
6.125%   11/15/27                                471,000          542,974(h)
5.50%    08/15/28                                395,000          426,971
                                                                3,741,049
U.S. Treasury Notes
5.50%    05/31/00                              1,157,000        1,176,519(h)
5.375%   06/30/00                              1,324,000        1,345,104
5.125%   08/31/00                              1,118,000        1,133,887
5.375%   02/15/01                                155,000          158,512
6.625%   07/31/01                                753,000          797,239(h)
6.625%   03/31/02                              1,011,000        1,083,984
5.375%   06/30/03                                120,000          125,494
5.25%    08/15/03                              1,020,000        1,065,584
6.625%   05/15/07                                617,000          710,802
5.625%   05/15/08                                725,000          792,969
                                                                8,390,094
U.S. Treasury STRIPS
5.58%    08/15/11                                973,000          513,004(d,f)
5.62%    02/15/12                                845,000          431,474(d,f)
                                                                  944,478
TOTAL U.S. TREASURIES
  (COST $12,486,701)                                           13,075,621

FEDERAL AGENCIES -- 6.2%
Federal Home Loan Bank
5.62%    08/10/00                               400,000          406,188
6.22%    03/18/08                               175,000          183,503
5.75%    04/15/08                               515,000          544,453
                                                               1,134,144
Federal National Mortgage Assoc.
5.60%    03/27/00                               330,000          333,970
5.67%    05/26/00                               850,000          862,214
5.56%    07/24/00                               565,000          572,859
5.38%    01/16/01                               665,000          673,938
5.625%   03/15/01                               250,000          256,015
6.41%    07/08/02                               200,000          211,374
5.75%    04/15/03                             2,135,000        2,227,061
6.99%    07/09/07                               855,000          917,654
6.00%    05/15/08                             1,075,000        1,158,979
6.16%    08/07/28                               495,000          528,611
                                                               7,742,675
Small Business Administration
6.55%    10/01/17 - 12/01/17                    129,335          136,713

TOTAL FEDERAL AGENCIES
  (COST $8,706,896)                                            9,013,532

----------
See Notes to Schedule of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 10.1%

Federal Home Loan Mortgage Corp.
7.50%    06/01/10                             $  257,832       $  265,985
9.00%    04/01/16 - 07/01/16                     101,404          107,908
9.00%    02/01/17                                142,140          151,234
9.00%    06/01/21                                 55,291           58,920(h)
6.50%    04/01/28 - 05/01/28                   1,001,834        1,019,987
                                                                1,604,034
Federal National Mortgage Assoc.
6.50%    01/01/04                                  9,588            9,710
8.50%    04/01/17                                 17,937           18,815(h)
7.00%    06/18/20                                125,085          126,063(b)
6.247%   03/25/21                                 81,000           84,189
6.424%   12/25/23                                 91,000           95,436
7.00%    10/01/27 - 11/01/27                     746,382          768,368
6.50%    03/01/28 - 07/01/28                   2,570,267        2,613,628
7.00%    07/01/28                                648,019          666,040
6.103%   03/01/33                                 32,761           33,129(e)
6.154%   11/01/35                                504,477          510,152(e)
6.139%   05/01/36                                283,369          286,557(e)
6.00%    TBA                                   1,020,000        1,030,200(c)
                                                                6,242,287
Federal National Mortgage Assoc. REMIC
7.623%   12/17/04                                 89,398           95,293(d)
6.225%   05/25/14                                 32,907           33,709
6.42%    05/25/18                                 61,000           63,935
                                                                  192,937
Government National Mortgage Assoc.
7.00%    03/15/12                                566,192          583,704
8.50%    10/15/17                              1,319,686        1,407,102
7.50%    01/15/23                                130,060          134,896
6.50%    02/15/24 - 03/15/24                     985,473        1,008,868(b)
7.50%    01/15/28 - 05/15/28                     687,292          713,065
6.50%    04/15/28                              2,156,151        2,203,975
7.00%    04/15/28                                480,376          495,834
                                                                6,547,444
TOTAL AGENCY MORTGAGE BACKED
  (COST $14,288,856)                                           14,586,702

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Collateralized Mortgage Obligation Trust
6.82%    09/01/15                                 18,388           17,325(d,f)
4.78%    11/01/18                                 33,384           27,980(d,f)
                                                                   45,305
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                                 22,520           23,625
6.50%    04/15/28 - 06/15/28                     817,000          841,114
                                                                  864,739
Federal National Mortgage Assoc.
8.50%    03/01/17 - 04/01/17                      46,317            8,120(g)
8.50%    01/01/18                                  5,570              976(g)
9.00%    05/25/22                                 58,997           11,297(g)
8.50%    07/25/22                                 77,422           14,246(g)
                                                                   34,639
Federal National Mortgage Assoc. REMIC
3.40%    07/25/20                                 43,948           43,423(d,f)
8.00%    10/25/20                                 44,833           47,901
3.58%    12/25/22                                 48,984           43,639(d,f)
                                                                  134,963
TOTAL AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $1,058,756)                                             1,079,646

--------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 0.3%

Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                  $ 16,195      $  16,382
Carco Auto Loan Master Trust
6.689%   08/15/04                                   148,000        152,902
Iroquois Trust
6.752%   06/25/07                                   141,000        143,512(b)
Provident Bank Home Equity Loan Trust
6.72%    01/25/13                                   130,953        135,285
TOTAL ASSET BACKED
  (COST $431,605)                                                  448,081

CORPORATE NOTES -- 7.6%

Abbey National PLC
7.35%    10/15/06                                    42,000         46,522
6.70%    06/29/07                                    55,000         53,144
Applied Materials Inc.
7.125%   10/15/17                                    40,000         39,978
Bank Austria AG
7.25%    02/15/17                                   250,000        255,130
Bank of Scotland
7.00%    11/20/07                                    60,000         61,681(b)
Beckman Instruments Inc.
7.10%    03/04/03                                    85,000         87,294
Bellsouth Telecomm Inc.
6.375%   06/01/28                                    75,000         78,765
Black & Decker Holdings Inc.
7.05%    07/01/28                                    70,000         71,487(b)
Boston University
7.625%   07/15/97                                   200,000        237,806
Brascan Ltd.
7.375%   10/01/02                                    60,000         62,582
Carnival Corp.
5.65%    10/15/00                                   175,000        176,745
Carter Holt Harvey Ltd.
8.875%   12/01/04                                   200,000        219,760
Circus Circus Enterprises Inc.
6.70%    11/15/03                                    70,000         66,115
Cleveland Electric Illuminating Co.
7.19%    07/01/00                                    30,000         30,719
Columbia University Trustees
6.83%    12/15/20                                    65,000         73,262
Conseco Inc.
6.40%    06/15/01                                   135,000        136,011
6.80%    06/15/05                                    70,000         70,926
8.70%    11/15/26                                    90,000         93,676
Continental Cablevision Inc.
8.50%    09/15/01                                    70,000         75,629
Corporacion Andina De Fomento
6.75%    03/15/05                                   130,000        124,050
DDR Pass-Through Asset Trust
7.125%   03/15/02                                   330,000        335,466(b)
Empresa Nacional De Electricidad
8.125%   02/01/97                                    65,000         47,475
Energy Group Overseas
7.375%   10/15/17                                    75,000         76,598
Fairfax Financial Holdings Ltd.
7.375%   04/15/18                                   100,000         97,531
Federated Department Stores Inc.
6.125%   09/01/01                                    45,000         45,864
First Security Capital
8.41%    12/15/26                                    41,000         46,509
Ford Motor Credit Corp.
7.32%    05/23/02                                    187,000       188,870(a)
Fujian International Trust & Investment Corp.
7.375%   08/25/07                                     65,000        33,996(b)

----------

See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                        PRINCIPAL
                                           AMOUNT            VALUE
--------------------------------------------------------------------------------

Goldman Sachs Group L.P.
6.20%    12/15/00                       $ 100,000           $ 102,802(b)
Guangdong International Trust &
  Investment Corp.
8.75%    10/24/16                          50,000              25,789(b)
Heritage Media Corp.
8.75%    02/15/01                          90,000              96,750
Household Finance Corp.
6.125%   07/15/02                          40,000              40,600
Hydro-Quebec
8.05%    07/07/24                          95,000             113,714
8.25%    04/15/26                          50,000              60,944
International Lease Finance Corp.
5.62%    02/01/00                         250,000             252,035
Israel Electric Corp. Ltd.
7.125%   07/15/05                          50,000              51,246(b)
8.10%    12/15/96                          25,000              25,531(b)
Korea Development Bank
7.125%   09/17/01                          70,000              61,111
6.625%   11/21/03                          75,000              58,103
Landeskreditbank Baden
7.875%   04/15/04                          40,000              45,399
Lasmo USA Inc.
6.75%    12/15/07                          95,000              93,977
LCI International Inc.
7.25%    06/15/07                          49,000              50,074
Lehman Brothers Holdings Inc.
6.90%    03/30/01                           35,000             35,012
8.05%    01/15/19                           80,000             80,600
7.50%    08/01/26                          115,000            116,731
Liberty Property Ltd. Partnership
7.50%    01/15/18                           70,000             66,543
Loewen Group International Inc.
6.70%    10/01/99                          300,000            290,250(b)
7.50%    04/15/01                          180,000            170,775
Long Island Lighting
7.30%    07/15/99                           80,000             80,806
MBNA Corp.
6.306%   04/22/03                          150,000            155,365
MCI Communications Corp.
6.125%   04/15/02                          200,000            205,014
Meditrust
7.114%   08/15/04                          100,000             89,125
MIC Financing Trust
8.375%   02/01/27                          130,000            136,662(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                           40,000             43,300
Nabisco Inc.
6.125%   02/01/03                           70,000             70,312
National Rural Utilities Cooperative
6.046%   04/15/03                          100,000            103,658
National Westminster Bank PLC
7.75%    04/29/07                           35,000             37,488
New Jersey Economic Development
  Authority
7.425%   02/15/29                           65,000             77,244
News America Holdings Inc.
8.15%    10/17/36                          210,000            233,822
Niagara Mohawk Power Corp.
9.50%    06/01/00                           80,000             84,449
Norfolk Southern Corp.
7.90%    05/15/97                          138,000            162,234
North Atlantic Energy Corp.
9.05%    06/01/02                           77,000             80,225
NRG Energy Inc.
7.50%    06/15/07                          160,000            172,000
NWCG Holding Corp.
5.29%    06/15/99                          120,000            115,742(d)



--------------------------------------------------------------------------------
                                        PRINCIPAL
                                          AMOUNT                VALUE
--------------------------------------------------------------------------------

Ontario Province of Canada
6.125%   06/28/00                       $ 250,000            $ 255,302
Oryx Energy Co.
10.00%   06/15/99                         100,000              102,845
9.50%    11/01/99                          75,000               78,040
Paramount Communications Inc.
5.875%   07/15/00                         150,000              151,665
Philip Morris Cos. Inc.
7.25%    09/15/01                          60,000               62,846
7.20%    02/01/07                          30,000               32,500
Reliance Industries Ltd.
10.50%   08/06/46                          30,000               23,100(b)
Republic of Columbia
7.25%    02/15/03                          35,000               31,838
Republic of Panama
7.875%   02/13/02                          50,000               45,000(b)
Riggs Capital Trust
8.625%   12/31/26                          40,000               42,226(b)
RJR Nabisco Inc.
8.00%    07/15/01                         125,000              127,636
7.625%   09/15/03                          50,000               49,555
St. George Funding Co.
8.485%   12/31/49                         180,000              181,575(b)
Stop & Shop Cos. Inc.
9.75%    02/01/02                          40,000               42,600
Sun Life Canada Capital Trust
8.526%   05/29/49                          95,000              102,778(b)
Sunamerica Inc.
5.60%    07/31/97                         150,000              126,952
Suntrust Banks Inc.
6.00%    01/15/08                          60,000               62,165
TCI Communications Inc.
8.65%    09/15/04                          85,000               98,062
Tele-Communications Inc.
9.80%    02/01/12                         125,000              167,089
Tenet Healthcare Corp.
7.875%   01/15/03                          60,000               60,900
8.00%    01/15/05                          25,000               25,375
Time Warner Inc.
4.90%    07/29/99                         100,000               99,484(b)
6.10%    12/30/01                         180,000              183,193(b)
Transamerica Capital III
7.625%   11/15/37                         100,000              106,000
Turner Broadcasting Systems  Inc.
8.375%   07/01/13                          90,000              102,410
Tyco International Group S.A.
6.25%    06/15/03                          85,000               88,013
7.00%    06/15/28                         305,000              319,128
United Illuminating Co.
6.25%    12/15/02                          25,000               25,362
United Parcel Service Inc.
8.375%   04/01/30                         115,000              146,431
US West Capital Funding Inc.
6.125%   07/15/02                          30,000               31,001
6.875%   07/15/28                          45,000               47,703
USA Waste Services Inc.
6.125%   07/15/01                         250,000              254,722
USX Marathon Group
9.80%    07/01/01                          60,000               65,824
8.125%   07/15/23                          60,000               64,392
Washington Mutual Capital
8.375%   06/01/27                          65,000               71,920
Waterford Funding Corp.
8.09%    01/02/17                         200,000              221,786
Westdeutsche Landesbank
6.75%    06/15/05                         100,000              106,809
Westinghouse Electric Corp.
8.875%   06/01/01                          40,000               42,689
Williams Cos. Inc.
6.125%   02/15/02                         120,000              121,813

----------
See Notes to Schedule of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT           VALUE
--------------------------------------------------------------------------------

Worldcom Inc.
6.125%   08/15/01                          $  55,000           $  56,269
6.40%    08/15/05                             85,000              89,694
8.875%   01/15/06                            100,000             109,696
6.95%    08/15/28                             35,000              36,874
Yale University Notes
7.375%   04/15/96                             65,000              78,307
Zurich Capital Trust
8.376%   06/01/37                             40,000              43,753(b)
TOTAL CORPORATE NOTES
  (COST $10,775,006)                                          11,002,345

NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.5%

Amresco Commercial Mortgage Funding Corp.
6.73%    06/17/29                             85,902              88,399
Asset Securitization Corp.
6.50%    12/14/02                             71,153              73,154
BHN Mortgage Trust
7.54%    04/30/07                             61,174              40,375(b)
7.916%   02/15/12                             31,246              21,247(b)
DLJ Mortgage Acceptance Corp.
6.14%    10/15/06                             91,931              94,258
6.41%    02/15/08                            246,000             256,455
6.65%    12/17/27                             26,430              27,198(b)
First Union Lehman Brothers Bank
6.28%    11/15/35                            316,931             326,835
GS Mortgage Securities Corp.
5.58%    07/13/30                            117,000             124,056(d)
Merrill Lynch Mortgage Investors Inc.
6.36%    11/15/26                            291,000             302,958
Mid State Trust
6.96%    07/01/25                             28,590              29,546(d)
Morgan Stanley Capital Inc.
6.52%    01/15/08                            204,000             217,196
6.476%   10/15/10                            107,871             110,821(b)
6.86%    07/15/29                            126,969             134,111(b)
6.54%    07/15/30                            315,000             330,799
6.70%    10/03/30                             47,750              49,995
Salomon Brothers Mortgage
  Securities Inc.
7.00%    10/01/27                            222,283             217,862
Sawgrass Finance REMIC Trust
6.45%    01/20/06                             60,000              61,266
Structured Asset Securities Corp.
5.65%    09/25/99                             12,544              12,537(b)
6.256%   08/25/00                            533,753             527,582(b)
8.495%   04/25/27                             90,427              93,931
6.79%    11/01/27                             72,486              75,861
0.49%    02/25/28                            752,843              41,642(d,g)
Vornado Finance Corp.
6.36%    12/01/00                            355,000             361,989(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $3,571,255)                                            3,620,073

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

BlackRock Capital Financial
7.22%    11/25/28                            255,000             263,527
7.25%    11/25/28                            151,264             144,977
5.476%   11/25/38                             96,612              99,269

Residential Assets Securitization Trust
7.75%    04/25/27 - 06/25/27                 251,370             261,315(a)
7.50%    08/25/27                            140,200             144,450(a)
TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (COST $897,986)                                                913,538
TOTAL BONDS AND NOTES
  (COST $52,217,061)                                          53,739,538


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.5%

Coastal Financial Corp., 8.375%                  1,200          $   29,700
Microsoft Corp.
  (Series A), $2.20                              3,613             348,203
New Plan Realty Trust,
  8.625%                                         1,915              92,399
News Corp. Exchange Trust, 5.00%                   680              43,520(a,b)
Simon DeBartolo Group Inc.
  (Series C), 7.89%                              1,455              68,021
TCI Communications Inc., 10.00%                  2,800              76,475
                                                                   658,318

INTERNATIONAL PREFERRED -- 0.1%

Banesto Holdings Ltd. (Series A),
  10.50%                                         2,400              75,600(a,b)
Fresenius Medical Care AG                          878              33,123
Telecomunicacoes de
  Rio de Janiero S.A.                          513,300              14,505
Telerj Celular S.A.                          1,122,832              23,206(a)
                                                                   146,434
TOTAL PREFERRED STOCK
  (COST $878,841)                                                  804,752

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
  Gesellschaft AG, 06/03/02
  (COST $0)                                        27               1,067

TOTAL INVESTMENTS IN SECURITIES
  (COST $124,810,135)                                         140,615,184

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $4,298,512)                          4,298,512         4,298,512

                                                   NUMBER
                              EXPIRATION DATE/      OF
                                STRIKE PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes           Oct 98/110.09         (725)        (3,058)
U.S. Treasury Notes           Oct 98/107.88         (395)        (4,629)
  (WRITTEN OPTION PREMIUM $(4,663))                              (7,687)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bonds           Oct 98/102.92         (700)            (0)
U.S. Treasury Notes           Oct 98/107.01         (725)        (3,285)
U.S. Treasury Notes           Oct 98/101.88         (395)           (62)
  (WRITTEN OPTION PREMIUM $(7,108))                              (3,347)

OTHER ASSETS AND LIABILITIES,
  NET 0.2%                                                      287,705
================================================================================
NET ASSETS -- 100%                                         $145,190,367
================================================================================

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE GE STRATEGIC INVESTMENT FUND AS OF SEPTEMBER 30, 1998.


----------
See Notes to Schedule of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND
Q&A

Barbara A. Brinkley, a Manager of Brown Brothers Harriman and Co. and a member of its U.S. Bond Policy Group and its Fixed Income Credit Committee, is the Portfolio Manager of the GE Tax-Exempt Fund. Ms. Brinkley has been employed by Brown Brothers since 1976. Total assets under Brown Brothers management exceed $29 billion. Throughout her career with Brown Brothers, and during her previous four years with American Re-Insurance Company, Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley is a member and former chairman of the Municipal Analysts Group of New York, and is a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. degree from Smith College.

Q. HOW DID THE GE TAX-EXEMPT FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The Lehman Brothers 10-Year General Obligation Municipal Bond Index returned 9.02% for the one-year period ended September 30, 1998. Our Lipper peer group of 329 Intermediate Municipal Bond funds posted an average return of 6.99% for the same period. To see how your class of shares in the GE Tax-Exempt Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund's performance was influenced by two major events: 1) yield movements during the year; and 2) the escrow-to-maturity bond market. The fund is positioned to generate greater tax-free income than money market funds but with a shorter duration than longer term funds, which are susceptible to greater price fluctuations. As yields fell during the fiscal year, the fund's performance benefited from its intermediate and longer maturity bond holdings. However, the price return experienced by the fund was less than that of the benchmark index, which has a longer duration. Yields between credit quality bonds also narrowed throughout the year and investors moved to bonds with lower credit quality in search of higher yields. The fund's benchmark index, which has lower credit quality bond components, particularly benefited from this spread compression. Since our portfolio is managed conservatively and therefore holds higher credit quality bonds than in the benchmark index, the fund generated lower yields.

     The fund's performance was also hurt by our holdings of escrow-to-maturity ("ETM") bonds. In late April, the Gainesville, Florida Utility Authority announced its intention to call $280 million of ETM bonds. As investors viewed these securities as non-callable, the announcement shook the ETM bond market and prices of these bonds fell. In June, the issuer announced that it was withdrawing the attempted call. Subsequently, ETM bond prices have regained some of their former values, however, the episode unnerved investors and ETM bonds never recovered sufficiently to fully participate in the price gains experienced by the general bond market. Ultimately, we continue to believe that these bonds will produce sustainable high tax-exempt income, and are a very attractive component of our portfolio.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. The fund has been neutral in its duration stance for much of the year, expecting interest rates to fluctuate narrowly. As the emerging markets turmoil started to spill over into the domestic markets, we began anticipating that interest rates would move lower over the coming months. On September 24, 1998, we lengthened the fund's duration. Our strategy has been to purchase securities in the 7-18 year maturity range, which we believe best balances opportunity and risk. These maturities lock in high tax-free yields, and will benefit the fund if interest rates continue to fall and from downward movements along the yield curve. We emphasize call protection premium coupon bonds, and issuers that are fully backed by U.S. Government securities held in escrow by the bond trustee. These bonds are of the highest credit quality, and are immune to any changes in the issuer's economy or repayment ability.

Q.   WHAT IS THE OUTLOOK FOR THE FUND?

A. U.S. economic growth is beginning to show signs of slowing as the global economy and dislocated market confidence chips away at U.S. exports, business investment and consumer confidence. With financial land mines going off among a wide range of intermediaries, the Federal Reserve has initiated what we expect will be a series of rate reductions.

     Reflecting our moderately bullish view that municipal rates are set to move lower, the fund's average duration has been extended somewhat to capture the expected positive price movement, and the fund's holdings are concentrated in call-protected maturities in the 7-18 year range, in order to sustain a high level of income exempt from federal taxation.


   [picture of Barbara A. Brinkley Omitted]

                                                              GE TAX-EXEMPT FUND

======================================================================
                           QUALITY RATINGS
                        AT SEPTEMBER 30, 1998
======================================================================

                         Percent of
Moody's Ratings++       Market Value
----------------------------------------------------------------------

Aaa                         86.1%
Aa                           8.4%
A                            4.7%
Baa                          0.8%
----------------------------------------------------------------------
                           100.0%

++ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek a high level of current income exempt from federal income taxes while preserving capital by investing primarily in tax-exempt debt obligations.

                         * LIPPER PERFORMANCE COMPARISON

                     Intermediate Municipal Debt Peer Group
                          Based on average annual total
                      returns for the periods ended 9/30/98

                            One          Three        Five
                           Year          Year         Year

  Number of Funds
  in peer group:            329           267         167

  Peer group
  average annual
  total return:           6.99%           6.11%        5.12%

     Lipper categories in peer group: Intermediate Municipal Debt, including single state Funds

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.



       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98

                             CLASS A

                       W/O LOAD         W/LOAD         LB 10 YEAR GO BOND

8/93                   10000             9575            10000
9/93                   10030.21          9603.93         10125
                       10162.36          9730.46         10277.54
                        9724.93          9311.62          9710.26
                        9794.65          9378.38          9853.84
9/94                    9883.82          9463.75           9917.7
                        9793.39          9377.17          9755.27
                       10427.05           9983.9         10446.56
                       10613.47          10162.4         10709.77
9/95                   10813.77         10354.18         11087.72
                       11289.22         10809.43         11426.93
                       11110.74         10638.54         11372.75
                       11208.4          10732.04         11386.87
9/96                   11508.82         11019.69         11626.07
                       11742.69         11243.63         11971.57
                       11833.68         11330.75         11966.21
                       12101.14         11586.85         12377.44
9/97                   12403.79         11876.63         12753.05
                       12590.07         12054.99         13077.91
                       12705.81         12165.81         13221.72
                       12836.42         12290.87         13426.97
9/98                   13185            12626            13903.97

                         AVERAGE ANNUAL
                          TOTAL RETURN

                              ONE         FIVE          SINCE
                             YEAR         YEAR        INCEPTION
GE Tax-Exempt                 6.33%       5.62%        5.61%
GE Tax-Exempt w/load          1.78%       4.71%        4.71%
  (maximum load-4.25%)
LB 10 Yr. GO Muni Bond        9.02%       6.55%        6.72%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B
                      W/O LOAD          W/LOAD      LB 10 YEAR GO BOND

8/93                   10000            10000            10000
9/93                   10034.24         10034.24         10125
                       10146.76         10146.76         10277.54
                        9682.67          9682.67          9710.26
                        9742.67          9742.67          9853.84
9/94                    9826.66          9826.66           9917.7
                        9736.87          9736.87          9755.27
                       10366.28         10366.28         10446.56
                       10560.87         10560.87         10709.77
9/95                   10759.89         10759.89         11087.72
                       11222.51         11222.51         11426.93
                       11045.21         11045.21         11372.75
                       11152.07         11152.07         11386.87
9/96                   11450.52         11450.52         11626.07
                       11672.73         11672.73         11971.57
                       11763.04         11763.04         11966.21
                       12026.41         12026.41         12377.44
9/97                   12305.35         12305.35         12753.05
                       12474.52         12474.52         13077.91
                       12573.35         12573.35         13221.72
                       12671.61         12671.61         13426.97
9/98                   13000            13000            13903.97


                         AVERAGE ANNUAL
                          TOTAL RETURN



                                ONE          FIVE           SINCE
                               YEAR          YEAR         INCEPTION

GE Tax-Exempt                 5.68%          5.31%          5.32%

GE Tax-Exempt w/load          2.68%          5.16%          5.32%
  maximum load                 3.0%           1.0%           0.0%

LB 10 Yr. GO Muni Bond        9.02%          6.55%          6.72%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:



                             CLASS C
                                     W/O LOAD       LB 10 YEAR GO BOND

    9/26/97                           10000            10000
    9/29/97                           10001.23         10000
    9/30/97                           10010.94         10000
    12/31/97                          10168            10254.73
    3/31/98                           10276            10367.49
    6/30/98                           10377            10528.43
    9/30/98                           10663            10902.46


                            AGGREGATE
                          TOTAL RETURN

                               ONE              SINCE
                              YEAR            INCEPTION
GE Tax-Exempt                  6.48%           6.55%
LB 10 Yr. GO Muni Bond         9.02%           9.02%

                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


               CLASS D W/O LOAD         LB 10 YEAR GO BOND

 9/26/97              10000                   10000
 9/29/97               9992.96                10000
 9/30/97              10002.63                10000
 12/31/97             10175                   10254.73
 3/31/98              10291                   10367.49
 6/30/98              10441                   10528.43
 9/30/98              10744                   10902.46

                            AGGREGATE
                          TOTAL RETURN

                                        ONE             SINCE
                                       YEAR           INCEPTION
GE Tax-Exempt                          7.30%           7.36%
LB 10 Yr. GO Muni Bond                 9.02%           9.02%

Legend as Follows:
GE Tax Exempt Fund
GE Tax Exempt Fund w/load
LB 10 Yr. GO Muni Bond

                                                              GE TAX-EXEMPT FUND
                               GE TAX-EXEMPT FUND
[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Cash & Other                         1.1%
Lease & Pollution Control            2.5%
Sales Tax                            6.6%
General Obligation                   7.1%
Education                            8.0%
Transportation                       8.0%
Water & Sewer                       10.2%
Housing                             16.4%
Hospital                            19.8%
Utilities                           20.3%



--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT                VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.9%
--------------------------------------------------------------------------------

ARKANSAS -- 4.5%

Arkansas Housing Development
  Agency Rev. - Housing
8.375%   07/01/10                              $ 370,000         $  466,008(i)
8.375%   07/01/11                                305,000            420,403(i)
Pulaski County Arkansas Hospital
  Rev. - Health
9.25%    03/01/10                                195,000            253,874(i)
                                                                  1,140,285

CALIFORNIA -- 5.1%

Sacramento California Utility
  Rev. - Electric Utility
9.00%    04/01/13                                670,000            928,379(i)
San Diego California Hospital
  Rev. - Health
8.875%   02/01/11                                280,000            362,939(i)
                                                                  1,291,318

COLORADO -- 3.7%

Colorado Springs Colorado Utility
  Rev. - Electric Utility
8.50%    11/15/11                                100,000            132,853(i)
Denver Colorado City & County,
  Housing Finance Authority - Housing
7.00%    08/01/10                                510,000            599,245(i)
Loveland Cnty Rev. - Water & Sewer
8.875%   11/01/05                                165,000            204,169(i)
                                                                    936,267

[GRAPHIC OF STATE OF CONNECTICUT OMITTED]

CONNECTICUT -- 7.4%

Connecticut State Health &
  Educational Fac. Auth. Rev. - Health
5.50%    07/01/12                                500,000           546,530(k)
7.00%    07/01/12                                765,000           900,948(i)



--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT             VALUE
--------------------------------------------------------------------------------

Connecticut State Housing Finance
  Auth. Rev. - Housing
6.05%    05/15/14                               $ 410,000        $  439,241
                                                                  1,886,719

FLORIDA -- 2.9%

Dade County Florida Special
  Obligation - Special Tax
8.625%   12/01/07                                 140,000           180,439(i,k)
Florida State Broward County G.O.
10.00%   07/01/14                                 235,000           365,636
Gainesville Florida Utilities Systems
  Rev. - Electric Utility
8.125%   10/01/14                                 175,000           199,206(i)
                                                                    745,281

GEORGIA -- 2.1%

Clarke County Georgia Hospital
  Auth. Rev. - Health
9.875%   01/01/06                                  80,000           103,742(i,k)
Columbus Georgia Medical Center
  Hospital Auth. Rev. - Health
7.75%    07/01/10                                 305,000           377,312(i)
Metropolitan Rapid Transportation
  Auth. - Transportation
7.00%    07/01/11                                  50,000            62,506(i)
                                                                    543,560

IDAHO -- 3.2%

Idaho Falls Idaho Electric Rev. -
  Electric Utility
10.375%   04/01/07                                570,000           824,442(j)

ILLINOIS -- 0.2%

Chicago Illinois Motor Fuel Tax
  Rev. - Sales Tax
6.50%    01/01/01                                  20,000            21,232(j,k)
Chicago Illinois Wastewater
  Treatment Rev. - Water & Sewer
6.30%    01/01/03                                  20,000            22,273(j,k)
                                                                     43,505

INDIANA -- 1.8%

Indiana State Toll Road Commission
  Rev. - Transportation
9.00%    01/01/15                                 105,000          152,420(i)
Indiana University Rev. - Education
6.00%    11/15/14                                 290,000          316,283
                                                                   468,703

IOWA -- 4.9%

Muscatine Iowa Electric Rev. - Electric Utility
9.70%    01/01/13                                 865,000        1,232,530(i)

LOUISIANA -- 2.6%

Jefferson Parish Louisiana Hospital
  Rev. - Health
7.25%    01/01/09                                 575,000          668,345(i)

MAINE -- 0.0%

Maine Municipal Bond Bank G.O.
7.10%    11/01/99                                  10,000           10,588(j)

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998


--------------------------------------------------------------------------------
                                             PRINCIPAL
                                               AMOUNT            VALUE
--------------------------------------------------------------------------------

[GRAPHIC OF STATE OF MASSACHUSETTS OMITTED]

MASSACHUSETTS -- 6.1%

Massachusetts State G.O.
6.75%    08/01/09                           $  90,000        $   98,737(k)
5.25%    08/01/15                             500,000           530,480
Massachusetts State Port Auth.
  Rev. - Trans.
13.00%   07/01/13                             535,000           928,305(i)
                                                              1,557,522

[GRAPHIC OF STATE OF MICHIGAN OMITTED]

MICHIGAN -- 5.6%

Michigan State Hospital Finance Auth.
  Rev. - Health
9.00%    05/01/08                            595,000            783,175(i)
7.125%   05/01/09                            545,000            632,843(i)
                                                              1,416,018

MINNESOTA -- 1.3%

Rochester Minnesota Health Care
  Facilities Rev. - Health
6.25%    11/15/14                            300,000            329,970

MISSISSIPPI -- 2.6%

Mississippi State G.O.
6.20%    02/01/08                            580,000            666,710(i)

MISSOURI -- 0.1%

Lees Summit Missouri Water & Sewer
  Rev. - Water & Sewer
10.00%   07/01/00                             20,000            22,144(j,k)

NEW JERSEY -- 2.5%

Atlantic City New Jersey Improvement
  Auth. Rev. - Lease Rev.
7.40%    03/01/12                            270,000          339,395(i,k)
New Jersey State Tpke. Auth.
  Rev. - Trans.
6.50%    01/01/16                            250,000          306,290(k)
                                                              645,685

NEW MEXICO -- 0.7%

Farmington New Mexico Utility Systems
  Rev. - Electric Utility
9.875%   01/01/08                            125,000          165,305(i,k)

[GRAPHIC OF STATE OF NEW YORK  OMITTED]

NEW YORK -- 14.6%

New York City Transitional Finance
  Auth Rev. - Sales Tax
5.00%    08/15/16                            450,000          457,339
Erie County New York Water Auth.
  Rev. - Water & Sewer
6.00%    12/01/08                            400,000          449,604(i,k)
Long Island Power Authority New York
  Electric System - Electric Utility
5.75%    12/01/24                            200,000          216,538
New York New York G.O.
6.00%    08/01/06                            300,000          306,456(i,k)
New York New York G.O. - VRDN
4.10%    08/01/18                            100,000          100,000
4.25%    10/01/23                            200,000          200,000

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT         VALUE
--------------------------------------------------------------------------------

New York State Dormitory Auth.
  Rev. - Education
7.50%    05/15/11                            $ 165,000      $  206,678
5.20%    02/15/16                              200,000         204,910
7.375%   07/01/16                              640,000         818,803(i)
5.00%    05/15/17                              500,000         502,500
New York State Environmental
  Facilities Rev. - Water & Sewer
6.80%    11/15/10                              200,000         230,562
                                                             3,693,390

NORTH CAROLINA -- 5.4%

North Carolina Municipal Power
  Rev. - Electric Utility
10.50%   01/01/10                              990,000      1,373,882(i)

OHIO -- 4.2%

Columbus Ohio G.O.
6.00%    07/01/02                               50,000         54,836(j)
Ohio State Higher Educational
  Rev. - Education
6.00%    05/15/09                              550,000        625,658(k)
Ohio State Water Development
  Auth. Rev. - Water & Sewer
7.00%    12/01/09                              325,000        389,122(i,k)
                                                            1,069,616

[GRAPHIC OF STATE OF PENNSYLVANIA OMITTED]

PENNSYLVANIA -- 9.0%
Allegheny County Pennsylvania
  Hospital Development Rev. - Health
7.375%   07/01/12                             315,000         389,296(i)
Pennsylvania Intergovernmental
  Co-op. - Special Tax
5.60%    06/15/15                             500,000         527,950(k)
Philadelphia Pennsylvania
  Hospital Rev. - Health
9.875%   07/01/05                             505,000         679,710(j)
Pittsburgh Pennsylvania Water &
  Sewer Rev. - Water & Sewer
7.25%    09/01/14                             555,000         692,590(i,k)
                                                            2,289,546

PENNSYLVANIA & NEW JERSEY -- 1.5%

Delaware River Port Authority
  Pennsylvania & New Jersey - Trans.
6.50%    01/15/11                             330,000         376,197(i)

TEXAS -- 2.5%

Austin Texas Utility Systems
  Rev. - Electric Utility
7.25%    11/15/98                              50,000          51,241(j)
Houston Texas Sewer Systems
  Rev. - Water & Sewer
9.375%   10/01/13                              65,000          94,791(i,k)
Laredo Texas International Toll
  Bridge Rev. - Transportation
5.00%    10/01/17                             500,000         504,900(k)

                                                              650,932

UTAH -- 0.0%

Intermountain Power Agency Utah
  Rev. - Electric Utility
7.20%    07/01/99                              10,000          10,482(j)

----------
See Notes to Schedule of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT              VALUE
--------------------------------------------------------------------------------


VIRGINIA -- 0.5%

Richmond Virginia Metropolitan
  Expressway Auth. Rev. - Trans.
7.00%    10/15/13                            $ 115,000         $  133,837(i,k)

WASHINGTON -- 0.1%

Snohomish County Washington
  Public Utility Rev. - Electric Utility
6.375%   01/01/05                               20,000             22,645(i)

WEST VIRGINIA -- 0.9%

Wood County West Virginia Building
  Commission - St. Joseph
  Hospital - Health
6.625%   01/01/06                              215,000            232,985(i,k)

PUERTO RICO -- 2.9%

Puerto Rico Commonwealth Aquaduct
  & Sewer Rev. - Water & Sewer
10.25%   07/01/09                              535,000            731,522(i)

TOTAL INVESTMENTS IN SECURITIES
  (COST $23,738,319)                                           25,179,931


                                                 NUMBER
                                                OF SHARES       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $17,323)                                17,323          17,323

OTHER ASSETS AND LIABILITIES, NET 1.0%                         256,347
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                         $25,453,601
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE
GE TAX-EXEMPT FUND AS OF SEPTEMBER 30, 1998.

                                                           GE FIXED INCOME FUNDS
--------------------------------------------------------------------------------
Q&A

Robert MacDougall leads the fixed income team at GE Investments. Assets under management exceed $29 billion. His responsibilities include leading a team of managers for the GE Fixed Income, GE Short-Term Government, GE Government Securities and GE Money Market Funds. Bob joined GE Investments in 1986 as a Mutual Fund Portfolio Manager and was appointed to head the taxable Fixed Income team in 1992, and the tax-exempt Fixed Income team in 1998. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob has held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998.

A. The past twelve months have seen a significant rally in the bond market. Yields on the 30-Year U.S. Treasury Bonds fell 107 basis points (1.07%) from 6.04% to 4.97%. Similar declines occurred in Treasuries of shorter maturities as well. During the first half of the year the Federal Reserve, concerned about the tight labor market, had a bias to raise interest rates to help slow the economy and prevent an acceleration of inflation. Uncertainty about the impact of the Asian crisis and whether it would spread to other regions of the world kept them on the sidelines. As the Asian financial crisis worsened and spread to Russia and Latin America, investors were increasingly attracted to the U.S. Treasury market's quality, liquidity and value. Signs of a slowing of domestic economic activity and continued low inflation, together with the global market turmoil, prompted the Federal Reserve to ease monetary policy in late September.

     Not all sectors of the fixed income market fared as well, however. Declining interest rates caused many homeowners to refinance their mortgages. This had a dampening effect on the price performance of securities backed by home mortgages. The mortgage sector, as measured by the Lehman Brothers Mortgage Index, returned 7.31% for the twelve months ended September 1998 compared with a 10.75% return for the Treasury index. While mortgage backed securities were affected by "prepayment" risk (the uncertainty about the cash flow due to the prepayment option granted to homeowners), corporate and other non-U.S. government bonds were hit with fears of "repayment" risk. For years investors have increasingly "reached for yield" by buying lower rated corporates and driving credit spreads tighter and tighter. After the Russian debt default in August, the markets reassessed - and repriced - the credit risk premiums in the corporate bond market. Lower quality bonds were sold in favor of high quality U.S. Treasuries. This "flight to quality" pushed corporate yields up while driving Treasury yields down. The yield differential, or spread, widened in some cases to levels not seen since the 1990-91 recession. Emerging market debt declined 24% while high yield corporate bonds eked out a 1.7% return over the past year. Over the life of a bond its return is generally equal to its yield (barring a default). During the past couple of months there has been an inverse correlation between yield and return. The lowest yielding sectors (Treasuries) outperformed higher yielding corporates and mortgages.



GE Fixed Income Fund

Q. HOW DID THE GE FIXED INCOME FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The Lehman Brothers Aggregate Bond Index returned 11.50% while the average return for the 129 Intermediate U.S. Government Bond funds tracked by Lipper was 10.74%. To see how your class of shares in the GE Fixed Income Fund performed compared to these benchmarks, please refer to page 43.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Our strategy was to hold a portfolio which yielded more than the benchmark and was well diversified as to sectors and issuers. During the last couple of months, this approach did not provide the results we anticipated. Our holdings of government agency mortgage backed securities and our lower-rated corporate bond positions underperformed. Partially offsetting that was a positive contribution from having an average duration (interest rate exposure) longer than the index. Overall, however, the returns were clearly higher than we would have expected to achieve when the year began.

  [picture of Robert MacDougall Omitted]

Q&A


GE Government Securities Fund

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The Lehman Brothers Government Bond Index returned 13.60% while the average return for the 129 Intermediate U.S. Government Bond funds tracked by Lipper was 10.74%. To see how your class of shares in the GE Government Securities Fund performed compared to these benchmarks, please refer to page 48.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. During this period, the fund maintained an average maturity longer than its benchmark which added to the fund's performance. However, this positive performance was overshadowed by our sector allocation to mortgage-backed, asset backed and corporate securities which were negatively impacted as a result of the market pricing in higher risk premiums.



GE Short-Term Government Fund

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The Lehman Brothers 1 - 3 Year Government Bond Index returned 7.93% while the average return for the 201 Short Term U.S. Government Bond funds tracked by Lipper was 7.69%. To see how your class of shares in the GE Short-Term Government Fund performed compared to these benchmarks, please refer to page 51.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Early in 1998, we positioned the fund for a rally by extending the average maturity of the fund and lowering our exposure to mortgage backed securities, which are not in the market index. Our longer duration enhanced fund performance throughout the year as U.S. Treasury securities have marched to the lowest yields in a generation. Callable securities, like mortgage-backed securities, have been a drag on fund performance during the market rally of late. New lows in mortgage rates have set off a wave of home refinancings that has caused mortgage-backed securities to underperform U.S. Treasury securities.



GE Money Market Fund

Q. HOW DID THE GE MONEY MARKET FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998?

A. The 90-day U.S. Treasury Bill returned 5.08% while the average return for the 303 Money Market funds tracked by Lipper was 4.93%. To see how your shares in the GE Money Market Fund performed compared to these benchmarks, please refer to page 54.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. While the Federal Reserve waited until the end of September to ease monetary policy, the markets did not. The money market yield curve became inverted, as shorter maturities yielded more than longer maturities. By holding our average maturity shorter than the peer funds we were able to capture these higher rates.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. With bond yields at multi-year and, in some cases, record lows, it is difficult to expect further declines. Having said that, however, bonds continue to offer good value on both a fundamental (real) basis as well as on a relative (to other asset classes) basis. Inflation remains low and well controlled, fiscal policy is supportive and monetary policy has been effective. The widening of mortgage and credit spreads has presented many opportunities for value in those sectors. We believe that high quality bonds will continue to play an important role in a well balanced portfolio.

                                                            GE FIXED INCOME FUND

======================================================================
                           QUALITY RATINGS
                        AT SEPTEMBER 30, 1998
======================================================================


                         Percent of
Moody's Ratings+        Market Value
----------------------------------------------------------------------

Aaa                        80.0%
A to AA                     7.0%
Below A                    13.0%
----------------------------------------------------------------------
                          100.0%

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.



                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-backed securities including CMOs & ARMs.

                         * LIPPER PERFORMANCE COMPARISON

                     Intermediate U.S. Government Peer Group
       Based on average annual total returns for the periods ended 9/30/98

                                        One         Three          Five
                                       Year         Year           Year
  Number of Funds
  in category:                          129          107            69

  Peer group
  average annual
  total return:                      10.74%        7.58%         5.92%

  Lipper categories in peer group: Intermediate U.S. Government,
                                   Intermediate U.S. Treasury

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.


       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A
                       W/O LOAD W/LOAD LB AGGR.

JAN 1, 94                     10000            10000            10000
                               9746.86          9332.62          9712.67
                               9654.97          9244.63          9612.53
SEP-94                         9698.17          9286             9671.1
                               9719.6           9306.52          9707.56
                              10150.16          9718.78         10197.12
                              10735.92         10279.64         10818.11
SEP-95                        10908.39         10444.78         11030.9
                              11357.95         10875.24         11500.7
                              11105.43         10633.45         11295.55
                              11128.73         10655.76         11360.04
SEP-96                        11335.1          10853.36         11569.21
                              11670.32         11174.33         11916.41
                              11597.7          11104.8          11850.22
                              12010.11         11499.68         12286.73
SEP-97                        12376.85         11850.83         12696.38
                              12660.51         12122.44         13070.42
                              12858.12         12311.65         13272.1
                              13145.56         12586.87         13582.33
SEP-98                        13578            12997            14156.4

                         AVERAGE ANNUAL
                          TOTAL RETURN



                                     ONE         THREE         SINCE
                                    YEAR         YEAR        INCEPTION
GE Fixed Income                    9.70%         7.57%         6.65%
GE Fixed Income w/load             5.08%         6.02%         5.68%
  (maximum load-4.25%)
LB Aggregate                      11.50%         8.67%         7.59%

                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS B

                           W/O LOAD           W/LOAD         LB AGGR.

DEC 22, 93                  10000            10000           10000
                            10020.6          10020.6         10000
                            9742.02          9742.02          9712.67
                            9638.19          9638.19          9612.53
SEP-94                      9669.13          9669.13          9671.1
                            9678.39          9678.39          9707.56
                           10094.77         10094.77         10197.12
                           10673.82         10673.82         10818.11
SEP-95                     10827.5          10827.5          11030.9
                           11255.17         11255.17         11500.7
                           10997.08         10997.08         11295.55
                            11006.6          11006.6         11360.04
SEP-96                     11196.65         10996.65         11569.21
                           11522.84         11522.84         11916.41
                           11437.39         11437.39         11850.22
                           11828.98         11828.98         12286.73
SEP-97                     12164.5          12064.5          12696.38
                           12437.88         12437.88         13070.42
                           12616.61         12616.61         13272.1
                           12871.97         12871.97         13582.33
SEP-98                     13288            13288            14156.4

                         AVERAGE ANNUAL
                          TOTAL RETURN

                              ONE         THREE         SINCE
                             YEAR         YEAR        INCEPTION
GE Fixed Income               9.24%       7.06%        6.13%
GE Fixed Income w/load        6.24%       6.48%        6.13%
maximum load                  3.0%        2.0%         0.0%
LB Aggregate                 11.50%       8.67%        7.59%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS C

                           W/O LOAD        LB AGGR
FEB 22, 93                 10000            10000
                           10081.05         10041.8
                           10293.97         10307.89
SEP-93                     10524            10576.96
                           10521.85         10583.22
                           10249.59         10279.87
                           10159.39         10173.87
SEP-94                     10211.26         10235.87
                           10240.36         10274.46
                           10700.74         10792.61
                           11334.65         11449.87
SEP-95                     11519.5          11675.08
                           11996.49         12172.31
                           11743.72         11955.18
                           11765.79         12023.44
SEP-96                     11991.43         12244.82
                           12353.64         12612.3
                           12293.78         12542.24
                           12727.47         13004.24
SEP-97                     13124.17         13437.82
                           13433.3          13833.7
                           13651.43         14047.16
                           13965.06         14375.51
SEP-98                     14444            14983.1


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                  ONE           FIVE            SINCE
                                 YEAR           YEAR          INCEPTION
GE Fixed Income                 10.06%          6.54%            6.78%
LB Aggregate                    11.50%          7.21%            7.48%

                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:


                             CLASS D
                          W/O LOAD LB AGGR.

NOV 29, 93                      10000            10000
                                10043.77         10054.2
                                 9790             9766.01
                                 9709.77          9665.32
SEP-94                           9765.5           9724.21
                                 9799.5           9760.88
                                10246.42         10253.12
                                10859.91         10877.53
SEP-95                          11044.37         11091.48
                                11510.21         11563.86
                                11269.08         11357.58
                                11297.78         11422.43
SEP-96                          11521.71         11632.74
                                11887.32         11981.85
                                11828.12         11915.3
                                12264.5          12354.21
SEP-97                          12643.48         12766.11
                                12960.2          13142.2
                                13178.51         13344.99
                                13478.76         13656.93
SEP-98                          13950            14234.14

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                    ONE            THREE            SINCE
                                   YEAR            YEAR           INCEPTION
GE Fixed Income                    10.33%          8.10%            7.12%
LB Aggregate                       11.50%          8.67%            7.57%


Legend as Follows:

GE Fixed Income Fund
GE Fixed Income Fund w/load
LB Aggregate

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                              GE FIXED INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Cash & Other               0.1%
Corporate Notes           19.3%
Mortgage Backed           31.6%
U.S. Governments          49.0%



--------------------------------------------------------------------------------
                                     PRINCIPAL
                                        AMOUNT                VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 103.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 29.3%

U.S. Treasury Bonds
12.50%   08/15/14                        $   110,000      $    181,036
10.625%  08/15/15                            600,000           980,154(h)
8.125%   08/15/19                          2,509,000         3,436,929
6.125%   11/15/27                          3,177,000         3,662,477(h)
5.50%    08/15/28                            835,000           902,585
                                                             9,163,181
U.S. Treasury Notes
7.75%    12/31/99                          1,910,000         1,983,421(h)
5.50%    05/31/00                          3,851,000         3,915,966
5.375%   06/30/00                          3,390,000         3,444,037
5.125%   08/31/00                          1,144,000         1,160,256
5.375%   02/15/01                            135,000           138,059
6.25%    04/30/01                            788,000           823,586(h)
6.625%   07/31/01                          4,684,000         4,959,185
6.625%   03/31/02                          1,486,000         1,593,274
5.375%   06/30/03                            275,000           287,589
5.25%    08/15/03                          1,799,000         1,879,397
6.625%   05/15/07                            955,000         1,100,189
5.625%   05/15/08                          1,553,000         1,698,594
                                                            22,983,553
U.S. Treasury STRIPS
5.58%    08/15/11                          2,530,000         1,333,917 (d,f)
5.62%    02/15/12                          1,650,000           842,523 (d,f)
                                                             2,176,440
TOTAL U.S. TREASURIES
  (COST $32,847,825)                                        34,323,174

FEDERAL AGENCIES -- 19.7%

Federal Home Loan Bank
5.40%    10/01/98                        11,000,000         11,000,000(d)
5.62%    08/10/00                           700,000            710,829
6.22%    03/18/08                           330,000            346,035
5.75%    04/15/08                           850,000            898,611
                                                            12,955,475


--------------------------------------------------------------------------------
                                          PRINCIPAL
                                            AMOUNT              VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
5.60%    03/27/00                        $  715,000         $   723,601
5.67%    05/26/00                         1,420,000           1,440,405
5.56%    07/24/00                           600,000             608,346
5.38%    01/16/01                           895,000             907,029
5.625%   03/15/01                           500,000             512,030
6.41%    07/08/02                           370,000             391,042
5.75%    04/15/03                         1,735,000           1,809,813
6.99%    07/09/07                           945,000           1,014,250
6.00%    05/15/08                           765,000             824,762
6.16%    08/07/28                         1,025,000           1,094,598
                                                              9,325,876
Small Business Administration
6.55%    10/01/17 - 12/01/17                228,295             241,316
6.125%   01/10/18                           539,118             557,987
                                                                799,303
TOTAL FEDERAL AGENCIES
  (COST $22,669,175)                                         23,080,654

AGENCY MORTGAGE BACKED -- 26.2%

Federal Home Loan Mortgage Corp.
7.50%    06/01/10                           662,996             683,960
9.00%    12/01/16                           327,382             348,355
9.50%    04/01/21                            29,293              31,801(h)
8.00%    08/01/25 - 10/01/25                540,358             559,747
6.50%    12/01/27                           189,922             193,364
6.50%    04/01/28 - 07/01/28                891,215             907,363
                                                              2,724,590
Federal National Mortgage Assoc.
6.50%    01/01/04                            28,236              28,592
8.50%    04/01/17                            71,748              75,261(h)
7.00%    06/18/20                           231,737             233,547(b)
6.247%   03/25/21                           176,000             182,930
6.424%   12/25/23                           175,000             183,531
7.00%    10/01/27 - 11/01/27              2,230,670           2,298,625
6.50%    04/01/28 - 07/01/28              5,884,476           5,983,749
7.00%    07/01/28                           448,629             461,105
6.154%   11/01/35                         1,350,003           1,365,190(e)
6.139%   05/01/36                           482,251             487,676(e)
6.00%    TBA                              3,980,000           4,019,800(c)
6.50%    TBA                              1,889,612           1,920,599(c)
                                                             17,240,605
Federal National Mortgage Assoc. REMIC
7.623%   12/17/04                           163,173             173,933
6.225%   05/25/14                            61,825              63,332
6.42%    05/25/18                           132,000             138,352
                                                                375,617
Government National Mortgage Assoc.
7.00%    03/15/12                         1,617,692           1,667,727
7.50%    01/15/23 - 12/15/23              2,182,144           2,263,274
6.50%    02/15/24 - 04/15/24                649,932             665,362
6.50%    02/15/24                           471,114             482,298(b)
7.50%    01/15/28 - 03/15/28              1,201,140           1,246,183
6.50%    04/15/28                         1,784,070           1,823,641
7.00%    02/15/28 - 04/15/28                971,884           1,003,159
7.50%    TBA                              1,080,000           1,119,150(c)
                                                             10,270,794
TOTAL AGENCY MORTGAGE BACKED
  (COST $30,103,820)                                         30,611,606

----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                             AMOUNT             VALUE
--------------------------------------------------------------------------------


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Collateralized Mortgage Obligation Trust
6.82%    09/01/15                             $  50,816        $   47,878(d,f)
4.78%    11/01/18                                92,258            77,323(d,f)
                                                                  125,201
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                                52,546            55,124
6.50%    04/15/28 - 06/15/28                  1,479,000         1,522,663
                                                                1,577,787
Federal National Mortgage Assoc.
8.50%    03/01/17 - 04/01/17                    127,840            22,412(g)
8.50%    01/01/18                                15,393             2,699(g)
9.00%    05/25/22                               108,781            20,831(g)
8.50%    07/25/22                               195,510            35,979(g)
                                                                   81,921
Federal National Mortgage Assoc. REMIC
3.40%    07/25/20                               110,958           109,633(d,f)
8.00%    10/25/20                                89,666            95,802
3.58%    12/25/22                               106,998            95,321(d,f)
                                                                  300,756
TOTAL AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $2,046,976)                                             2,085,665

ASSET BACKED -- 0.5%

Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                32,388            32,763
Carco Auto Loan Master Trust
6.689%   08/15/04                               260,000           268,612
Fleetwood Credit Grantor Trust
6.40%    05/15/13                               100,410           103,892
Iroquois Trust
6.752%   06/25/07                               248,000           252,418(b)
TOTAL ASSET BACKED
  (COST $632,623)                                                 657,685

CORPORATE NOTES -- 19.3%

Abbey National PLC
7.35%    10/15/06                               145,000           160,612
6.70%    06/29/07                               530,000           512,113
Applied Materials Inc.
7.125%   10/15/17                               100,000            99,945
Arizona Public Service Co.
6.25%    01/15/05                               120,000           123,248
Atlantic City Electric Co.
6.19%    01/17/06                               305,000           316,932
Banco Hipotecario Nacional
8.00%    06/04/99                               250,000           225,000(b)
Bank Austria AG
7.25%    02/15/17                               250,000           255,130
Bank of Scotland
7.00%    11/20/07                               180,000           185,044(b)
Beckman Instruments Inc.
7.10%    03/04/03                               170,000           174,588
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                75,000            98,431
Bellsouth Telecomm Inc.
6.375%   06/01/28                               115,000           120,773
Black & Decker Holdings Inc.
7.05%    07/01/28                               160,000           163,398(b)
Boston University
7.625%   07/15/97                               325,000           386,435
Brascan Ltd.
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT              VALUE
--------------------------------------------------------------------------------

7.375%   10/01/02                             $ 120,000        $  125,164
Carnival Corp.
5.65%    10/15/00                               265,000           267,642
Circus Circus Enterprises Inc.
6.70%    11/15/03                               150,000           141,675
Cleveland Electric Co.
7.19%    07/01/00                                60,000            61,438
Columbia University Trustees
6.83%    12/15/20                               120,000           135,253
Conseco Inc.
6.40%    06/15/01                               305,000           307,284
6.80%    06/15/05                               250,000           253,308
8.70%    11/15/26                               160,000           166,534
Continental Cablevision Inc.
8.50%    09/15/01                               125,000           135,051
Corporacion Andina De Fomento
6.75%    03/15/05                               190,000           181,304
DDR Pass-Through Asset Trust
7.125%   03/15/02                               415,000           421,873(b)
Dow Chemical Co.
8.55%    10/15/09                               110,000           134,619
Empresa Nacional De Electricidad
8.125%   02/01/97                               100,000            73,038
Energy Group Overseas
7.375%   10/15/17                               180,000           183,836
Fairfax Financial Holdings Ltd.
7.375%   04/15/18                               165,000           160,926
Federated Department Stores Inc.
6.125%   09/01/01                                90,000            91,728
Felcor Suites Ltd.
7.375%   10/01/04                               100,000            96,100
First Security Capital
8.41%    12/15/26                                90,000           102,093
Ford Motor Credit Corp.
7.32%    05/23/02                               328,000           331,280
Fujian International Trust &
  Investment Corp.
7.375%   08/25/07                                65,000            33,996(b)
Goldman Sachs Group L.P.
6.20%    12/15/00                               195,000           200,464(b)
Gruma SA de C.V.
7.625%   10/15/07                               100,000            82,500
Guangdong International Trust &
  Investment Corp.
8.75%    10/24/16                                65,000            33,526(b)
Heritage Media Corp.
8.75%    02/15/01                               135,000           145,125
Household Finance Corp.
6.125%   07/15/02                               135,000           137,025
Hydro-Quebec
8.05%    07/07/24                                60,000            71,819
8.25%    04/15/26                               360,000           438,797
International Lease Finance Corp.
5.62%    02/01/00                               450,000           453,663
Israel Electric Corp. Ltd.
7.125%   07/15/05                                95,000            97,366(b)
8.10%    12/15/96                               240,000           245,098(b)
Korea Development Bank
7.125%   09/17/01                                50,000            43,650
6.625%   11/21/03                               135,000           104,586
Landeskreditbank Baden
7.875%   04/15/04                               160,000           181,595
Lasmo USA Inc.
6.75%    12/15/07                               170,000           168,169
LCI International Inc.
7.25%    06/15/07                               226,000           230,954
Lehman Brothers Holdings Inc.
6.90%    03/30/01                                55,000            55,019
7.50%    08/01/26                               205,000           208,085
8.05%    01/15/19                               100,000           100,750

----------
See Notes to Schedule of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

--------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Liberty Property Ltd. Partnership
7.50%    01/15/18                                $ 250,000       $  237,655
Loewen Group International Inc.
7.50%    04/15/01                                  285,000          270,394
Loewen Pass Through Asset Trust
6.70%    10/01/99                                  510,000          493,425(b)
Long Island Lighting
7.30%    07/15/99                                  130,000          131,309
MBNA Corp.
6.306%   04/22/03                                  200,000          207,154
MCI Communications Corp.
6.125%   04/15/02                                  300,000          307,521
Meditrust
7.114%   08/15/04                                  130,000          115,863
Merita Bank Ltd.
7.15%    09/11/02                                  145,000          149,185(b)
MIC Financing Trust
8.375%   02/01/27                                  160,000          168,200(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                                   90,000           97,425
Nabisco Inc.
6.70%    06/15/02                                1,000,000        1,021,350
6.125%   02/01/03                                  140,000          140,624
National Rural Utilities Cooperative
6.046%   04/15/03                                  115,000          119,207
National Westminster Bank PLC
7.75%    04/29/07                                  265,000          283,836
New Jersey Economic Development
  Authority
7.425%   02/15/29                                  115,000          136,663
News America Holdings Inc.
6.703%   05/21/04                                  200,000          208,256(b)
8.15%    10/17/36                                  100,000          111,344
Niagara Mohawk Power Corp.
9.50%    06/01/00                                  145,000          153,063
Norfolk Southern Corp.
7.90%    05/15/97                                  252,000          296,254
North Atlantic Energy Corp.
9.05%    06/01/02                                  145,000          151,073
NRG Energy Inc.
7.50%    06/15/07                                  140,000          150,500
NWCG Holding Corp.
5.29%    06/15/99                                  215,000          207,372(d)
Oryx Energy Co.
10.00%   06/15/99                                  150,000          154,268
9.50%    11/01/99                                  150,000          156,079
Paramount Communications Inc.
7.50%    01/15/02                                  125,000          130,915
Philip Morris Cos. Inc.
7.25%    09/15/01                                  120,000          125,693
7.20%    02/01/07                                  100,000          108,333
Reliance Industries Ltd.
10.50%   08/06/46                                   85,000           65,450(b)
Republic of Columbia
7.25%    02/15/03                                  100,000           90,966
Republic of Panama
7.875%   02/13/02                                  100,000           90,000(b)
Riggs Capital Trust
8.625%   12/31/26                                   90,000           95,009(b)
RJR Nabisco Inc.
8.00%    07/15/01                                  300,000          306,327
7.625%   09/15/03                                  105,000          104,065
St. George Funding Co.
8.485%   12/31/49                                  415,000          418,631(b)
Stop & Shop Cos. Inc.
9.75%    02/01/02                                   80,000           85,200
Sun Life Canada Capital Trust
8.526%   05/29/49                                  175,000          189,327(b)


--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT               VALUE
--------------------------------------------------------------------------------

Sunamerica Inc.
5.60%    07/31/97                                $ 485,000       $  410,480
Suntrust Bank Inc.
6.00%    01/15/08                                  120,000          124,330
TCI Communications Inc.
8.65%    09/15/04                                   70,000           80,757
Tele-Communications Inc.
9.25%    04/15/02                                  100,000          112,227
9.80%    02/01/12                                  165,000          220,557
Tenet Healthcare Corp.
7.875%   01/15/03                                  105,000          106,575
8.00%    01/15/05                                   40,000           40,600
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                                   75,000          101,393
Time Warner Inc.
4.90%    07/29/99                                  315,000          313,375(b)
6.10%    12/30/01                                  100,000          101,774(b)
Toledo Edison Co.
7.38%    03/31/00                                  250,000          256,455
Transamerica Capital
7.625%   11/15/37                                  105,000          111,300
Turner Broadcasting Systems Inc.
8.375%   07/01/13                                  160,000          182,062
Tyco International Group S.A.
6.25%    06/15/03                                  255,000          264,040
7.00%    06/15/28                                  135,000          141,253
United Illuminating Co.
6.25%    12/15/02                                   50,000           50,724
United Parcel Service Inc.
8.375%   04/01/30                                  200,000          254,662
US West Capital Funding Inc.
6.125%   07/15/02                                   55,000           56,834
6.875%   07/15/28                                   85,000           90,106
USA Waste Services Inc.
6.125%   07/15/01                                  500,000          509,445
USX Marathon Group
9.80%    07/01/01                                  120,000          131,648
8.125%   07/15/23                                  120,000          128,783
Viacom Inc.
7.75%    06/01/05                                  250,000          269,965
Washington Mutual Capital
8.375%   06/01/27                                  131,000          144,946
Waterford Funding Corp.
8.09%    01/02/17                                  400,000          443,572
Westdeutsche Landesbank
6.75%    06/15/05                                  200,000          213,618
Westinghouse Electric Corp.
8.875%   06/01/01                                   75,000           80,042
Williams Cos. Inc.
6.125%   02/15/02                                  235,000          238,551
Worldcom Inc.
6.125%   08/15/01                                  105,000          107,423
6.40%    08/15/05                                  165,000          174,111
8.875%   01/15/06                                  200,000          219,392
6.95%    08/15/28                                  125,000          131,695
Yale University Notes
7.375%   04/15/96                                  100,000          120,472
Zurich Capital Trust
8.376%   06/01/37                                  100,000          109,383(b)

TOTAL CORPORATE NOTES
  (COST $22,124,410)                                             22,544,468

NON-AGENCY MORTGAGE BACKED SECURITIES -- 5.4%

Amresco Commercial Mortgage
  Funding Corp.
6.73%    06/17/29                                  155,757          160,283
Asset Securitization Corp.
6.50%    12/14/02                                  115,624          118,875


----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                             PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------------

BHN Mortgage Trust
7.54%    04/30/07                           $ 113,609         $ 74,982(b)
7.916%   02/15/12                              62,493           42,495(b)
DLJ Mortgage Acceptance Corp.
6.41%    02/15/08                             462,000          481,635
6.65%    12/17/27                              58,145           59,835(b)
First Union Lehman Brothers Bank
6.28%    11/15/35                             565,947          583,633
GS Mortgage Securities Corp.
5.58%    07/13/30                             207,000          219,485(d)
Merrill Lynch Mortgage Investors Inc.
6.36%    11/15/26                             376,000          391,451
Mid State Trust
6.96%    07/01/25                              57,181           59,093
Morgan Stanley Capital Inc.
6.52%    01/15/08                             400,000          425,875
6.476%   10/15/10                             180,797          185,741(b)
6.86%    07/15/29                             229,841          242,770(b)
6.54%    07/15/30                             580,000          609,091
6.70%    10/03/30                              84,780           88,767
Salomon Brothers Mortgage Securities Inc.
7.00%    07/25/24                             394,182          386,344
Sawgrass Finance REMIC Trust
6.45%    01/20/06                             100,000          102,109
Structured Asset Securities Corp.
5.65%    09/25/99                              14,723           14,714(b)
6.256%   08/25/00                             979,244          967,922(b)
6.79%    11/01/27                             128,320          134,295
8.495%   04/25/27                             284,116          295,125
0.49%    02/25/28                           1,542,261           85,306(d,g)
Vornado Finance Corp.
6.36%    12/01/00                             572,000          583,261(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $6,232,822)                                          6,313,087

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

BlackRock Capital Financial
7.22%    11/25/28                             456,000          471,248
7.25%    11/25/28                             271,098          259,830
5.476%   11/25/38                             173,173          177,935
Residential Assets Securitization Trust
7.75%    04/25/27 - 06/25/27                  443,490          461,031
7.50%    08/25/27                             247,000          254,487

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $1,596,518)                                          1,624,531

TOTAL BONDS AND NOTES
  (COST $118,254,169)                                      121,240,870

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES           VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

CORPORATE PREFERRED

Banesto Holdings Ltd., 10.50%                   4,600     $    144,900(b)
Coastal Finance Corp., 8.375%                   2,000           49,500
New Plan Realty Trust, 8.625%                   4,151          200,286
News Corp. Ltd., 5.00%                          1,600          102,400(b)
Pinto Totta International
  Finance Ltd., 7.777%                            270          233,660(b)
Simon DeBartolo Group Inc., 7.89%               2,860          133,705
TCI Communications Inc., 10.00%.                4,800          131,101

TOTAL PREFERRED STOCK
  (COST $1,066,130)                                            995,552

TOTAL INVESTMENTS IN SECURITIES
  (COST $119,320,299)                                      122,236,422

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $414,526)                          414,526              414,526

                                                             NUMBER
                                        EXPIRATION DATE/       OF
                                        STRIKE PRICE        CONTRACTS    VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes                     Oct 98/110.09       (1,550)    (6,539)
U.S. Treasury Notes                     Oct 98/107.88         (835)    (9,785)
  (WRITTEN OPTION PREMIUM $(9,931))                                   (16,324)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds                    Oct 98/102.92        (1,600)        (0)
U.S. Treasury Notes                    Oct 98/107.01        (1,550)    (7,023)
U.S. Treasury Notes                    Oct 98/101.88          (835)      (131)
  (WRITTEN OPTION PREMIUM $(15,481))                                   (7,154)

OTHER ASSETS AND LIABILITIES,
  NET (4.8)%                                                       (5,627,576)
================================================================================
NET ASSETS -- 100%                                               $116,999,894
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

                      FIVE YEAR TREASURY NOTE YIELD HISTORY
                               10/1/97 -- 9/30/98

                             [LINE GRAPHIC OMITTED]
                              PLOT POINTS TO FOLLOW


                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek a high level of current income with safety of principal by investing primarily in obligations insured or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                        * LIPPER PERFORMANCE COMPARISON

                     Intermediate U.S. Government Peer Group

       Based on average annual total returns for the periods ended 9/30/98

                                  One         Three        Five           Ten
                                 Year         Year         Year          Year
  Number of Funds
  in peer group:                  129          107          69            20

  Peer group
  average annual
  total return:                 10.74%        7.58%       5.92%         8.04%

 Lipper categories in peer group: Intermediate U.S. Treasury,
                                  Intermediate U.S. Government

  * See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.


       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                             CLASS A

                        W/O LOAD          W/LOAD      LB GOVERNMENT

                       10000            10000            10000
9/93                    9903.09          9482.2          10038
                        9910.14          9488.96         10004.17
                        9609.14          9200.75          9702.89
                        9162.03          8772.64          9591.62
9/94                    9084.41          8698.33          9632.3
                        9060.13          8675.08          9666.84
                        9365.2           8967.18         10121.71
                        9842.12          9423.83         10749.7
9/95                    9978.59          9554.5          10939.25
                       10350.65          9910.75         11438.93
                       10155.47          9723.87         11180.35
                       10173.63          9741.25         11232.97
9/96                   10352.8           9912.81         11422.8
                       10646.56         10194.08         11756.09
                       10601.57         10151.01         11660.57
                       10981.84         10515.11         12063.83
9/97                   11329.33         10847.83         12467.87
                       11632.14         11137.77         12882.11
                       11788.54         11287.52         13076.55
                       12114.14         11599.29         13421.97
9/98                   12646            12109            14163.97

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                  ONE             FIVE             SINCE
                                 YEAR             YEAR           INCEPTION
GE Gov't Securities             11.61%            5.01%             4.75%
GE Gov't Securities
 w/load                          6.87%            4.10%             3.85%
(maximum load-4.25%)
LB Gov't                        13.60%            7.13%             7.11%


                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS

                        CLASS B (10 YR.)

                    W/O LOAD W/LOAD LB GOVERNMENT

9/88                  10000            10000            10000
9/89                  10920.3          10920.3          11112.89
9/90                  11889.15         11889.15         11884.76
9/91                  13518.99         13518.99         13724.14
9/92                  14894.9          14894.9          15497.96
9/93                  16052.28         16052.28         17215.19
9/94                  14608.99         14608.99         16519.41
9/95                  15962.84         15962.84         18760.83
9/96                  16416.08         16416.08         19590.14
9/97                  17964.52         17964.52         21382.43
9/98                  20050.38         20050.38         24291.25


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                   ONE          FIVE           TEN
                                  YEAR          YEAR          YEAR
GE Gov't Securities              10.99%         4.29%         7.21%
GE Gov't Securities
  w/load                          7.99%         4.14%         7.21%
maximum load                       3.0%          1.0%          0.0%
LB Gov't                         13.60%         7.13%         9.28%


                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS

                 CLASS C INCEPTION DATE 10/27/97

                   W/O LOAD      LB GOVERNMENT
                   10000            10000
 10/97             10016.45         10037
 11/97             10046.04         10088.19
 12/97             10137.96         10194.11
 1/98              10279.85         10347.03
 2/98              10255.23         10319.09
 3/98              10269.55         10347.98
 4/98              10287.57         10394.55
 5/98              10404.81         10501.61
 6/98              10537.96         10621.33
 7/98              10548.62         10637.26
 8/98              10759.64         10913.83
 9/98              11000.66         11208.51

                        AGGREGATE ANNUAL
                          TOTAL RETURN


                                         SINCE
                                       INCEPTION
GE Gov't Securities                     10.01%
LB Gov't                                12.09%


Legend as Follows:

GE Government Securities Fund
GE Government Securities Fund w/load
LB Gov't

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                          GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Cash & Other               4.1%
CMOs                       5.7%
Corporate Notes            7.0%
U.S. Governments          83.2%

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT              VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.8%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 19.7%

U.S. Treasury Bonds
11.875%  11/15/03                   $12,500,000        $ 16,710,875
8.125%   08/15/19                     2,450,000           3,356,108
6.125%   11/15/27                    40,460,000          46,642,693(l)
5.50%    08/15/28                     3,800,000           4,107,572(l)
                                                         70,817,248
U.S. Treasury Notes
5.375%   06/30/00                    11,619,000          11,804,207
5.50%    03/31/03                     1,310,000           1,373,862
                                                         13,178,069
TOTAL U.S. TREASURIES
  (COST $78,198,935)                                     83,995,317

FEDERAL AGENCIES -- 42.0%

Federal National Mortgage Assoc.
11.875%  05/19/00                    29,000,000          32,207,980
5.56%    07/24/00                     1,335,000           1,353,570
12.00%   11/13/00                    40,000,000          45,768,800(h)
6.16%    08/07/28                    14,800,000          15,804,920
                                                         95,135,270
Financing Corp.
10.70%   10/06/17                    28,165,000          45,446,763(h)
9.65%    11/02/18                     2,020,000           3,033,151
                                                         48,479,914
Small Business Administration
8.15%    02/01/15                     1,711,861           1,915,680
8.10%    03/01/15                     8,350,637           9,334,446
7.60%    05/01/16                     3,647,624           4,022,646
7.55%    06/01/16                     7,729,753           8,512,390
7.70%    07/01/16                     5,398,648           5,994,186
7.15%    03/01/17                     4,668,481           5,074,055
                                                         34,853,403
TOTAL FEDERAL AGENCIES
  (COST $168,613,371)                                   178,468,587

AGENCY MORTGAGE BACKED -- 21.5%

Federal Home Loan Mortgage Corp.
7.50%    02/01/07                        90,932              93,830
7.50%    02/01/09 - 09/01/09            173,991             179,409
7.50%    06/01/10 - 12/01/10          5,872,134           6,053,359


--------------------------------------------------------------------------------
                                     PRINCIPAL
                                        AMOUNT             VALUE
--------------------------------------------------------------------------------

7.50%   02/01/11 - 11/01/11          $5,387,381         $ 5,552,476
7.50%   01/01/12 - 07/01/12           4,950,168           5,100,906
9.00%   12/01/14                      1,916,797           2,020,553
6.50%   08/01/25 - 12/01/25           7,604,202           7,749,237
6.50%   01/01/26                      2,339,439           2,384,754
7.00%   12/01/26                         20,481              21,025
7.00%   01/01/27                      1,219,574           1,251,966
6.50%   02/01/27                        828,894             843,914
7.50%   10/01/27                         23,126              23,787(h)
                                                         31,275,216
Federal National Mortgage Assoc.
9.00%   05/01/21 - 07/01/21           1,765,821           1,875,071
7.00%   10/01/27 - 12/01/27           9,760,502          10,077,718
                                                         11,952,789
Government National Mortgage Assoc.
7.00%   03/15/12                      4,610,421           4,753,022
9.00%   05/15/13                        232,471             249,491
9.50%   05/15/16 - 12/15/16             209,235             225,971
9.50%   06/15/17 - 12/15/17           1,622,399           1,752,175
8.50%   05/15/21                         87,692              92,952
8.50%   10/15/22                         10,425              11,031
8.50%   03/15/23                        483,223             510,703
6.50%   05/15/23 - 12/15/23           4,618,135           4,729,247
6.50%   01/15/24 - 04/15/24           3,676,464           3,763,743
7.00%   08/15/25 - 10/15/25          12,648,838          13,059,927
7.00%   04/15/26                      2,286,436           2,360,014
7.50%   05/15/27                        165,162             171,200
7.50%   TBA                          15,800,000          16,372,750(c)
                                                         48,052,226
TOTAL AGENCY MORTGAGE BACKED
  (COST $88,272,594)                                     91,280,231

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%

Federal National Mortgage Assoc. REMIC
3.50%   10/25/21                    14,200,000           12,935,206
5.00%   01/25/23                     2,436,574            2,425,585

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $13,691,889)                                     15,360,791

CORPORATE NOTES -- 7.0%

Abbey National PLC
7.35%   10/15/06                     2,500,000            2,769,175
Bank Austria AG
7.25%   02/15/17                     2,500,000            2,551,300
Continental Cablevision Inc.
8.30%   05/15/06                     2,500,000            2,827,775
Hydro-Quebec
8.25%   04/15/26                     2,500,000            3,047,200
Korea Development Bank
7.125%   09/17/01                    2,500,000            2,182,525
Merita Bank Ltd.
7.15%   09/11/02                     2,500,000            2,572,150(b)
National Westminster Bank PLC
7.75%   04/29/07                     2,500,000            2,677,700
Philip Morris Cos. Inc.
7.20%   02/01/07                     2,500,000            2,708,325
Sun Life Canada Capital Trust
8.526%   05/29/49                    2,500,000            2,704,675(b)
Tele-Communications Inc.
9.25%   04/15/02                     2,500,000            2,805,675
Washington Mutual Capital
8.375%  06/01/27                     2,500,000            2,766,150

TOTAL CORPORATE NOTES
  (COST $28,884,775)                                      29,612,650

----------

See Notes to Schedule of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT               VALUE
--------------------------------------------------------------------------------


NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.9%

BHN Mortgage Trust
7.916%   02/15/12                              $  781,156        $  531,187(b)
DLJ Mortgage Acceptance Corp.
6.99%    02/15/05                                 862,586           879,029(b)
Structured Asset Securities Corp.
6.256%   08/25/00                               6,925,284         6,845,211(b)

TOTAL NON-AGENCY MORTGAGE BACKED
  SECURITIES
  (COST $8,552,573)                                               8,255,427

NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS -- 2.1%

Norwest Asset Securities Corp.
7.25%    12/25/27                               3,355,749         3,405,036
NYC Mortgage Loan Trust
6.75%    06/25/06                               5,373,214         5,579,747(b)

TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (COST $8,605,406)                                               8,984,783

TOTAL INVESTMENTS IN SECURITIES
  (COST $394,819,543)                                           415,957,786

                                              NUMBER
                                                OF
                                              SHARES                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $53,673,074)                           53,673,074        53,673,074


                                                  NUMBER
                            EXPIRATION DATE/       OF
                              STRIKE PRICE      CONTRACTS         VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes            Oct 98/107.88      (3,800)        (44,531)
   (WRITTEN OPTION PREMIUM $(15,437))                            (44,531)
--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond            Oct 98/102.92       (7,300)              0
U.S. Treasury Notes           Oct 98/101.88       (3,800)           (594)
 (WRITTEN OPTION PREMIUM $(38,547))                                 (594)

OTHER ASSETS AND LIABILITIES,
  NET (10.4%)                                                (44,397,842)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                          $425,187,893
================================================================================


----------
See Notes to Schedule of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                      TWO YEAR TREASURY NOTE YIELD HISTORY
                               10/1/97 -- 9/30/98

                             [LINE GRAPHIC OMITTED]
                              PLOT POINTS TO FOLLOW

                              High           5.78%
                              Low            4.58%
                              Avg.           5.46%

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in short-term U.S. Government Securities.

                         * LIPPER PERFORMANCE COMPARISON

                   Short-Term U.S. Government Bond Peer Group

       Based on average annual total returns for the periods ended 9/30/98

                                         One             Three
                                        Year             Year
  Number of Funds
  in peer group:                         201              154

  Peer group average
  annual total return:                  7.69%            6.41%

 Lipper categories in peer
  group: Short-Term U.S. Treasury, Short U.S. Government,
  Short-Intermediate U.S. Government

  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.


       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------

                         CLASS A SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98

                CLASS A W/O LOAD        WITH LOAD             LB 1-3

3/2/94            10000                 10000               10000
3/31/94           9942.3                 9693.74             9949
6/30/94           9939.96                9691.46             9949.88
9/1/94           10039.62                9788.63            10049.39
12/30/94         10046.85                9795.68            10049.26
3/31/95          10323.98               10065.88            10382.28
6/30/95          10642.26               10376.2             10711.33
9/1/95           10790.1                10520.35            10871.71
12/30/95         11023.38               10747.79            11138.03
3/30/96          11046.68               10770.51            11181.07
6/30/96          11135.85               10857.45            11298.75
9/96             11289.72               11007.48            11488.39
12/30/96         11499.44               11211.95            11706.52
3/31/97          11580.09               11290.59            11781.51
6/30/97          11791.65               11496.86            12043.8
9/30/97          12001.3                11701.26            12279.88
12/30/97         12169.37               11865.13            12484.77
3/31/98          12332.21               12023.9             12665.17
6/30/98          12474.3                12162.44            12858.66
9/30/98          12854                  12530               13253.24

                         AVERAGE ANNUAL
                          TOTAL RETURN



                               ONE          THREE           SINCE
                              YEAR          YEAR           INCEPTION

GE Short Term Gov't           7.10%          6.01%          5.63%
GE Short Term Gov't w/load    4.46%          5.10%          5.04%
  (maximum load-2.5%)
LB 1-3 Yr.                    7.93%          6.83%          6.34%


                         CLASS B SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS B

               QUARTERLY W/O LOAD        WITH LOAD          LB 1-3

3/2/94             10000                  10000             10000
3/31/94             9939.3                 9939.3            9949
6/30/94            9936.92                 9936.92           9949.88
9/30/94           10019.58                10019.58          10049.39
12/31/94          10017.76                10017.76          10049.26
3/31/95           10285.38                10285.38          10382.28
6/30/95           10593.6                 10593.6           10711.33
9/30/95           10722.29                10722.29          10871.71
12/31/95          10944.67                10944.67          11138.03
3/30/96           10958.27                10958.27          11181.07
6/30/96           11037.1                 11037.1           11298.75
9/1/96            11189.26                11189.26          11488.39
12/31/96          11377.44                11377.44          11706.52
3/30/97           11447.24                11447.24          11781.51
6/30/97           11656.1                 11656.1           12043.8
9/30/97           11842.93                11742.93          12279.88
12/30/97          11998.26                11998.26          12484.77
3/30/98           12148.34                12148.34          12665.17
6/30/98           12288.55                12288.55          12858.66
9/30/98           12652                   12652             13253.24

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                  ONE            THREE          SINCE
                                 YEAR            YEAR           INCEPTION

GE Short Term Gov't              6.83%            5.67%          5.27%

GE Short Term Gov't w/load       3.83%            5.07%          5.27%

maximum load                      3.0%             2.0%           0.0%

LB 1-3 Yr.                       7.93%            6.83%          6.34%

                         CLASS C SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS C

                    QUARTERLY W/O LOAD          LB 1-3

3/2/94                 10000                  10000
3/31/94                 9942.8                 9949
6/30/94                 9955.14                9949.88
9/1/94                 10052.77               10049.39
12/31/94               10074.78               10049.26
3/31/95                10359.1                10382.28
6/30/95                10684.97               10711.33
9/30/95                10831.26               10871.71
12/31/95               11081.52               11138.03
3/30/96                11102.52               11181.07
6/30/96                11208.51               11298.75
9/30/96                11370.47               11488.39
12/31/96               11588.85               11706.52
3/30/97                11667.42               11781.51
6/30/97                11898.02               12043.8
9/30/97                12117.11               12279.88
12/30/97               12294.69               12484.77
3/30/98                12455.99               12665.17
6/30/98                12616.79               12858.66
9/30/98                13009                  13253.24


                         AVERAGE ANNUAL
                          TOTAL RETURN


                            ONE           THREE           SINCE
                           YEAR           YEAR          INCEPTION

GE Short Term Gov't        7.36%          6.30%            5.91%

LB 1-3 Yr.                 7.93%          6.83%            6.34%

                         CLASS D SHARES

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                             CLASS D

                    QUARTERLY W/O LOAD        LB 1-3

3/2/94                10000                 10000
3/31/94                9946.3                9949
6/30/94                9964.81               9949.88
9/94                  10068.86              10049.39
12/30/94              10088.45              10049.26
3/31/95               10379.78              10382.28
6/30/95               10712.87              10711.33
9/95                  10866.25              10871.71
12/30/95              11124.38              11138.03
3/30/96               11152.31              11181.07
6/30/96               11265.73              11298.75
9/96                  11435.67              11488.39
12/30/96              11662.73              11706.52
3/30/97               11748.92              11781.51
6/30/97               11988.6               12043.8
9/30/97               12217.07              12279.88
12/30/97              12403.82              12484.77
3/30/98               12574.67              12665.17
6/30/98               12747.06              12858.66
9/30/98               13151                 13253.24

                         AVERAGE ANNUAL
                          TOTAL RETURN


                                    ONE             THREE            SINCE
                                   YEAR             YEAR            INCEPTION

GE Short Term Gov't                7.65%            6.57%             6.16%

LB 1-3 Yr.                         7.93%            6.83%             6.34%


Legend as Follows:

GE Short-Term Fund
GE Short-Term Fund w/load
LB 1-3 Yr.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                          GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Cash & Other               1.8%
Asset Backed               5.3%
Mortgage Backed            5.3%
Corporate Notes            5.9%
U.S. Governments          81.7%

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 98.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 40.4%

U.S. Treasury Notes
5.88%    08/31/99                                 $  334,000      $  337,758
5.50%    05/31/00                                    490,000         498,266
5.38%    01/31/00 - 07/31/00                       2,630,000       2,669,445
5.75%    11/15/00                                  5,655,000       5,809,608(h)
5.38%    02/15/01                                    200,000         204,532
6.63%    07/31/01                                    235,000         248,806
5.88%    09/30/02                                  1,050,000       1,107,750
5.75%    11/30/02                                    215,000         226,186

TOTAL U.S. TREASURIES
  (COST $10,896,661)                                              11,102,351

FEDERAL AGENCIES -- 28.9%

Federal Home Loan Bank
5.40%    10/01/98                                    300,000        300,000(d)

Federal National Mortgage Assoc.
5.60%    03/27/00                                  2,500,000      2,530,075
5.67%    05/26/00                                    465,000        471,682
5.56%    07/24/00                                  1,110,000      1,125,440
5.38%    01/16/01                                    675,000        684,072
5.63%    03/15/01                                  2,745,000      2,811,045
                                                                  7,622,314
TOTAL FEDERAL AGENCIES
  (COST $7,788,741)                                               7,922,314

AGENCY MORTGAGE BACKED -- 11.7%

Federal Home Loan Mortgage Corp.
8.00%    08/01/03                                    187,969        191,751
6.00%    12/01/08                                     62,487         63,047(h)
                                                                    254,798
Federal National Mortgage Assoc.
6.59%    03/25/02                                    434,775        442,791
6.88%    11/17/02                                     85,613         87,566
9.00%    08/01/10                                    239,748        252,369
4.56%    10/17/16                                  1,800,000         82,116(d,g)
7.00%    06/18/20                                     49,376         49,761(b)
                                                                    914,603


--------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc. REMIC
6.23%    05/25/14                                   $199,434      $  204,296

Government National Mortgage Assoc.
6.52%    09/17/04                                    182,835         186,491
5.93%    05/17/06                                    236,847         240,621
9.00%    08/15/09 - 12/15/09                         648,805         701,133
9.50%    12/15/09                                    666,921         716,431
                                                                   1,844,676
TOTAL AGENCY MORTGAGE BACKED
  (COST $3,194,896)                                                3,218,373

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Federal Home Loan Mortgage Corp.
6.25%    09/15/18                                    150,000        151,593

Federal Home Loan Mortgage Corp.
  REMIC
1.00%    09/15/05                                        140          1,254(d,g)
1.00%    07/15/06                                        263          4,167(d,g)
                                                                      5,421
Federal National Mortgage Assoc. REMIC
4.67%    11/25/06                                     25,620         24,894(d,f)

TOTAL AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $178,252)                                                   181,908

ASSET BACKED -- 5.3%

Capital Asset Research Funding L.P.
6.40%    03/15/02                                     67,379         67,884
Carco Auto Loan Master Trust
6.69%    08/15/04                                     54,000         55,789
Chemical Master Credit Card Trust I
5.55%    09/15/03                                    350,000        353,279
Discover Card Master Trust I
5.80%    09/16/03                                    200,000        202,936
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                    119,004        123,132
Ford Motor Credit Corp.
4.95%    10/15/01                                    260,000        262,519(d)
Lehman FHA Title I Loan Trust
7.30%    05/25/17                                     41,146         41,596
Premier Auto Trust
5.21%    01/06/02                                     33,000         33,825
5.38%    01/06/02                                    250,000        252,343(d)
Provident Bank Home Equity
  Loan Trust
6.72%    01/25/13                                     52,381         54,114

TOTAL ASSET BACKED
  (COST $1,423,044)                                                1,447,417

CORPORATE NOTES -- 5.9%

Carnival Corp.
5.65%    10/15/00                                    125,000        126,246
Conseco Inc.
6.40%    06/15/01                                     40,000         40,300
Federated Department Stores Inc.
6.13%    09/01/01                                    100,000        101,920
Fleet Credit Card LLC
6.45%    10/30/00                                    250,000        256,090
Ford Motor Credit Corp.
7.32%    05/23/02                                    150,000        151,500
General Motors Acceptance Corp.
8.38%    01/19/99                                    100,000        100,815
Goldman Sachs Group L.P.
6.20%    12/15/00                                    100,000        102,802(b)

----------
See Notes to Schedule of Investments and Financial Statements.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                             AMOUNT             VALUE
--------------------------------------------------------------------------------

National City Capital Trust
6.75%    06/01/99                          $150,000         $  151,500
NWCG Holding Corp.
5.29%    06/15/99                           135,000            130,210(d)
Republic of Columbia
8.75%    10/06/99                            50,000             47,750
USA Waste Services Inc.
6.13%    07/15/01                           100,000            101,889
Vastar Resources Inc.
6.00%    04/20/00                           100,000            101,042
Woolworth Corp.
7.00%    06/01/00                           150,000            150,111
Worldcom Inc.
6.13%    08/15/01                            50,000             51,153

TOTAL CORPORATE NOTES
  (COST $1,597,621)                                          1,613,328

NON-AGENCY MORTGAGE BACKED SECURITIES -- 5.3%

Asset Securitization Corp.
6.50%    12/14/02                           190,334            195,687
BlackRock Capital Finance
7.05%    12/25/08                           516,109            518,045
DLJ Mortgage Acceptance Corp.
5.91%    02/08/00                           214,945            214,676(b)
GS Mortgage Securities Corp.
6.94%    07/13/30                           148,582            153,318
Salomon Brothers Mortgage
  Securities Inc.
6.47%    01/20/28                           188,921            192,579
Structured Asset Securities Corp.
6.75%    06/25/30                           173,752            172,883(b)

TOTAL NON-AGENCY MORTGAGE
  BACKED SECURITIES
  (COST $1,438,756)                                          1,447,188

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

Salomon Brothers Mortgage Securities Inc.
8.13%    11/01/12
  (COST $27,169)                              26,370            26,716

TOTAL INVESTMENTS IN SECURITIES
  (COST $26,545,140)                                        26,959,595

                                               NUMBER
                                                 OF
                                               SHARES              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $225,282)                             225,282             225,282

OTHER ASSETS AND LIABILITIES,
  NET 0.9%                                                        256,725
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                            $27,441,602
================================================================================



----------
See Notes to Schedule of Investments and Financial Statements.

                                                            GE MONEY MARKET FUND
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.

                         * LIPPER PERFORMANCE COMPARISON

                             Money Market Peer Group

       Based on average annual total returns for the periods ended 9/30/98

                                        One             Three            Five
                                       Year             Year             Year
  Number of Funds
  in peer group:                        303             264              193

  Peer group average
  total return:                        4.93%           4.91%           4.66%

  Lipper categories
  in peer group: Money Market


  *See Notes to Performance for explanation of peer categories

                          SEE NOTES TO PERFORMANCE.
                      PAST PERFORMANCE IS NO GUARANTEE
                             OF FUTURE RESULTS.


                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                      [LINE GRAPH OMITTED]
                     PLOT POINTS AS FOLLOWS:

                              9/98
                  GE MONEY MARKET 90 DAY T-BILL
                     FEB 22, 93 10000 10000

2/22/93                                  10000            10000
                                         10028.72         10024.74
                                         10094.88         10099.91
9/93                                     10164.21         10176.55
                                         10236.25         10255.35
                                         10307.06         10339.42
                                         10392.39         10443.81
9/94                                     10500.2         10562.06
                                         10627.61         10702.77
                                         10778.38         10857.68
                                         10928.54          11011.2
9/95                                     11079.32         11160.37
                                         11227.98         11308.52
                                         11369.71         11449.21
                                         11509.01         11594.04
9/96                                     11653.48         11743.11
                                         11800.27         11890.81
                                         11944.97         12042.37
                                         12096.32         12195.67
9/97                                     12252.89         12350.52
                                         12412.02         12508.93
                                         12570.34         12668.16
                                         12730.09         12825.77
9/98                                     12894            12977.48

                         AVERAGE ANNUAL
                          TOTAL RETURN

                                     ONE            FIVE            SINCE
                                    YEAR            YEAR          INCEPTION

GE Money Market                     5.23%          4.87%            4.64%
90 Day T-Bill                       5.08%          4.98%            4.76%

Legend as Follows:

GE Money Market Fund
90 Day T-Bill

                                   FUND YIELD
--------------------------------------------------------------------------------
                             FUND        IBC MONEY FUND

 7 day current               5.05%+         4.93%
 7 day effective             5.18%          5.05%

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

AN INVESTMENT IN THE GE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE GE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

+ The seven day yield, rather than the total return, more closely reflects the current earnings of the GE Money Market Fund at September 30, 1998.

[Line Graphic of Money Omitted]

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                              GE MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

Commercial Paper                          28.3%
Certificates of Deposit & Other           35.5%
U.S. Government                           36.2%


--------------------------------------------------------------------------------
                                        PRINCIPAL
                                           AMOUNT              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS --  98.5%
--------------------------------------------------------------------------------

U.S. GOVERNMENT (d) -- 36.2%

Federal Agricultural Mortgage Corp.
5.40%    11/04/98                            $5,000,000         $ 4,974,500
Federal Farm Credit Bank
5.45%    10/08/98                               300,000             299,682
Federal Home Loan Bank
5.07%    03/19/99                             6,000,000           5,857,195
Federal Home Loan Mortgage Corp.
5.45%    10/09/98                             5,600,000           5,593,214
5.42%    10/16/98-11/06/98                   10,840,000          10,790,898
                                                                 16,384,112

Federal National Mortgage Assoc.
5.36%    10/08/98                             4,200,000           4,195,623
5.43%    10/16/98-10/23/99                   13,600,000          13,556,482
5.41%    11/30/98                             4,500,000           4,459,448
5.11%    03/19/99                             6,000,000           5,856,208
                                                                 28,067,761

TOTAL U.S. GOVERNMENT
  (COST $55,583,250)                                             55,583,250

COMMERCIAL PAPER -- 28.3%

Abbey National PLC
5.48%    11/30/98                              5,430,000          5,380,406
Associates Corp. of North America
5.48%    10/22/98                              5,400,000          5,382,738
Bank of Montreal
5.49%    10/30/98                              5,400,000          5,376,119
Citicorp
5.75%    10/01/98                              6,300,000          6,300,000
Halifax Building Society
5.475%   10/01/98                              5,430,000          5,430,000
Morgan (J.P.) & Co. Inc.
5.51%    10/02/98                              6,000,000          5,999,075
Morgan Stanley Group Inc.
5.49%    10/22/98                              4,080,000          4,066,934
UBS Finance Delaware Inc.
5.49%    10/13/98                              5,580,000          5,569,788

TOTAL COMMERCIAL PAPER
  (COST $43,505,060)                                             43,505,060

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT              VALUE
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 13.1%

Bayerische Hypotheken
5.54%    10/13/98                            $5,400,000         $ 5,400,000
Canadian Imperial
5.55%    10/06/98                             1,000,000           1,000,000
5.56%    10/15/98                             2,870,000           2,870,000
Deutsche Bank AG
5.56%    10/30/98                             5,500,000           5,500,000
Dresdner Bank AG
5.56%    10/09/98                             5,430,000           5,430,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
  (COST $20,200,000)                                             20,200,000

TIME DEPOSITS -- 17.4%

Bank of Nova Scotia
5.813%   10/01/98                             6,300,000           6,300,000
5.438%   10/02/98                             7,300,000           7,300,000
Bayerische Vereinsbank AG
5.813%   10/01/98                             6,490,000           6,490,000
Rabobank
5.75%    10/01/98                             6,300,000           6,300,000
State Street Cayman Islands
5.625%   10/01/98                               343,317             343,317

TOTAL TIME DEPOSITS
  (COST $26,733,317)                                             26,733,317

BANKER'S ACCEPTANCE NOTE -- 3.5%

First Union Corp.
  (COST $5,400,000)                           5,400,000           5,400,000

TOTAL SHORT-TERM INVESTMENTS
  (COST $151,421,627)                                           151,421,627

OTHER ASSETS AND LIABILITIES,
  NET 1.5%                                                        2,243,671
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                             $153,665,298
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Funds' one-year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the sales charge and also assuming the reduction of the returns by the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the year ended September 30, 1998, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class C or D shares, performance data relating to the Class C and D shares of GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 1998. GE Government Securities Fund did not offer Class D shares during the annual period ended September 30, 1998, therefore no performance data is shown for Class D shares of this fund.

Shares of the GE Government Securities Fund and GE Short-Term Government Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Investment Management Incorporated ("GEIM") currently waives certain fees. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), the S&P 400 Mid-Cap Composite Price Index of 400 (S&P Mid-Cap 400 Index), the S&P/Barra Composite Index of 500 value stocks (S&P/Barra 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3yr.), the Lehman Brothers 10-Year General Obligation Municipal Bond Index (LB 10yr. GO Muni Bond) and the Lehman Brothers Government Bond Index (LB Gov't) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P/Barra 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. MSCI World Index is a composite of 1,559 stocks in companies from 23 countries representing the European, Pacific Basin and American regions. MSCI EAFE Index is a composite of 1,100 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The LB 10yr. GO Muni Bond Index is comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue must be at least $50 million. The LB Gov't Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. A number of the broad market returns are not available for the funds' commencement of investment operations through September 30, 1998. In instances where the inception date was not at the beginning of the month, broad market index returns are calculated from the month end nearest to some of the funds' inception dates. The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 887 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to $204,737, $194,186, $3,973,768, $7,628,723, $19,111,999 and
     $540,122 or 0.5%, 0.4%, 2.7%, 6.5%, 4.5% and 2.0% of net assets for the GE
     International Equity, GE Global Equity, GE Strategic Investment, GE Fixed Income, GE Government Securities and GE Short-Term Government Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at September 30, 1998.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying U.S. Treasury or pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At September 30, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 1998 (as a percentage of net assets) as follows:

               AMBAC         8.5%
               MBIA         10.6%

(l)  All or a portion of security out on loan.

(m) Rights - Samsung Display Devices Co. rights expire 10/15/98 and Societe Europeene de Communicion rights were exchanged for acceptance shares, which will convert to SEC Series A ADS and SEC Series B ADS upon their U.S. listing date.


ABBREVIATIONS:

ADR    --  American Depositary Receipt

AMBAC  --  AMBAC Indemnity Corporation

FGIC   --  Financial Guarantee Insurance Corporation

GDR    --  Global Depository Receipt

G.O.   --  General Obligation

MBIA   --  Municipal Bond Investors Assurance Corporation

Regd.  --  Registered

REMIC  --  Real Estate Mortgage Investment Conduit

SDR    --  Special Drawing Rights

STRIPS --  Separate Trading of Registered Interest and Principal of Securities

VRDN   --  Variable Rate Demand Note

                                                            FINANCIAL HIGHLIGHTS

   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                     GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                                 CLASS B

                                9/30/98(b)  9/30/97  9/30/96(b)  9/30/95  9/30/94  9/30/98(b)  9/30/97  9/30/96(b)  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                        --         --        --        --    3/2/94     --         --        --        --      3/2/94
Net asset value,
  beginning of period              $20.26     $17.65    $15.87    $15.18   $15.00   $20.02     $17.47    $15.77    $15.13    $15.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)       0.04       0.01      0.07      0.09     0.06    (0.05)     (0.06)     0.05      0.01      0.00
  Net realized and unrealized
   gains (losses) on investments    (1.58)      3.16      1.74      0.64     0.12    (1.55)      3.11      1.65      0.64      0.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT OPERATIONS        (1.54)      3.17      1.81      0.73     0.18    (1.60)      3.05      1.70      0.65      0.13
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.00       0.06      0.03      0.04     0.00     0.00       0.00      0.00      0.01      0.00
  Net realized gains                 3.74       0.50      0.00      0.00     0.00     3.74       0.50      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  3.74       0.56      0.03      0.04     0.00     3.74       0.50      0.00      0.01      0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $14.98     $20.26    $17.65    $15.87   $15.18   $14.68     $20.02    $17.47    $15.77    $15.13
====================================================================================================================================

TOTAL RETURN (a)                   (8.93%)    18.41%    11.39%     4.87%    1.20%   (9.39%)    17.86%    10.78%      4.33%     0.87

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (in thousands)                  $16,805    $17,270    $8,462    $3,948      $25     $948       $455      $272       $57       $34
  Ratios to average net assets:
   Net investment income (loss)*    0.22%      0.20%     0.43%     1.28%    1.01%   (0.26%)    (0.30%)    0.28%     0.10%     0.47%
   Net expenses*                    1.60%      1.60%     1.59%     1.60%    1.60%    2.10%      2.10%     2.10%     2.10%     2.10%
   Gross expenses*                  1.61%      1.60%     1.66%     1.95%    1.93%    2.59%      4.12%     3.50%     3.50%     2.43%
  Portfolio turnover rate             93%        51%       36%       27%       6%      93%        51%       36%       27%        6%
------------------------------------------------------------------------------------------------------------------------------------

                                                         CLASS C                                        CLASS D

                         9/30/98(B)   9/30/97   9/30/96(B)   9/30/95   9/30/94    9/30/98(B)  9/30/97  9/30/96(B)  9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE              --           --         --         --       3/2/94        --        --         --         --      3/2/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period      $20.36      $17.65     $15.88     $15.19     $15.00      $20.43    $17.76     $15.94     $15.22    $15.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income        0.09        0.05       0.11       0.12       0.00        0.01      0.13       0.17       0.12      0.10
  Net realized and
   unrealized gains
   (losses) on
   investments              (1.60)       3.19       1.72       0.65       0.19       (1.46)     3.18       1.73       0.70      0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS     (1.51)       3.24       1.83       0.77       0.19       (1.45)     3.31       1.90       0.82      0.22
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income      0.00        0.03       0.06       0.08       0.00        0.06      0.14       0.08       0.10      0.00
  Net realized gains         3.74        0.50       0.00       0.00       0.00        3.74      0.50       0.00       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS          3.74        0.53       0.06       0.08       0.00        3.80      0.64       0.08       0.10      0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD            $15.11      $20.36     $17.65     $15.88     $15.19      $15.18    $20.43     $17.76     $15.94    $15.22
====================================================================================================================================

TOTAL RETURN (a)           (8.71%)     18.79%     11.54%      5.16%      1.27%      (8.34%)   19.16%     11.97%      5.45%     1.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)          $6,114      $6,152     $3,230     $1,262       $481     $15,367   $75,098    $63,225    $32,907   $26,460
  Ratios to average
   net assets:
   Net investment income*   0.50%       0.45%      0.68%      0.83%      0.66%       0.08%     0.76%      0.99%      0.97%     1.52%
   Net expenses*            1.35%       1.35%      1.35%      1.35%      1.35%       1.04%     1.01%      1.03%      1.07%     1.10%
   Gross expenses*          1.42%       1.58%      1.96%      2.75%      1.68%       1.06%     1.01%      1.03%      1.18%     1.43%
  Portfolio turnover rate     93%         51%        36%        27%         6%         93%       51%        36%        27%        6%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                              GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A                                      CLASS B

                                 9/30/98(b)  9/30/97   9/30/96  9/30/95  9/30/94(c) 9/30/98(b)  9/30/97  9/30/96  9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                        --        --        --        --    12/22/93       --        --        --      --    12/22/93
Net asset value,
  beginning of period              $24.61    $22.01    $20.18    $19.34     $18.61    $24.32    $21.87    $20.14   $19.32    $18.48
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment
    income (loss)                   (0.01)     0.00      0.02      0.10       0.03     (0.11)    (0.08)    (0.04)    0.00     (0.01)
  Net realized and
   unrealized gains
   (losses) on investments          (2.61)     3.89      2.20      1.22       0.91     (2.57)     3.82      2.14     1.23      1.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                        (2.62)     3.89      2.22      1.32       0.94     (2.68)     3.74      2.10     1.23      1.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.00      0.00      0.02      0.09       0.01      0.00      0.00      0.00     0.02      0.01
  Net realized gains                 2.47      1.29      0.37      0.39       0.20      2.47      1.29      0.37     0.39      0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  2.47      1.29      0.39      0.48       0.21      2.47      1.29      0.37     0.41      0.21
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $19.52    $24.61    $22.01    $20.18     $19.34    $19.17    $24.32    $21.87   $20.14    $19.32
====================================================================================================================================

TOTAL RETURN (a)                  (11.03%)   18.51%    11.18%     7.16%      3.09%   (11.44%)   17.92%    10.61%    6.62%     5.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)                  $1,414    $1,524    $4,054    $2,811       $694      $989      $877      $600     $356      $128
  Ratios to average net assets:
   Net investment income (loss)*   (0.03%)   (0.09%)    0.12%     0.47%      0.44%    (0.48%)   (0.52%)   (0.34%)  (0.11%)   (0.08%)
   Net expenses*                    1.60%     1.60%     1.60%     1.60%      1.60%     2.10%     2.10%     2.10%    2.10%     2.10%
   Gross expenses*                  1.98%     3.10%     1.90%     2.17%      2.02%     2.45%     3.33%     3.50%    3.50%     2.52%
  Portfolio turnover rate             71%       70%       46%       46%        26%       71%       70%       46%      46%       26%
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C                       CLASS D

                            9/30/98(b)   9/30/97   9/30/96    9/30/95     9/30/94   9/30/98(b)  9/30/97  9/30/96  9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                   --        --         --         --        1/5/93       --       --        --        --    11/29/93
Net asset value,
  beginning of period         $24.81     $22.18     $20.31     $19.40      $17.16     $24.83    $22.25    $20.37   $19.45    $17.49
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income         0.05       0.04       0.06       0.09        0.07       0.09      0.10      0.13     0.13      0.11
  Net realized and
   unrealized gains
   (losses) on
   investments                 (2.65)      3.94       2.22       1.30        2.37      (2.63)     3.94      2.21     1.31      2.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                   (2.60)      3.98       2.28       1.39        2.44      (2.54)     4.04      2.34     1.44      2.17
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.02       0.06       0.04       0.09        0.00       0.10      0.17      0.09     0.13      0.01
  Net realized gains            2.47       1.29       0.37       0.39        0.20       2.47      1.29      0.37     0.39      0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             2.49       1.35       0.41       0.48        0.20       2.57      1.46      0.46     0.52      0.21
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $19.72     $24.81     $22.18     $20.31      $19.40     $19.72    $24.83    $22.25   $20.37    $19.45
====================================================================================================================================

TOTAL RETURN (a)             (10.86%)    18.82%     11.44%      7.47%      14.28%    (10.59%)   19.14%    11.71%    7.76%    12.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)            $28,412    $35,120    $28,682    $23,683     $20,432    $15,039   $22,642   $10,123   $9,785   $10,504
  Ratios to average
    net assets:
   Net investment income*      0.22%      0.24%      0.33%      0.59%       0.52%      0.37%     0.48%     0.56%    0.84%     0.82%
   Net expenses*               1.34%      1.35%      1.35%      1.35%       1.31%      1.07%     1.10%     1.10%    1.10%     1.10%
   Gross expenses*             1.35%      1.45%      1.60%      1.42%       1.77%      1.07%     1.10%     1.12%    1.75%     1.52%
  Portfolio turnover rate        71%        70%        46%        46%         26%        71%       70%       46%      46%       26%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                          GE PREMIER GROWTH EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                      CLASS B                   CLASS C                 CLASS D

                               9/30/98(b)  9/30/97(b,f)  9/30/98(b)  9/30/97(b,f)  9/30/98(b)  9/30/97(b,f)  9/30/98(b) 9/30/97(b,f)
-----------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                       --       12/31/96          --     12/31/96          --      12/31/96          --      12/31/96
Net asset value,
  beginning of period             $18.31        $15.00       $18.25      $15.00       $18.35       $15.00       $18.38       $15.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)      0.00         (0.04)       (0.12)      (0.09)        0.03         0.00         0.09         0.04
  Net realized and unrealized
    gains (losses)
    on investments                  2.36          3.35         2.36        3.34         2.38         3.35         2.37         3.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS             2.36          3.31         2.24        3.25         2.41         3.35         2.46         3.38
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income             0.00          0.00         0.00        0.00         0.03         0.00         0.05         0.00
  Net realized gains                0.29          0.00         0.29        0.00         0.29         0.00         0.29         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 0.29          0.00         0.29        0.00         0.32         0.00         0.34         0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $20.38        $18.31       $20.20      $18.25       $20.44       $18.35       $20.50       $18.38
====================================================================================================================================
TOTAL RETURN (a)                  13.09%        22.07%       12.47%      21.67%       13.35%       22.33%       13.65%       22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                 $6,059        $1,395       $2,076        $447      $15,044       $7,287       $7,580       $5,770
  Ratios to average net assets:
   Net investment income (loss)*  (0.01%)       (0.34%)      (0.62%)     (0.76%)       0.17%       (0.03%)       0.47%        0.31%
   Net expenses*                   1.37%         1.40%        1.90%       1.90%        1.12%        1.15%        0.88%        0.90%
   Gross expenses*                 1.42%         4.09%        2.27%       9.30%        1.16%        1.62%        0.89%        1.17%
  Portfolio turnover rate            35%           17%          35%         17%          35%          17%          35%          17%



                                [Graphic of Building Omitted]

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                               GE U.S. EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A                                            CLASS B

                               9/30/98   9/30/97    9/30/96    9/30/95   9/30/94     9/30/98    9/30/97  9/30/96   9/30/95
                                 (b)       (b)         (b)       (b)       (c)          (b)       (b)      (b)        (b)    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                   --        --         --          --     12/22/93       --        --       --        --    12/22/93
Net asset value,
    beginning of period        $29.43    $23.34     $20.28      $16.12     $16.48     $28.35    $22.57   $19.71    $16.03    $16.41
INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
Net investment income            0.20      0.23       0.31        0.34       3.23       0.05      0.11     0.19      0.21      0.24
    Net realized and
     unrealized gains
     (losses) on
     investments                 1.25      8.33       3.34        3.91      (3.22)      1.20      8.03     3.25      3.84     (0.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS        1.45      8.56       3.65        4.25       0.01       1.25      8.14     3.44      4.05     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income        0.21      0.28       0.32        0.00       0.20       0.06      0.17     0.31      0.28      0.20
    Net realized gains           2.43      2.19       0.27        0.09       0.17       2.43      2.19     0.27      0.09      0.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              2.64      2.47       0.59        0.09       0.37       2.49      2.36     0.58      0.37      0.37
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                $28.24    $29.43     $23.34      $20.28     $16.12     $27.11    $28.35   $22.57    $19.71    $16.03
====================================================================================================================================
TOTAL RETURN (a)                5.38%    39.44%     18.36%      26.52%     (0.86%)     4.80%    38.75%   17.78%    25.92%    (0.09%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
    end of period
    (in thousands)            $85,907   $65,535    $34,523     $15,148     $1,214    $21,407   $14,380   $7,194    $1,563       $91
   Ratios to average
      net assets:
     Net investment income*     0.67%     0.93%      1.40%       1.85%      1.87%      0.17%     0.44%    0.90%     1.29%     1.28%
     Net expenses*              1.00%     1.00%      1.00%       1.00%      1.00%      1.50%     1.50%    1.50%     1.50%     1.50%
     Gross expenses*            1.07%     1.11%      1.15%       1.25%      1.46%      1.63%     1.88%    2.08%     3.50%     1.96%
   Portfolio turnover rate        29%       38%        49%         43%        51%        29%       38%      49%       43%       51%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C                                            CLASS D

                           9/30/98    9/30/97   9/30/96   9/30/95               9/30/98    9/30/97   9/30/96
                             (b)        (b)       (b)       (b)     9/30/94       (b)        (b)       (b)      9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                  --       --        --       --       1/5/93       --         --          --       --       11/29/93
Net asset value,
  beginning of period        $29.00   $23.02    $19.98    $16.13     $16.35     $28.99     $23.03     $19.98      $16.16     $16.37
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income        0.27     0.30      0.36      0.37       1.00       0.34       0.37       0.40        0.38       0.32
  Net realized and
   unrealized gains
   (losses) on
   investments                 1.22     8.19      3.30      3.86      (0.85)      1.21       8.19       3.31       3.88       (0.16)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                   1.49     8.49      3.66      4.23       0.15       1.55       8.56       3.71        4.26       0.16
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income        0.24     0.32      0.35      0.29       0.20       0.33       0.41       0.39        0.35       0.20
  Net realized gains           2.43     2.19      0.27      0.09       0.17       2.43       2.19       0.27        0.09       0.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            2.67     2.51      0.62      0.38       0.37       2.76       2.60       0.66        0.44       0.37
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD              $27.82   $29.00    $23.02    $19.98     $16.13     $27.78     $28.99     $23.03      $19.98     $16.16
====================================================================================================================================

TOTAL RETURN (a)              5.62%   39.76%    18.70%    26.86%      0.88%      5.86%     40.16%     18.97%      27.14%      0.96%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)          $124,714  $97,886   $50,035   $26,007    $16,382   $281,071   $212,957   $144,470    $128,247   $114,885
  Ratios to average
   net assets:
   Net investment income*     0.92%    1.18%     1.66%     2.12%      2.11%      1.16%      1.45%      1.90%       2.36%      2.27%
   Net expenses*              0.75%    0.75%     0.75%     0.75%      0.62%      0.50%      0.50%      0.50%       0.50%      0.50%
   Gross expenses*            0.84%    0.93%     1.06%     1.19%      1.21%      0.56%      0.52%      0.59%       0.71%      0.96%
  Portfolio turnover rate       29%      38%       49%       43%        51%        29%        38%        49%         43%        51%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                             GE MID-CAP GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                              CLASS B

                          9/30/98(b)  9/30/97(d)  10/31/96  10/31/95  10/31/94  9/30/98(b)  9/30/97(d)  10/31/96  10/31/95  10/31/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                  --         --        --        --      9/8/93       --          --         --        --      9/8/93
Net asset value,
  beginning of period         $17.61     $13.16    $11.38     $8.81     $8.69     $17.11      $12.87     $11.21     $8.74     $8.70
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
   income (loss)               (0.04)     (0.07)     0.00      0.01     (0.01)     (0.08)      (0.18)     (0.09)    (0.05)    (0.04)
  Net realized and
   unrealized gains
   (losses) on
   investments                 (1.86)      4.52      1.78      2.56      0.21      (1.79)       4.42       1.75      2.52      0.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS        (1.90)      4.45      1.78      2.57      0.20      (1.87)       4.24       1.66      2.47      0.12
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.00       0.00      0.00      0.00      0.00       0.00        0.00       0.00      0.00      0.00
  Net realized gains            7.37       0.00      0.00      0.00      0.08       7.40        0.00       0.00      0.00      0.08
  Return of capital             0.07       0.00      0.00      0.00      0.00       0.04        0.00       0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             7.44       0.00      0.00      0.00      0.08       7.44        0.00       0.00      0.00      0.08
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                $8.27     $17.61    $13.16    $11.38     $8.81      $7.80      $17.11     $12.87    $11.21     $8.74
====================================================================================================================================
TOTAL RETURN (a)             (16.11%)    33.81%    15.64%    29.17%     2.48%    (16.62%)     33.02%     14.81%    28.26%     1.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)            $10,134    $10,885    $8,222    $5,986    $4,182    $22,038     $32,280    $27,616   $14,311    $5,857
  Ratios to average
    net assets:
   Net investment
     income (loss)*           (0.35%)    (0.51%)    0.03%     0.10%    (0.11%)    (0.86%)     (1.26%)    (0.73%)   (0.66%)   (0.82%)
   Net expenses*               1.40%      1.31%     1.35%     1.35%     1.34%      1.90%       2.06%      2.10%     2.10%     2.09%
   Gross expenses*             1.45%      1.46%     1.70%     2.44%     3.53%      1.93%       2.21%      2.41%     3.19%     4.06%
  Portfolio turnover rate        13%       139%       41%       74%      100%        13%        139%        41%       74%      100%
------------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS C        CLASS D

                                                   9/30/98(b,g,j)   9/30/98(b,h)
--------------------------------------------------------------------------------
INCEPTION DATE                                         10/2/97         1/5/98
Net asset value, beginning of period                    $47.12         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.00           0.01
  Net realized and unrealized
   gains (losses) on investments                         (3.58)         (1.30)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (3.58)         (1.29)
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                   0.00           0.00
  Net realized gains                                     34.86           0.00
  Return of capital                                       0.19           0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      35.05           0.00
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $8.49          $8.71
================================================================================

TOTAL RETURN (a)                                       (16.69%)       (12.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)              $1,705           $471
  Ratios to average net assets:
   Net investment income (loss)*                        (0.06%)         0.21%
   Net expenses*                                         1.15%          0.89%
   Gross expenses*                                       1.32%          0.89%
  Portfolio turnover rate                                  13%            13%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                              GE VALUE EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A                                               CLASS B

                          9/30/98(b)  9/30/97(d)  10/31/96  10/31/95  10/31/94  9/30/98(b)  9/30/97(d)  10/31/96 10/31/95  10/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                   --        --        --        --      9/8/93       --         --         --         --     9/8/93
Net asset value,
  beginning of period         $13.58    $10.83     $8.95     $7.51      $7.63    $13.48     $10.79      $8.93      $7.50     $7.64
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss)               0.05      0.07      0.05      0.14       0.13      0.00      (0.01)      0.04       0.07      0.08
  Net realized and
   unrealized
   gains (losses)
   on investments               0.46      3.59      1.99      1.45      (0.16)     0.45       3.57       1.93       1.45     (0.17)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS        0.51      3.66      2.04      1.59      (0.03)     0.45       3.56       1.97       1.52     (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.00      0.04      0.09      0.15       0.09      0.00       0.00       0.04       0.09      0.05
  Net realized gains            4.16      0.87      0.07      0.00       0.00      4.16       0.87       0.07       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             4.16      0.91      0.16      0.15       0.09      4.16       0.87       0.11       0.09      0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                $9.93    $13.58    $10.83     $8.95      $7.51     $9.77     $13.48     $10.79      $8.93     $7.50
====================================================================================================================================
TOTAL RETURN (a)                5.86%    36.18%    23.10%    21.45%     (0.32%)    5.32%     35.23%     22.30%     20.50%    (1.10%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)             $14,276    $8,236    $5,833    $4,083     $3,267   $44,655    $46,035    $33,318    $14,450    $7,970
  Ratios to average
    net assets:
   Net investment
     income (loss)*             0.50%     0.63%     1.03%     1.71%      1.92%     0.00%     (0.12%)     0.23%      0.94%     1.09%
   Net expenses*                1.31%     1.30%     1.35%     1.35%      1.35%     1.81%      2.05%      2.10%      2.10%     2.10%
   Gross expenses*              1.33%     1.33%     1.73%     2.43%      3.55%     1.81%      2.07%      2.40%      3.18%     4.02%
  Portfolio turnover rate         40%      131%      100%       27%        15%       40%       131%       100%        27%       15%
------------------------------------------------------------------------------------------------------------------------------------

                                                   CLASS C           CLASS D

                                                9/30/98(b,g,j)     9/30/98(b,h)
--------------------------------------------------------------------------------

INCEPTION DATE                                        10/2/97          1/5/98
Net asset value, beginning of period                   $16.76           10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.08            0.08
  Net realized and unrealized
   gains (losses) on investments                         0.29            0.30
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           0.37            0.38
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                  0.00            0.00
  Net realized gains                                     6.97            0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      6.97            0.00
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.16          $10.38
================================================================================

TOTAL RETURN (a)                                        5.21%           3.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)             $2,366          $1,580
  Ratios to average net assets:
   Net investment income*                               0.75%           0.98%
   Net expenses*                                        1.06%           0.81%
   Gross expenses*                                      1.23%           0.81%
  Portfolio turnover rate                                 40%             40%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                          GE STRATEGIC INVESTMENT FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A                                          CLASS B

                             9/30/98     9/30/97   9/30/96   9/30/95   9/30/94    9/30/98   9/30/97  9/30/96    9/30/95
                               (b)         (b)       (b)       (b)      (c)         (b)       (b)      (b)        (b)     9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                  --         --        --        --    12/22/93        --        --         --         --    12/22/93
Net asset value,
  beginning of period         $24.01     $20.33    $18.43    $15.71    $16.21     $23.70    $20.04     $18.26     $15.62     $16.14
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income         0.53       0.53      0.51      0.52      0.48       0.42      0.42       0.41       0.40       0.27
  Net realized and
   unrealized gains
   (losses) on
   investments                  0.74       3.87      1.90      2.57     (0.65)      0.69      3.82       1.87       2.58      (0.46)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                    1.27       4.40      2.41      3.09     (0.17)      1.11      4.24       2.28       2.98      (0.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.47       0.47      0.43      0.37      0.27       0.38      0.33       0.42       0.34       0.27
  Net realized gains            0.78       0.25      0.08      0.00      0.06       0.78      0.25       0.08       0.00       0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             1.25       0.72      0.51      0.37      0.33       1.16      0.58       0.50       0.34       0.33
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $24.03     $24.01    $20.33    $18.43    $15.71     $23.65    $23.70     $20.04     $18.26     $15.62
====================================================================================================================================

TOTAL RETURN (a)               5.58%     22.16%    13.35%    20.12%    (1.32%)     4.91%    21.57%     12.73%     19.53%     (1.25%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands)           $32,689    $39,731   $25,232    $8,778    $1,104    $11,158    $5,685     $3,701       $882       $150
  Ratios
    to average net assets:
      Net investment income*   2.18%      2.42%     2.60%     2.95%     2.59%      1.72%     1.92%      2.11%      2.46%      1.92%
      Net expenses*            1.14%      1.15%     1.12%     1.15%     1.15%      1.63%     1.65%      1.65%      1.65%      1.65%
      Gross expenses*          1.14%      1.15%     1.15%     1.19%     1.58%      1.63%     1.93%      2.10%      3.50%      2.08%
  Portfolio turnover rate       119%       106%       93%       98%       68%       119%      106%        93%        98%        68%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C                                               CLASS D

                               9/30/98   9/30/97    9/30/96    9/30/95              9/30/98    9/30/97   9/30/96
                                 (b)       (b)         (b)       (b)     9/30/94      (b)        (b)       (b)    9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                   --         --          --        --     1/5/93       --        --         --        --    11/29/93
Net asset value,
  beginning of period         $24.11     $20.38      $18.46    $15.72    $16.08     $24.16    $20.44     $18.49    $15.74    $16.02
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
   income (loss)                0.61       0.59        0.54      0.53      0.44       0.67      0.64       0.63      0.55      0.45
  Net realized and
   unrealized gains
   (losses) on investments      0.73       3.88        1.92      2.59     (0.48)      0.72      3.89       1.90      2.62     (0.40)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                    1.34       4.47        2.46      3.12     (0.04)      1.39      4.53       2.53      3.17      0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.52       0.49        0.46      0.38      0.26       0.57      0.56       0.50      0.42      0.27
  Net realized gains            0.78       0.25        0.08      0.00      0.06       0.78      0.25       0.08      0.00      0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             1.30       0.74        0.54      0.38      0.32       1.35      0.81       0.58      0.42      0.33
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $24.15     $24.11      $20.38    $18.46    $15.72     $24.20    $24.16     $20.44    $18.49    $15.74
====================================================================================================================================

TOTAL RETURN (a)               5.88%     22.45%      13.58%    20.35%    (0.27%)     6.10%    22.76%     13.95%    20.70%     0.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)            $49,540    $40,516     $26,467   $17,821   $13,018    $51,802   $37,924    $36,162   $18,665   $17,159
  Ratios to average
    net assets:
   Net investment
    income (loss)*             2.49%      2.66%       2.81%     3.21%     2.62%      2.70%     2.90%      3.16%     3.46%     2.93%
   Net expenses*               0.85%      0.90%       0.90%     0.90%     0.85%      0.64%     0.65%      0.58%     0.65%     0.65%
   Gross expenses*             0.85%      0.94%       1.05%     1.03%     1.33%      0.64%     0.65%      0.59%     0.97%     1.08%
  Portfolio turnover rate       119%       106%         93%       98%       68%       119%      106%        93%       98%       68%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                               GE TAX-EXEMPT FUND


                                                    CLASS A                                             CLASS B

                           9/30/98(b)  9/30/97(d)  10/31/96  10/31/95  10/31/94  9/30/98(b)  9/30/97(d) 10/31/96  10/31/95  10/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                  --        --         --        --      9/8/93       --        --          --         --      9/8/93
Net asset value,
  beginning of period         $11.63    $11.42     $11.31    $10.59    $11.48    $11.63     $11.44      $11.32     $10.60    $11.48
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income         0.51      0.53       0.62      0.55      0.45      0.44       0.51        0.62       0.55      0.43
  Net realized and
    unrealized gains
    (losses) on investments     0.20      0.22       0.05      0.73     (0.78)     0.21       0.21        0.06       0.73     (0.82)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS                    0.71      0.75       0.67      1.28     (0.33)     0.65       0.72        0.68       1.28     (0.39)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.51      0.54       0.56      0.56      0.56      0.45       0.53        0.56       0.56      0.49
  Net realized gains            0.00      0.00       0.00      0.00      0.00      0.00       0.00        0.00       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             0.51      0.54       0.56      0.56      0.56      0.45       0.53        0.56       0.56      0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $11.83    $11.63     $11.42    $11.31    $10.59    $11.83     $11.63      $11.44     $11.32    $10.60
====================================================================================================================================

TOTAL RETURN (a)                6.33%     6.77%      6.13%    12.24%    (2.99%)    5.68%      6.46%       6.12%     12.33%   (3.45%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)              $5,730   $16,542    $16,169   $16,025   $14,283    $8,905    $10,133      $9,184     $7,668   $4,990
  Ratios to average
    net assets:
   Net investment income*       4.32%     5.01%      5.42%     5.01%     4.08%     3.81%      4.79%       5.43%      5.01%    3.75%
   Net expenses*                1.10%     0.35%      0.00%     0.00%     0.77%     1.60%      0.57%       0.00%      0.00%    1.14%
   Gross expenses*              1.23%     1.57%      1.52%     1.81%     1.62%     1.71%      2.32%       2.26%      2.56%    2.30%
  Portfolio turnover rate         74%       13%         6%       25%        0%       74%        13%          6%        25%       0%
------------------------------------------------------------------------------------------------------------------------------------


                                                                      CLASS C                            CLASS D

                                                          9/30/98(b)        9/30/97(e)           9/30/98(b)      9/30/97(e)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                 --             9/26/97                 --            9/26/97
Net asset value, beginning of period                         $12.09            $12.08              $12.10            $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.55              0.02                0.58              0.02
  Net realized and unrealized gains on investments             0.21              0.00                0.27              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 0.76              0.02                0.85              0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                        0.55              0.01                0.65              0.01
  Net realized gains                                           0.00              0.00                0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            0.55              0.01                0.65              0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.30            $12.09              $12.30            $12.10
====================================================================================================================================

TOTAL RETURN (a)                                              6.48%             0.11%               7.30%             0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                  $10,794            $8,032                 $24            $3,216
  Ratios to average net assets:
   Net investment income*                                     4.57%             4.04%               4.74%             4.31%
   Net expenses*                                              0.85%             0.74%               0.60%             0.54%
   Gross expenses*                                            0.98%             0.76%               1.25%             0.56%
  Portfolio turnover rate                                       74%               13%                 74%               13%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                              GE FIXED INCOME FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                                CLASS B

                           9/30/98(b)   9/30/97  9/30/96   9/30/95  9/30/94(c)  9/30/98(b)   9/30/97    9/30/96   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                   --        --        --        --    12/22/93        --         --         --        --    12/22/93
Net asset value,
 beginning of period          $12.05    $11.69    $11.91    $11.27     $12.19     $12.06     $11.70     $11.91    $11.26     $12.15
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income         0.64      0.69      0.65      0.73       0.47       0.58       0.63       0.60      0.65       0.42
  Net realized and
   unrealized gains
   (losses) on
   investments                  0.50      0.35     (0.19)     0.63      (0.84)      0.50       0.36      (0.20)     0.66     (0.81)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
 FROM INVESTMENT OPERATIONS     1.14      1.04      0.46      1.36      (0.37)      1.08       0.99       0.40      1.31      (0.39)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.64      0.68      0.68      0.72       0.47       0.57       0.63       0.61      0.66       0.42
  Net realized gains            0.00      0.00      0.00      0.00       0.08       0.00       0.00       0.00      0.00       0.08
  In excess of net
   investment income            0.02      0.00      0.00      0.00       0.00       0.02       0.00       0.00      0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             0.66      0.68      0.68      0.72       0.55       0.59       0.63       0.61      0.66       0.50
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $12.53    $12.05    $11.69    $11.91     $11.27     $12.55     $12.06     $11.70    $11.91     $11.26
====================================================================================================================================

TOTAL RETURN  (a)              9.70%     9.19%     3.91%    12.48%     (3.02%)     9.24%      8.64%      3.41%    11.98%     (3.31%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)            $35,342   $18,617   $15,653    $5,400    $26,023     $1,855     $1,401     $1,673      $234        $65
  Ratios to average
    net assets:
   Net investment income*      5.28%     5.81%     5.66%     6.22%      5.37%      4.79%      5.17%      5.19%     5.57%      4.83%
   Net expenses*               1.05%     1.09%     1.05%     1.08%      1.10%      1.55%      1.56%      1.60%     1.60%      1.58%
   Gross expenses*             1.06%     1.14%     1.12%     1.18%      1.51%      1.85%      2.19%      2.44%     3.50%      2.01%
  Portfolio turnover rate       219%      258%      275%      315%       298%       219%       258%       275%      315%       298%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C                                            CLASS D

                             9/30/98(b)  9/30/97     9/30/96   9/30/95    9/30/94  9/30/98(b)  9/30/97  9/30/96   9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                    --         --          --         --     1/5/93       --        --        --        --   11/29/93
Net asset value,
 beginning of period           $12.06     $11.70      $11.92     $11.27    $12.31     12.05    $11.69    $11.92    $11.27    $12.17
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income          0.68       0.72        0.69       0.73      0.61      0.71      0.75      0.72      0.77      0.55
  Net realized and
   unrealized gains
   (losses) on
   investments                   0.50       0.35       (0.21)      0.67     (0.96)     0.50      0.35     (0.22)     0.65     (0.83)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT OPERATIONS     1.18       1.07        0.48       1.40     (0.35)     1.21      1.10      0.50      1.42     (0.28)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income          0.67       0.71        0.70       0.75      0.61      0.70      0.74      0.73      0.77      0.54
  Net realized gains             0.00       0.00        0.00       0.00      0.08      0.00      0.00      0.00      0.00      0.08
  In excess of net
    investment income            0.02       0.00        0.00       0.00      0.00      0.02      0.00      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              0.69       0.71        0.70       0.75      0.69      0.72      0.74      0.73      0.77      0.62
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                $12.55     $12.06      $11.70     $11.92    $11.27    $12.54    $12.05    $11.69    $11.92    $11.27
====================================================================================================================================

TOTAL RETURN (a)               10.06%      9.45%       4.10%     12.81%    (2.97%)   10.33%     9.74%     4.32%    13.10%    (2.34%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)             $49,736    $35,097     $28,115    $21,401   $13,600   $30,067   $16,229   $19,098    $6,642    $2,732
  Ratios to average
    net assets:
   Net investment income*       5.53%      6.17%       5.84%      6.37%     5.22%     5.58%     5.97%     6.14%     6.57%     5.40%
   Net expenses*                0.80%      0.85%       0.85%      0.85%     0.79%     0.55%     0.56%     0.55%     0.59%     0.58%
   Gross expenses*              0.83%      0.96%       0.99%      0.95%     1.26%     0.57%     0.59%     0.57%     2.50%     1.01%
  Portfolio turnover rate        219%       258%        275%       315%      298%      219%      258%      275%      315%      298%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
  SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                          GE GOVERNMENT SECURITIES FUND

                                               CLASS A                                                CLASS B

                       9/30/98(b)  9/30/97(d)  10/31/96  10/31/95  10/31/94   9/30/98(b) 9/30/97(d)  10/31/96   10/31/95   10/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                  --        --       --        --     9/8/93        --         --         --          --      4/22/87
Net asset value,
  beginning of period         $8.53     $8.48    $8.70     $8.43    $10.14      $8.54      $8.49      $8.71       $8.42      $10.14
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income        0.56      0.53     0.62      0.58      0.70       0.52       0.47       0.55        0.51        0.60
  Net realized and
   unrealized gains
   (losses) on
   investments                 0.39      0.05    (0.22)     0.38     (1.60)      0.39       0.05      (0.22)       0.41       (1.58)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS        0.95      0.58     0.40      0.96     (0.90)      0.91       0.52       0.33        0.92       (0.98)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income        0.53      0.53     0.54      0.58      0.70       0.48       0.47       0.48        0.52        0.60
  Net realized gains           0.00      0.00     0.00      0.00      0.03       0.00       0.00       0.00        0.00        0.03
  Return of capital            0.00      0.00     0.08      0.11      0.08       0.00       0.00       0.07        0.11        0.11
  In excess of net
    investment income          0.05      0.00     0.00      0.00      0.00       0.04       0.00       0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            0.58      0.53     0.62      0.69      0.81       0.52       0.47       0.55        0.63        0.74
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $8.90     $8.53    $8.48     $8.70     $8.43      $8.93      $8.54      $8.49       $8.71       $8.42
====================================================================================================================================

TOTAL RETURN (a)              11.61%    7.13%    4.80%    11.77%    (9.17%)    10.99%      6.36%      4.00%      11.19%      (9.98%)

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands)            $24,541  $24,027  $29,090   $26,889   $21,498   $399,675   $523,303   $767,216  $1,112,254  $1,252,348
  Ratios to average
    net assets:
   Net investment income*      6.52%    6.91%    6.59%     6.78%     7.09%      6.00%      6.15%      5.77%       6.08%       6.45%
   Net expenses*               1.10%    0.88%    0.90%     1.01%     0.99%      1.60%      1.63%      1.69%       1.76%       1.76%
   Gross expenses*             1.16%    0.88%    0.90%     1.01%     0.99%      1.61%      1.63%      1.69%       1.76%       1.76%
  Portfolio turnover rate        64%     110%     334%      316%      129%        64%       110%       334%        316%        129%
------------------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS C

                                                                9/30/98(b,i)
--------------------------------------------------------------------------------

INCEPTION DATE                                                      10/28/97
Net asset value, beginning of period                                  $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                 0.61
  Net realized and unrealized gains on investments                      0.36
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          0.97
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                                 0.51
  Net realized gains                                                    0.00
  In excess of net investment income                                    0.05
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.56
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                        $10.41
================================================================================

TOTAL RETURN (a)                                                      10.01%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                              $972
  Ratios to average net assets:
     Net investment income*                                            6.01%
     Net expenses*                                                     0.78%
     Gross expenses*                                                   1.46%
  Portfolio turnover rate                                                64%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                          GE SHORT-TERM GOVERNMENT FUND

                                                CLASS A                                                CLASS B

                           9/30/98(b)  9/30/97  9/30/96   9/30/95    9/30/94   9/30/98(b)   9/30/97    9/30/96   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                 --       --        --         --       3/2/94        --         --         --         --      3/2/94
Net asset value,
  beginning of period        $11.85   $11.78    $11.91     $11.72     $12.00     $11.84     $11.78     $11.90     $11.72     $12.00
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income        0.62     0.65      0.60       0.64       0.35       0.58       0.61       0.56       0.59       0.33
  Net realized and
   unrealized gains
   (losses) on
   investments                 0.19     0.07     (0.06)      0.21      (0.30)      0.20       0.06      (0.05)      0.21      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS         0.81     0.72      0.54       0.85       0.05       0.78       0.67       0.51       0.80       0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income        0.63     0.64      0.61       0.66       0.33       0.59       0.60       0.57       0.62       0.30
  Net realized gains           0.02     0.01      0.06       0.00       0.00       0.02       0.01       0.06       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            0.65     0.65      0.67       0.66       0.33       0.61       0.61       0.63       0.62       0.30
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $12.01   $11.85    $11.78     $11.91     $11.72     $12.01     $11.84     $11.78     $11.90     $11.72
====================================================================================================================================

TOTAL RETURN (a)              7.10%    6.30%     4.63%      7.48%      0.40%      6.83%      5.84%      4.35%      7.01%      0.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
   (in thousands)            $8,905   $7,298      $340       $285        $35       $895     $1,031       $145        $83        $25
  Ratios to average
    net assets:
   Net investment income*     5.21%    5.24%     5.04%      5.27%      4.75%      4.87%      4.84%      4.67%      5.07%      4.38%
   Net expenses*              0.95%    0.95%     0.95%      0.95%      0.95%      1.30%      1.30%      1.30%      1.30%      1.30%
   Gross expenses*            1.17%    2.19%     3.00%      3.00%      1.71%      1.88%      7.77%      3.35%      3.35%      2.06%
  Portfolio turnover rate      185%     265%      201%       415%       146%       185%       265%       201%       415%       146%
------------------------------------------------------------------------------------------------------------------------------------

                                                  CLASS C                                           CLASS D

                            9/30/98(b)  9/30/97   9/30/96   9/30/95   9/30/94  9/30/98(b)  9/30/97  9/30/96    9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                   --         --        --        --     3/2/94       --        --        --         --     3/2/94
Net asset value,
  beginning of period         $11.86     $11.79    $11.91    $11.72    $12.00    $11.85    $11.78    $11.90     $11.72    $12.00
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income         0.65       0.67      0.63      0.66      0.36      0.68      0.70      0.66       0.69      0.39
  Net realized and
   unrealized gains
   (losses) on
   investments                  0.19       0.08     (0.05)     0.22     (0.30)     0.19      0.08     (0.05)      0.21     (0.31)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS          0.84       0.75      0.58      0.88      0.06      0.87      0.78      0.61       0.90      0.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income         0.66       0.67      0.64      0.69      0.34      0.69      0.70      0.67       0.72      0.36
  Net realized gains            0.02       0.01      0.06      0.00      0.00      0.02      0.01      0.06       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             0.68       0.68      0.70      0.69      0.34      0.71      0.71      0.73       0.72      0.36
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $12.02     $11.86    $11.79    $11.91    $11.72    $12.01    $11.85    $11.78     $11.90    $11.72
====================================================================================================================================

TOTAL RETURN (a)               7.36%      6.57%     4.98%     7.74%     0.53%     7.65%     6.83%     5.24%      7.92%     0.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
   end of period
   (in thousands)              $8,199     $5,319    $3,653    $2,437     $287    $9,444    $7,717    $7,786     $8,048    $7,822
  Ratios to average net assets:
     Net investment income*     5.47%      5.57%     5.28%     5.62%    5.18%     5.74%     5.80%     5.54%      5.89%     5.32%
     Net expenses*              0.70%      0.70%     0.70%     0.70%    0.70%     0.45%     0.45%     0.45%      0.45%     0.45%
     Gross expenses*            0.95%      1.07%     1.34%     1.84%    1.46%     0.68%     0.68%     0.83%      0.98%     1.21%
  Portfolio turnover rate        185%       265%      201%      415%     146%      185%      265%      201%       415%      146%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                              GE MONEY MARKET FUND



                                               9/30/98(b)    9/30/97     9/30/96     9/30/95     9/30/94
--------------------------------------------------------------------------------------------------------

INCEPTION DATE                                     --          --          --          --        1/5/93
Net asset value, beginning of period             $1.00       $1.00        $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.05        0.05         0.05        0.05        0.03
  Net realized and unrealized gains
   on investments                                 0.00        0.00         0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS                                      0.05        0.05         0.05        0.05        0.03
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           0.05        0.05         0.05        0.05        0.03
  Net realized gains                              0.00        0.00         0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               0.05        0.05         0.05        0.05        0.03
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00       $1.00        $1.00       $1.00       $1.00
========================================================================================================

TOTAL RETURN (a)                                 5.23%       5.14%        5.18%       5.52%       3.31%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)    $153,665    $114,030      $85,842     $71,664     $53,607
  Ratios to average net assets:
   Net investment income*                        5.11%       5.04%        5.06%       5.32%       3.41%
   Net expenses*                                 0.50%       0.47%        0.45%       0.45%       0.45%
   Gross expenses*                               0.52%       0.56%        0.66%       0.70%       1.04%
--------------------------------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b)  Per share data is based on average shares outstanding during the period.

(c) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(d)  For the period November 1, 1996, through September 30, 1997.

(e)  For the period September 27, 1997, through September 30, 1997.

(f) For the period December 31, 1996 (commencement of operations), through September 30, 1997.

(g) For the period October 2, 1997 (commencement of operations), through September 30, 1998.

(h) For the period January 5, 1998 (commencement of operations), through September 30, 1998.

(i) For the period October 28, 1997 (commencement of operations), through September 30, 1998.

(j) The values shown for the per share information have been adjusted to reflect the 1 share for 4.71 shares and the 1 share for 1.68 shares reverse stock split in the GE Mid-Cap Growth and GE Value Equity Funds, respectively, on November 6, 1998. Also see note 9 of Notes to Financial Statements.

*    Annualized for periods less than one year.


----------
See Notes to Financial Statements.

 STATEMENTS OF ASSETS
 AND LIABILITIES SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                           GE             GE              GE                 GE              GE              GE
                                     INTERNATIONAL      GLOBAL      PREMIER GROWTH          U.S.           MID-CAP          VALUE
                                         EQUITY         EQUITY          EQUITY             EQUITY          GROWTH          EQUITY
                                          FUND           FUND            FUND               FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities,
     at market (cost $41,007,423;
     $41,847,688; $25,116,770;
     $432,927,429; $35,847,737;
     $56,844,573; $124,810,135;
     $23,738,319; $119,320,299;
     $394,819,543; $26,545,140;
     and $0, respectively)               $37,911,668    $41,409,861    $28,321,927    $499,421,849      $32,062,639     $60,361,120
   Short-term investments
    (at amortized cost)                      350,294      3,546,544      2,533,560      12,243,616        2,220,429       2,265,344
   Cash                                           --             --             --              --               --            --
   Foreign currency (cost $798,335;
     $141,920; $0; $244,947; $0;
     $59,985; $616,270; $0;
     $2,189; $0; $0; and $0,
     respectively)                           780,235        141,890             --              --              --           60,011
   Receivable for investments sold           118,198        776,788             --         921,385           54,374          91,435
   Income receivables                        150,943        143,289         18,620         615,678           32,769          88,480
   Receivable for fund shares sold            20,878         61,528         55,642         583,654           28,171         120,214
   Receivable from advisor                        --             --             --              --               --              --
   Variation margin receivable                    --             --             --              --           16,875              --
   Deferred organizational costs               8,806             --          8,852              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                         39,341,022     46,079,900     30,938,601     514,032,358       34,415,257      62,986,604
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market **                  --             --             --              --               --              --
   Distributions payable
    to shareholders                               --             --             --              --               --              --
   Payable upon return of
    securities loaned                             --             --             --              --               --              --
   Payable for investments purchased          26,366        109,553        138,379         611,076           47,947           5,850
   Payable for fund shares redeemed           57,442         54,466          4,410          77,938           11,618          33,559
   Payable to GEIM                            23,669         53,331         20,261         166,199            8,051          24,261
   Variation margin payable                       --             --         15,750          78,750               --          47,250
   Payable to custodian                           --          7,425             --              --               --              --
====================================================================================================================================
     TOTAL LIABILITIES                       107,477        224,775        178,800         933,963           67,616         110,920
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $39,233,545    $45,855,125    $30,759,801    $513,098,395      $34,347,641     $62,875,684
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                       $41,164,297    $44,316,582    $26,460,067    $400,952,465      $39,596,337     $56,929,374
   Undistributed (overdistributed)
     net investment income                  (177,615)       (91,940)       106,765          60,209          142,908         173,039
   Accumulated net realized gain (loss)    1,360,204      2,062,153        996,625      41,946,277       (1,606,081)      2,238,031
   Net unrealized appreciation /
    (depreciation) on:
     Investments                          (3,095,755)      (437,827)     3,205,157      66,494,420       (3,785,098)      3,516,547
     Futures                                      --             --         (8,813)         (5,424)            (425)         20,738
     Written options                              --             --             --              --               --              --
     Foreign currency
      related transactions                   (17,586)         6,157             --             386               --          (2,045)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $39,233,545    $45,855,125    $30,759,801    $513,098,395      $34,347,641     $62,875,684
====================================================================================================================================

CLASS A:
Net assets                               $16,805,161     $1,414,279     $6,059,380     $85,907,458      $10,134,429     $14,275,701
Shares outstanding ($.001 par value)       1,121,470         72,461        297,360       3,042,506        1,225,905       1,436,999
Net asset value per share                     $14.98         $19.52         $20.38          $28.24            $8.27           $9.93
Maximum offering price per share              $15.89         $20.71         $21.62          $29.96            $8.77          $10.54

CLASS B:
Net assets                                  $948,004       $989,199     $2,076,489     $21,406,660      $22,037,654     $44,654,539
Shares outstanding ($.001 par value)          64,572         51,608        102,778         789,581        2,825,726       4,570,649
Net asset value per share*                    $14.68         $19.17         $20.20          $27.11            $7.80           $9.77

CLASS C:
Net assets                                $6,113,654    $28,412,188    $15,044,208    $124,713,770       $1,704,836      $2,365,854
Shares outstanding ($.001 par value)         404,657      1,440,739        735,989       4,483,334          200,743         232,948
Net asset value per share                     $15.11         $19.72         $20.44          $27.82            $8.49          $10.16

CLASS D:
Net assets                               $15,366,726    $15,039,459     $7,579,724    $281,070,507         $470,722      $1,579,590
Shares outstanding ($.001 par value)       1,012,309        762,712        369,734      10,117,173           54,022         152,205
Net asset value per share                     $15.18         $19.72         $20.50          $27.78            $8.71          $10.38

------------------------------------------------------------------------------------------------------------------------------------
                                              GE              GE              GE              GE             GE              GE
                                           STRATEGIC         TAX-           FIXED         GOVERNMENT     SHORT-TERM         MONEY
                                          INVESTMENT        EXEMPT          INCOME        SECURITIES     GOVERNMENT        MARKET
                                             FUND            FUND            FUND            FUND           FUND            FUND***
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
     (cost $41,007,423; $41,847,688;
     $25,116,770; $432,927,429;
     $35,847,737; $56,844,573;
     $124,810,135; $23,738,319;
     $119,320,299; $394,819,543;
     $26,545,140; and $0,
     respectively)                      $140,615,184    $25,179,931    $122,236,422    $415,957,786     $26,959,595   $         --
   Short-term investments
     (at amortized cost)                   4,298,512        17,323          414,526      53,673,074         225,282    151,421,627
   Cash                                        1,954            --               --              --              --             --
   Foreign currency (cost
     $798,335; $141,920;
     $0; $244,947; $0; $59,985;
     $616,270; $0; $2,189; $0;
     $0; and $0, respectively)                616,012            --            2,218             --               --             --
   Receivable for investments sold          1,564,991     1,334,541        6,319,970      19,764,260              --             --
   Income receivables                         783,993       435,223        1,328,056       8,601,312         281,945        263,358
   Receivable for fund shares sold            140,276        19,828           92,438              --           2,500      2,231,218
   Receivable from advisor                         --        23,651               --              --              --             --
   Variation margin receivable                     --            --               --              --              --             --
   Deferred organizational costs                   --            --               --              --           8,810             --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                         148,020,922    27,010,497      130,393,630     497,996,432      27,478,132    153,916,203
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market **               11,034            --           23,478          45,125              --             --
   Distributions payable to shareholders           --         9,012           51,574         267,481          11,175         62,446
   Payable upon return of
     securities loaned                             --            --               --      55,219,975              --             --
   Payable for investments purchased        2,689,654     1,547,884       13,260,058      16,344,771              --             --
   Payable for fund shares redeemed            58,275            --            5,009         314,274          12,377        128,430
   Payable to GEIM                             71,592            --           53,617         616,913          12,978         60,029
   Variation margin payable                        --            --               --              --              --             --
   Payable to custodian                            --            --               --              --              --             --
====================================================================================================================================
     TOTAL LIABILITIES                      2,830,555     1,556,896       13,393,736      72,808,539          36,530        250,905
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $145,190,367   $25,453,601     $116,999,894    $425,187,893     $27,441,602   $153,665,298
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                       $114,753,851   $24,363,489     $114,949,056    $592,371,438     $26,994,436   $153,613,931
   Undistributed (overdistributed)
  net investment income                     2,577,260        76,824          304,228       2,051,756          16,033         60,209
   Accumulated net realized gain (loss)    12,052,154      (428,324)      (1,171,476)   (190,382,403)         16,678         (8,842)
   Net unrealized appreciation /
   (depreciation) on:
     Investments                           15,805,049     1,441,612        2,916,123      21,138,243         414,455             --
     Futures                                       --            --               --              --              --             --
     Written options                              737            --            1,934           8,859              --             --
     Foreign currency
      related transactions                      1,316            --               29              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $145,190,367   $25,453,601     $116,999,894    $425,187,893     $27,441,602   $153,665,298
====================================================================================================================================

CLASS A:
Net assets                                $32,689,445    $5,730,080      $35,342,367     $24,540,708      $8,904,634   $        --
Shares outstanding ($.001 par value)        1,360,629       484,304        2,819,828       2,758,476         741,310            --
Net asset value per share                      $24.03        $11.83           $12.53           $8.90          $12.01   $        --
Maximum offering price per share               $25.50        $12.36           $13.09           $9.30          $12.32   $        --

CLASS B:
Net assets                                $11,158,423    $8,904,843       $1,854,969    $399,675,406        $894,724   $        --
Shares outstanding ($.001 par value)          471,776       752,804          147,778      44,738,403          74,523            --
Net asset value per share*                     $23.65        $11.83           $12.55           $8.93          $12.01   $        --

CLASS C:
Net assets                                $49,540,190   $10,794,406      $49,735,675        $971,779      $8,198,520   $153,665,298
Shares outstanding ($.001 par value)        2,051,444       877,706        3,964,240          93,377         682,000    153,676,045
Net asset value per share                      $24.15        $12.30           $12.55          $10.41          $12.02          $1.00

CLASS D:
Net assets                                $51,802,309       $24,272      $30,066,883        $     --      $9,443,724   $        --
Shares outstanding ($.001 par value)        2,140,884         1,973        2,397,641              --         786,298            --
Net asset value per share                      $24.20        $12.30           $12.54        $     --          $12.01   $        --


* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

** Premiums received for the GE Strategic Investment Fund, GE Fixed Income Fund, and GE Government Securities Fund were $11,771, $25,412, and $53,984, respectively.

*** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements.

                                           70 & 71

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                   GE            GE             GE             GE             GE            GE
                                             INTERNATIONAL     GLOBAL     PREMIER GROWTH      U.S.          MID-CAP        VALUE
                                                 EQUITY        EQUITY         EQUITY         EQUITY         GROWTH        EQUITY
                                                  FUND          FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
   Dividends                                  $   868,729     $  858,798     $  190,259    $ 6,845,069    $   266,817   $  936,664
   Interest                                       122,881         55,964        127,447        986,969        172,942      198,310
   Less: Foreign taxes withheld                   (95,003)       (87,124)        (1,495)       (55,287)        (3,277)      (7,398)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                                     896,607        827,638        316,211      7,776,751        436,482    1,127,576
------------------------------------------------------------------------------------------------------------------------------------

 EXPENSES:
   Advisory and administration fees               513,776        405,430        143,798      1,859,219        251,052      343,640
   Distribution fees
     Class A                                       93,169          7,461         22,425        407,188         57,865       62,686
     Class B                                        6,976         10,425         11,664        189,090        286,820      475,716
     Class C                                       16,213         84,372         28,153        298,964          3,146        3,295
   Blue Sky fees                                   28,134         28,410         21,293         97,847         29,577       32,007
   Transfer agent fees                             69,860        101,446         18,889        370,192         55,707       66,483
   Trustees' fees                                   1,512          1,336            488         10,095          1,082        1,476
   Custody and accounting expenses                 27,950         27,032         22,560         73,128         25,696       27,766
   Professional fees                               17,887         15,824          5,757        119,541         12,818       17,470
   Registration expenses                            5,247          4,640          1,689         35,065          3,758        5,124
   Amortization of deferred
    organization expenses                          21,145          7,394          3,149         11,608          5,228        5,269
   Other expenses                                  12,519         11,234          3,621         84,008          8,802       12,231
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL EXPENSES BEFORE WAIVER                     814,388        705,004        283,486      3,555,945        741,551    1,053,163
   Less: Expenses waived or borne by
     the adviser                                  (18,400)       (13,686)       (11,424)      (305,619)       (18,322)      (3,378)
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                   795,988        691,318        272,062      3,250,326        723,229    1,049,785
------------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME (LOSS)                     100,619        136,320         44,149      4,526,425       (286,747)      77,791
====================================================================================================================================

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
     Investments                               17,904,686      2,694,613      1,223,716     46,729,598     (1,642,408)   2,735,061
     Futures                                           --             --        (25,513)      (772,634)       164,676     (160,575)
     Written options                                   --             --             --          1,698             --          481
     Foreign currency
      related transactions                       (284,964)      (177,498)           573          4,325            (57)         108
   INCREASE (DECREASE) IN
    UNREALIZED APPRECIATION/
     DEPRECIATION ON:
     Investments                              (21,291,887)    (9,232,441)     1,063,109    (38,765,751)    (5,050,812)     117,645
     Futures                                           --             --         (8,813)       (19,400)          (425)      24,363
     Written options                                   --             --             --             --             --           --
     Foreign currency
      related transactions                         (5,853)        17,100             --             396            --       (2,045)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
     (loss) on investments                     (3,678,018)     (6,698,226)     2,253,072      7,178,232     (6,529,026)   2,715,038
------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                             $(3,577,399)    $(6,561,906)    $2,297,221    $11,704,657    $(6,815,773)  $2,792,829
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                             GE                GE            GE             GE               GE             GE
                                          STRATEGIC           TAX-         FIXED        GOVERNMENT       SHORT-TERM        MONEY
                                         INVESTMENT          EXEMPT        INCOME       SECURITIES       GOVERNMENT       MARKET
                                            FUND              FUND          FUND           FUND             FUND           FUND*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
   Dividends                           $  1,284,246      $       --    $     71,849     $        --      $       --     $       --
   Interest                               3,333,665       1,412,129       5,764,320      35,993,185**     1,492,790      6,929,500
   Less: Foreign taxes withheld             (51,418)             --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                             4,566,493       1,412,129       5,836,169      35,993,185       1,492,790      6,929,500
------------------------------------------------------------------------------------------------------------------------------------

 EXPENSES:
   Advisory and administration fees         478,553          91,406         322,161       1,895,373          72,503        308,751
   Distribution fees
     Class A                                174,949          35,354         140,376         119,848          41,202             --
     Class B                                 90,000          94,182          15,773       4,491,350           7,947             --
     Class C                                116,692          22,109         105,233             912          17,224             --
   Blue Sky fees                             43,324          21,774          34,905          73,875          20,681         32,659
   Transfer agent fees                      215,116          31,448          84,266         537,482          17,455        181,790
   Trustees' fees                             3,080             730           2,028          12,702             563          2,911
   Custody and accounting expenses           36,212          23,839          30,669          86,860          22,969         35,321
   Professional fees                         36,481           8,637          24,004         150,433           6,679         34,473
   Registration expenses                     10,700           2,534           7,042          44,127           1,959         10,112
   Amortization of deferred
    organization expenses                     7,394           5,215           8,798              --          21,141          5,987
   Other expenses                            26,666           6,045          16,992         105,444           4,674         24,261
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL EXPENSES BEFORE WAIVER             1,239,167         343,273         792,247       7,518,406         234,997        636,265
   Less: Expenses waived or borne by
     the adviser                                 --         (35,084)        (24,174)        (68,899)        (59,817)       (18,762)
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                           1,239,167         308,189         768,073       7,449,507         175,180        617,503
------------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME (LOSS)             3,327,326       1,103,940       5,068,096      28,543,678       1,317,610      6,311,997
====================================================================================================================================

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
     Investments                         12,648,691         314,282       1,815,242       6,472,598         208,995            491
     Futures                                (31,518)             --              --              --              --             --
     Written options                         33,551              --          64,996         256,803              --             --
     Foreign currency
      related transactions                  (44,738)             --          33,994              --              --             --
   INCREASE (DECREASE) IN
    UNREALIZED APPRECIATION/
     DEPRECIATION ON:
     Investments                         (9,995,409)         87,364       1,941,943      13,314,613         242,914             --
     Futures                                     --              --              --              --              --             --
     Written options                         (1,004)             --          (2,967)          8,859              --             --
     Foreign currency
      related transactions                    3,362              --          36,727              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
     (loss) on investments                2,612,935         401,646       3,889,935      20,052,873         451,909            491
------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                      $  5,940,261    $  1,505,586    $  8,958,031    $ 48,596,551    $  1,769,519   $  6,312,488
====================================================================================================================================



* GE Money Market Fund is a no load fund offering only one class of shares to all investors.

** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund was $384,628.


----------
See Notes to Financial Statements.

 STATEMENTS OF CHANGES
 IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                           GE                                 GE                                   GE
                                     INTERNATIONAL                          GLOBAL                           PREMIER GROWTH
                                         EQUITY                             EQUITY                               EQUITY
                                          FUND                               FUND                                 FUND

                                    YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    SEPTEMBER        SEPTEMBER         SEPTEMBER      SEPTEMBER         SEPTEMBER       SEPTEMBER
                                    30, 1998         30, 1997          30, 1998        30, 1997         30, 1998        30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE)
 IN NET ASSETS
 OPERATIONS:
   Net investment
    income/(loss)                 $   100,619       $  563,474      $   136,320       $  154,615      $    44,149        $   8,169
   Net realized gain
    (loss) on investments,
    futures, written options,
    and foreign currency
    related transactions           17,619,722        2,350,213        2,517,115        5,416,080        1,198,776          140,932
   Net increase (decrease)
    in unrealized
    appreciation/depreciation     (21,297,740)      12,454,659       (9,215,341)       3,302,780        1,054,296        2,142,048
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
    from operations                (3,577,399)      15,368,346       (6,561,906)       8,873,475        2,297,221        2,291,149
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income
   Class A                                 --          (31,255)              --               --               --               --
   Class B                                 --               --               --               --               --               --
   Class C                                 --           (6,212)         (24,430)         (75,298)         (13,202)              --
   Class D                           (224,494)        (492,285)         (90,621)        (111,661)         (17,092)              --
  In excess of net
  investment income
   Class A                                 --               --               --               --               --               --
   Class B                                 --               --               --               --               --               --
   Class C                                 --               --               --               --               --               --
   Class D                                 --               --               --               --               --               --
  Tax return of capital
   Class A                                 --               --               --               --               --               --
   Class B                                 --               --               --               --               --               --
   Class C                                 --               --               --               --               --               --
   Class D                                 --               --               --               --               --               --
  Net realized gains
   Class A                         (3,380,824)        (262,419)        (150,721)         (41,620)         (32,269)              --
   Class B                           (115,286)          (8,157)         (99,362)         (36,858)         (11,673)              --
   Class C                         (1,110,552)        (106,194)      (3,436,488)      (1,688,506)        (130,090)              --
   Class D                        (14,195,464)      (1,792,954)      (2,293,450)        (832,366)         (90,458)              --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS             (19,026,620)      (2,699,476)      (6,095,072)      (2,786,309)        (294,784)              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets from
 operations and
 distributions                    (22,604,019)      12,668,870      (12,656,978)       6,087,166        2,002,437        2,291,149
------------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS:
   Proceeds from
    sale of shares
    Class A                        15,760,753        9,346,593          621,999          907,794        5,068,340        1,613,168
    Class B                           917,197          145,617          440,879          274,406        1,665,872          394,141
    Class C                         1,841,361        2,763,355        3,978,342        6,488,610        8,332,734        6,940,203
    Class D                        52,750,459       61,528,741        7,111,585       12,920,814        1,303,750        4,709,150
   Value of
   distributions
   reinvested
    Class A                         3,380,724          292,984          150,788           41,520           32,272               --
    Class B                           106,474            6,989           99,333           36,754           11,511               --
    Class C                         1,074,389          107,698        3,342,507        1,735,843          140,941               --
    Class D                        14,343,411        2,285,228        2,384,063          944,022          107,550               --
   Cost of shares
   redeemed
    Class A                       (14,299,215)      (2,710,964)        (522,162)      (3,599,332)        (873,788)        (352,602)
    Class B                          (306,317)         (21,353)        (178,609)        (117,375)         (99,702)              --
    Class C                        (1,101,264)        (669,241)      (6,992,560)      (5,528,374)      (1,489,425)        (695,771)
    Class D                      (111,605,714)     (61,958,762)     (12,087,216)      (3,488,049)        (342,129)              --
   Proceeds from
   acquisition of fund                     --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) from
  share transactions              (37,137,742)      11,116,885       (1,651,051)      10,616,633       13,857,926       12,608,289
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE
   (DECREASE)
   IN NET ASSETS                  (59,741,761)      23,785,755      (14,308,029)      16,703,799       15,860,363       14,899,438

NET ASSETS
  Beginning of period              98,975,306       75,189,551       60,163,154       43,459,355       14,899,438               --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                   $39,233,545      $98,975,306      $45,855,125      $60,163,154      $30,759,801      $14,899,438
====================================================================================================================================
UNDISTRIBUTED
 (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME, END OF PERIOD            $  (177,615)     $   (15,699)     $   (91,940)     $   (20,833)     $   106,765      $    11,168




------------------------------------------------------------------------------------------------------------------------------------
                                                           GE                                           GE
                                                          U.S.                                       MID-CAP
                                                         EQUITY                                       GROWTH
                                                          FUND                                         FUND

                                           YEAR ENDED            YEAR ENDED             YEAR ENDED           YEAR ENDED
                                           SEPTEMBER              SEPTEMBER              SEPTEMBER            SEPTEMBER
                                           30, 1998               30, 1997               30, 1998              30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE)
 IN NET ASSETS
 OPERATIONS:
   Net investment
    income/(loss)                      $  4,526,425           $  3,892,364           $   (286,747)          $   (386,718)
   Net realized gain
    (loss) on investments,
    futures, written options,
    and foreign currency
    related transactions                 45,962,987             32,007,920             (1,477,789)            19,179,275
   Net increase (decrease)
    in unrealized
    appreciation/depreciation           (38,784,755)            66,505,232             (5,051,237)            (7,395,902)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
    from operations                      11,704,657            102,405,516             (6,815,773)            11,396,655
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income
   Class A                                 (481,181)              (332,785)                    --                     --
   Class B                                  (32,171)               (58,927)                    --                     --
   Class C                                 (855,823)              (758,606)                    --                     --
   Class D                               (2,463,920)            (2,607,415)                    --                     --
  In excess of net
  investment income
   Class A                                       --                     --                     --                     --
   Class B                                       --                     --                     --                     --
   Class C                                       --                     --                     --                     --
   Class D                                       --                     --                     --                     --
  Tax return of capital
   Class A                                       --                     --                (25,589)                    --
   Class B                                       --                     --                (73,996)                    --
   Class C                                       --                     --                 (1,885)                    --
   Class D                                       --                     --                     --                     --
  Net realized gains
   Class A                               (5,530,158)            (2,630,802)            (4,618,651)                    --
   Class B                               (1,340,093)              (765,822)           (13,413,646)                    --
   Class C                               (8,562,260)            (5,196,483)              (341,767)                    --
   Class D                              (18,140,095)           (14,080,728)                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                   (37,405,701)           (26,431,568)           (18,475,534)                    --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets from
 operations and
 distributions                          (25,701,044)            75,973,948            (25,291,307)            11,396,655
------------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS:
   Proceeds from
    sale of shares
    Class A                              39,908,081             32,487,800              2,242,341                651,141
    Class B                               9,344,808              4,876,961              3,303,026              4,138,692
    Class C                              39,694,037             33,202,755              2,724,759                     --
    Class D                             148,277,145             54,548,257                749,812                     --
   Value of
   distributions
   reinvested
    Class A                               6,011,339              2,963,444              4,628,103                     --
    Class B                               1,323,764                808,909             13,080,553                    434
    Class C                               9,238,804              5,854,736                343,652                     --
    Class D                              20,389,435             16,688,138                     --                     --
   Cost of shares
   redeemed
    Class A                             (22,060,445)           (14,806,398)            (1,094,533)              (763,248)
    Class B                              (2,702,360)            (1,027,087)            (8,646,813)            (8,096,306)
    Class C                             (17,397,625)            (9,333,878)              (662,619)                    --
    Class D                             (83,986,003)           (47,701,146)              (194,710)                    --
   Proceeds from
   acquisition of fund                          --                     --                     --                     --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) from
  share transactions                    148,040,980             78,562,491             16,473,571             (4,069,287)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE
   (DECREASE)
   IN NET ASSETS                        122,339,936            154,536,439             (8,817,736)             7,327,368

NET ASSETS
  Beginning of period                   390,758,459            236,222,020             43,165,377             35,838,009
------------------------------------------------------------------------------------------------------------------------------------
  End of period                        $513,098,395           $390,758,459            $34,347,641            $43,165,377
====================================================================================================================================
UNDISTRIBUTED
 (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME, END OF PERIOD                 $  3,710,271           $  3,003,982            $   142,908            $       --



* GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
                                             GE                                GE                                GE
                                            VALUE                           STRATEGIC                            TAX-
                                           EQUITY                           INVESTMENT                          EXEMPT
                                            FUND                              FUND                               FUND

                              YEAR ENDED         YEAR ENDED       YEAR ENDED      YEAR ENDED         YEAR ENDED      YEAR ENDED
                              SEPTEMBER          SEPTEMBER        SEPTEMBER       SEPTEMBER          SEPTEMBER       SEPTEMBER
                              30, 1998           30, 1997         30, 1998         30, 1997          30, 1998         30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE)
 IN NET ASSETS
 OPERATIONS:
Net investment
 income/(loss)                $    77,791      $    (4,103)    $  3,327,326     $  2,776,537     $  1,103,940     $  1,151,538
Net realized gain
 (loss) on investments,
 futures, written options,
 and foreign currency
 related transactions           2,575,075       16,217,779       12,605,986        3,696,675          314,282          (55,544)
Net increase (decrease)
 in unrealized
 appreciation/depreciation        139,963       (1,649,840)      (9,993,051)      14,813,759           87,364          550,991
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations                 2,792,829       14,563,836        5,940,261       21,286,971        1,505,586        1,646,985
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
  Class A                              --          (21,440)        (814,947)        (461,097)        (305,754)        (767,703)
  Class B                              --           (2,231)        (111,753)         (63,980)        (359,269)        (421,200)
  Class C                              --               --         (927,488)        (691,773)        (404,359)          (4,518)
  Class D                              --               --         (936,622)      (1,079,566)         (35,569)          (1,880)
In excess of net
investment income
  Class A                              --               --               --               --               --               --
  Class B                              --               --               --               --               --               --
  Class C                              --               --               --               --               --               --
  Class D                              --               --               --               --               --               --
Tax return of capital
  Class A                              --               --               --               --               --               --
  Class B                              --               --               --               --               --               --
  Class C                              --               --               --               --               --               --
  Class D                              --               --               --               --               --               --
Net realized gains
  Class A                       2,507,957)        (475,283)      (1,344,753)        (243,915)              --               --
  Class B                     (13,807,227)      (2,729,341)        (230,774)         (48,212)              --               --
  Class C                        (117,795)              --       (1,380,557)        (353,335)              --               --
  Class D                              --               --       (1,269,011)        (478,496)              --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS           (16,432,979)      (3,228,295)      (7,015,905)      (3,420,374)      (1,104,951)      (1,195,301)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets from
 operations and
 distributions                (13,640,150)      11,335,541       (1,075,644)      17,866,597          400,635          451,684
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from
sale of shares
  Class A
  Class B                       7,573,642          823,722       13,892,894       21,737,339          323,984           93,600
  Class C                       8,084,776       10,675,955        6,179,827        1,584,741          519,672        1,106,385
  Class D                       2,734,074               --       13,331,124       11,916,896        3,461,252            1,653
Value of                        2,145,188               --       35,615,406       14,484,361                2               --
distributions
reinvested
  Class A                       2,501,541          496,574        2,157,656          703,204           27,838           27,172
  Class B                      13,405,062        2,619,315          331,559          111,422          253,474          298,059
  Class C                         117,795               --        2,232,380        1,017,319          337,596               --
  Class D                              --               --        2,205,624        1,558,062           26,477               --
Cost of shares
redeemed
  Class A                      (1,991,397)        (589,327)     (22,533,547)     (13,641,813)     (11,220,260)        (594,559)
  Class B                     (11,473,261)     (10,241,538)        (984,281)        (507,717)      (2,153,769)      (1,863,309)
  Class C                        (274,073)              --       (6,507,447)      (4,581,193)      (1,212,139)          (2,050)
  Class D                        (578,798)              --      (23,511,013)     (19,955,143)      (3,234,639)              --
Proceeds from
 acquisition of fund                   --               --               --               --               --       13,051,759
------------------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) from
 share transactions            22,244,549        3,784,701       22,410,182       14,427,478      (12,870,512)      12,118,710
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE)
 IN NET ASSETS                  8,604,399       15,120,242       21,334,538       32,294,075      (12,469,877)      12,570,394

NET ASSETS
 Beginning of period           54,271,285       39,151,043      123,855,829       91,561,754       37,923,478       25,353,084
------------------------------------------------------------------------------------------------------------------------------------
 End of period                $62,875,684      $54,271,285     $145,190,367     $123,855,829      $25,453,601      $37,923,478
====================================================================================================================================
UNDISTRIBUTED
 (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME, END OF PERIOD        $   173,039      $        --     $  2,577,260     $  2,080,037      $    76,824      $    73,800



------------------------------------------------------------------------------------------------------------------------------------
                                      GE                       GE                         GE                          GE
                                    FIXED                  GOVERNMENT                  SHORT-TERM                    MONEY
                                    INCOME                 SECURITIES                  GOVERNMENT                    MARKET
                                     FUND                     FUND                        FUND                       FUND*

                         YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         SEPTEMBER     SEPTEMBER     SEPTEMBER    SEPTEMBER     SEPTEMBER     SEPTEMBER     SEPTEMBER     SEPTEMBER
                         30, 1998      30, 1997      30, 1998      30, 1997     30, 1998       30, 1997     30, 1998       30, 1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS
 OPERATIONS:
Net investment
 income/(loss)            $5,068,096   $3,870,453   $28,543,678   $37,145,128   $1,317,610   $  749,505    $6,311,997    $5,081,919
Net realized gain
 (loss) on
 investments, futures,
 written options,
 and foreign currency
 related transactions      1,914,232      994,264     6,729,401     3,276,687      208,995       44,179           491          (474)
Net increase
 (decrease)
 in unrealized
 appreciation/
 depreciation              1,975,703    1,049,251    13,323,472    (1,376,782)     242,914       49,129            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations            8,958,031    5,913,968    48,596,551    39,045,033    1,769,519      842,813     6,312,488     5,081,445
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
  Class A                 (1,446,282)    (888,166)   (1,482,314)   (1,774,779)    (439,601)     (38,125)           --            --
  Class B                    (74,005)     (80,626)  (24,576,037)  (34,870,480)     (46,925)      (5,375)           --            --
  Class C                 (2,279,994)  (1,886,051)      (19,806)           --     (385,296)    (265,636)   (6,311,997)   (5,083,754)
  Class D                 (1,154,520)  (1,047,014)           --            --     (476,763)    (453,643)           --            --
In excess of net
investment income
  Class A                    (48,982)          --      (137,534)           --           --           --            --            --
  Class B                     (2,506)          --    (2,280,240)           --           --           --            --            --
  Class C                    (77,218)          --        (1,838)           --           --           --            --            --
  Class D                    (39,101)          --            --            --           --           --            --            --
Tax return of capital
  Class A                         --           --            --       (14,200)          --           --            --            --
  Class B                         --           --            --      (278,995)          --           --            --            --
  Class C                         --           --            --            --           --           --            --            --
  Class D                         --           --            --            --           --           --            --            --
Net realized gains
  Class A                         --           --            --            --      (12,916)        (469)           --            --
  Class B                         --           --            --            --       (1,764)        (143)           --            --
  Class C                         --           --            --            --      (11,323)      (5,468)           --            --
  Class D                         --           --            --            --      (13,601)      (9,662)           --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS       (5,122,608)  (3,901,857)  (28,497,769)  (36,938,454)  (1,388,189)    (778,521)   (6,311,997)   (5,083,754)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets from
 operations and
 distributions             3,835,423    2,012,111    20,098,782     2,106,579      381,330       64,292           491        (2,309)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from
 sale of shares
  Class A                 24,826,414    7,378,651     5,748,451     6,420,060    1,913,508    1,007,456            --            --
  Class B                    454,176      178,891     1,975,186     1,910,220      139,431    1,016,179            --            --
  Class C                 18,055,834   10,863,901     1,072,103            --    3,768,403    2,442,574   249,769,855   234,308,541
  Class D                 22,825,479    9,329,217            --            --    2,038,639    4,875,679            --            --
Value of
 distributions
 reinvested
  Class A                  1,490,154      877,956     1,024,680       953,206      447,377       32,067            --            --
  Class B                     66,019       73,560    14,233,382    18,663,303       39,774        2,461            --            --
  Class C                  1,972,220    1,552,771        15,945            --      364,028      249,182     6,056,055     4,838,099
  Class D                  1,189,393    1,049,141            --            --      490,364      456,946            --            --
Cost of shares
 redeemed
  Class A                (10,689,227)  (5,791,665)   (7,282,931)  (12,540,641)    (874,765)    (164,903)           --            --
  Class B                   (130,035)    (569,926) (158,884,041) (246,487,916)    (327,201)  (1,118,841)           --            --
  Class C                 (7,139,096)  (6,396,220)     (144,030)           --   (1,369,667)  (1,048,136) (216,190,647) (210,956,472)
  Class D                (11,100,710) (13,753,765)           --            --     (934,445)  (5,443,242)
Proceeds from                                                                                                      --            --
 acquisition
 of fund                         --            --            --            --           --    7,069,264            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) from
 share transactions       41,820,621    4,792,512  (142,241,255) (231,081,768)   5,695,446    9,376,686    39,635,263    28,190,168
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE)
 IN NET ASSETS            45,656,044    6,804,623  (122,142,473) (228,975,189)   6,076,776    9,440,978    39,635,754    28,187,859

NET ASSETS
 Beginning of period      71,343,850   64,539,227   547,330,366   776,305,555   21,364,826   11,923,848   114,029,544    85,841,685
------------------------------------------------------------------------------------------------------------------------------------
 End of period          $116,999,894  $71,343,850  $425,187,893  $547,330,366  $27,441,602  $21,364,826  $153,665,298  $114,029,544
====================================================================================================================================
UNDISTRIBUTED
 (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME,
 END OF PERIOD          $    304,228  $   149,640  $  2,051,756  $   (417,464) $   16,033   $    13,243  $     60,209  $     55,271


 STATEMENTS OF CHANGES
 IN NET ASSETS (CONTINUED)
 CHANGES IN FUND SHARES


------------------------------------------------------------------------------------------------------------------------------------
                                           GE                       GE                       GE                        GE
                                     INTERNATIONAL                GLOBAL               PREMIER GROWTH                 U.S.
                                         EQUITY                   EQUITY                   EQUITY                    EQUITY
                                          FUND                     FUND                     FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        YEAR         YEAR
                                 ENDED        ENDED        ENDED        ENDED        ENDED        ENDED       ENDED         ENDED
                               SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                               30, 1998     30, 1997     30, 1998     30, 1997     30, 1998      30, 1997    30, 1998     30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription     849,142      501,638       27,204       38,598      262,567       96,889    1,344,147    1,229,311
Issued for distributions
 reinvested                     204,348       16,618        7,432        1,932        1,793           --      223,670      127,023
Shares redeemed                (784,389)    (145,418)     (24,111)    (162,855)     (43,151)     (20,738)    (751,831)    (608,801)
Shares from acquisitions
 of fund                            --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                 269,101      372,838       10,525     (122,325)     221,209       76,151      815,986      747,533
====================================================================================================================================

CLASS B:

Shares sold by subscription      52,960        7,935       18,635       12,065       82,590       24,530      324,472      194,796
Issued for distributions
 reinvested                       6,550          400        4,967        1,724          643           --       52,027       35,856
Shares redeemed                 (17,677)      (1,175)      (8,038)      (5,170)      (4,985)          --      (94,240)     (42,077)
Shares from acquisitions
 of fund                             --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                  41,833        7,160       15,564        8,619       78,248       24,530      282,259      188,575
====================================================================================================================================

CLASS C:

Shares sold by
 subscription                    99,589      149,455      169,269      284,215      404,093      440,229    1,354,049    1,319,280
Issued for
 distributions
 reinvested                      64,512        6,092      163,280       80,285        7,816           --      349,552      255,106
Shares redeemed                 (61,675)     (36,301)    (307,386)    (242,109)     (72,985)     (43,164)    (595,640)    (372,791)
Shares from
 acquisitions of fund                --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
 fund shares                    102,426      119,246       25,163      122,391      338,924      397,065    1,107,961    1,201,595
====================================================================================================================================

CLASS D:

Shares sold by
 subscription                 2,982,399    3,325,700      304,658      564,945       66,412      313,891    4,892,297    2,185,018
Issued for distributions
 reinvested                     858,464      129,182      116,751       43,705        5,965           --      774,086      729,058
Shares redeemed              (6,505,018)  (3,338,513)    (570,743)    (151,578)     (16,534)          --   (2,895,887)  (1,839,879)
Shares from acquisitions
 of fund                             --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares              (2,664,155)     116,369     (149,334)     457,072       55,843      313,891    2,770,496    1,074,197
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                           GE                       GE                        GE                      GE
                                        MID-CAP                   VALUE                    STRATEGIC                 TAX-
                                         GROWTH                  EQUITY                    INVESTMENT               EXEMPT
                                          FUND                    FUND                       FUND                    FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        YEAR         YEAR
                                 ENDED        ENDED        ENDED        ENDED        ENDED        ENDED       ENDED         ENDED
                               SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                               30, 1998     30, 1997     30, 1998     30, 1997     30, 1998      30, 1997    30, 1998     30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription     226,004       45,252      750,562       69,116      566,785    1,013,955       27,965        7,816
Issued for distributions
 reinvested                     489,229           --      269,272       46,979       94,758       33,678        2,387        2,371
Shares redeemed                (107,318)     (52,136)    (189,310)     (48,223)    (955,787)    (633,971)    (968,784)     (51,517)
Shares from acquisitions
 of fund                             --           --           --           --           --           --           --       48,461
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                 607,915       (6,884)     830,524       67,872     (294,244)     413,662     (938,432)       7,131
====================================================================================================================================

CLASS B:

Shares sold by subscription     331,551      293,713      769,421      910,258      257,968       73,254       44,630       96,638
Issued for distributions
 reinvested                   1,459,769           32    1,461,859      248,003       14,710        5,385       21,736       25,858
Shares redeemed                (852,340)    (553,350)  (1,076,407)    (830,850)     (40,768)     (23,418)    (184,662)    (162,031)
Shares from acquisitions
 of fund                             --           --           --           --           --           --           --      107,527
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                 938,980     (259,605)   1,154,873      327,411      231,910       55,221     (118,296)      67,992
====================================================================================================================================

CLASS C:

Shares sold by
 subscription                   226,192           --      245,325           --      540,921      542,727      285,575          137
Issued for
 distributions
 reinvested                      36,751           --       13,339           --       97,714       48,606       27,838           --
Shares redeemed                 (62,200)          --      (25,716)          --     (267,511)    (209,785)     (99,769)        (170)
Shares from
 acquisitions of fund                --           --           --           --           --           --           --      664,095
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
 fund shares                    200,743           --      232,948           --      371,124      381,548      213,644      664,062
====================================================================================================================================

CLASS D:

Shares sold by
 subscription                    72,759           --      204,968           --    1,414,703      660,856           --           --
Issued for distributions
 reinvested                          --           --           --           --       96,568       74,407        2,197           --
Shares redeemed                 (18,737)          --      (52,763)          --     (940,177)    (934,956)    (266,126)          --
Shares from acquisitions
 of fund                             --           --           --           --           --           --           --      265,902
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                  54,022           --      152,205           --      571,094     (199,693)    (263,929)     265,902
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                           GE                       GE                        GE                     GE
                                         FIXED                  GOVERNMENT                SHORT-TERM                MONEY
                                         INCOME                 SECURITIES                GOVERNMENT               MARKET
                                          FUND                    FUND                       FUND                   FUND*
------------------------------------------------------------------------------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        YEAR         YEAR
                                 ENDED        ENDED        ENDED        ENDED        ENDED        ENDED       ENDED         ENDED
                               SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                               30, 1998     30, 1997     30, 1998     30, 1997     30, 1998      30, 1997    30, 1998     30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription  2,027,068      622,149       666,957       759,978    161,494      83,835            --             --
Issued for distributions
  reinvested                   121,804       74,052       118,722       112,984     37,766       2,714            --             --
Shares redeemed               (874,272)    (490,365)     (843,431)   (1,487,386)   (73,896)    (13,950)
Shares from acquisitions
  of fund                           --           --            --            --         --     514,537            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in fund shares             1,274,600      205,836       (57,752)     (614,424)   125,364     587,136            --             --
====================================================================================================================================

CLASS B:

Shares sold by subscription     36,886       15,044       228,535       226,547     11,782      87,200            --             --
Issued for distributions
  reinvested                     5,393        6,199     1,645,646     2,209,474      3,358         208            --             --
Shares redeemed                (10,610)     (48,093)  (18,393,279)  (29,214,346)   (27,658)    (94,431)
Shares from acquisitions
  of fund                           --           --            --            --         --      81,740            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in fund shares                31,669      (26,850)  (16,519,098)  (26,778,325)   (12,518)     74,717            --             --
====================================================================================================================================

CLASS C:

Shares sold by
  subscription               1,476,623      915,906       106,023            --    318,037     206,389   249,769,855    234,308,541
Issued for
  distributions
  reinvested                   161,153      130,841         1,575            --     30,702      21,072     6,056,055      4,838,098
Shares redeemed               (583,721)    (539,791)      (14,221)           --   (115,358)    (88,632) (216,190,647)  (210,956,472)
Shares from
  acquisitions of fund             --           --            --             --        --          --            --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
  fund shares                1,054,055      506,956        93,377            --    233,381     138,829    39,635,263     28,190,167
====================================================================================================================================

CLASS D:

Shares sold by
  subscription               1,861,485      787,978            --            --    172,114     412,203            --             --
Issued for distributions
  reinvested                    97,133       88,445            --            --     41,521      38,673            --             --
Shares redeemed               (907,273)  (1,163,393)           --            --    (78,863)   (460,152)           --             --
Shares from acquisitions
  of fund                          --            --            --            --         --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in fund shares             1,051,345     (286,970)           --            --    134,772      (9,276)           --             --
====================================================================================================================================




* GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements.

                                     76 & 77

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of sixteen investment portfolios (each a "Fund" and collectively the "Funds") only twelve of which are currently being offered, as follows: GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. However, as of September 30, 1998, only three classes were being offered for the GE Government Securities Fund.

The commencement dates of the Funds were as follows:

FUND                   CLASS A         CLASS B         CLASS C         CLASS D
--------------------------------------------------------------------------------
GE INTERNATIONAL
  EQUITY               3/2/1994        3/2/1994        3/2/1994        3/2/1994
--------------------------------------------------------------------------------
GE GLOBAL EQUITY       1/1/1994      12/22/1993       2/22/1993      11/29/1993
--------------------------------------------------------------------------------
GE PREMIER
  GROWTH EQUITY      12/31/1996      12/31/1996      12/31/1996      12/31/1996
--------------------------------------------------------------------------------
GE U.S. EQUITY         1/1/1994      12/22/1993       2/22/1993      11/29/1993
--------------------------------------------------------------------------------
GE MID-CAP
  GROWTH               9/8/1993        9/8/1993       10/2/1997        1/5/1998
--------------------------------------------------------------------------------
GE VALUE EQUITY        9/8/1993        9/8/1993       10/2/1997        1/5/1998
--------------------------------------------------------------------------------
GE STRATEGIC
  INVESTMENT           1/1/1994      12/22/1993       2/22/1993      11/29/1993
--------------------------------------------------------------------------------
GE TAX-EXEMPT          9/8/1993        9/8/1993       9/26/1997       9/26/1997
--------------------------------------------------------------------------------
GE FIXED INCOME        1/1/1994      12/22/1993       2/22/1993      11/29/1993
--------------------------------------------------------------------------------
GE GOVERNMENT
  SECURITIES           9/8/1993        4/22/1987     10/28/1997             --
--------------------------------------------------------------------------------
GE SHORT-TERM
  GOVERNMENT           3/2/1994         3/2/1994       3/2/1994        3/2/1994
--------------------------------------------------------------------------------
GE MONEY MARKET             --              --        2/22/1993             --
--------------------------------------------------------------------------------

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

       5.75%                        4.25%                   2.50%
--------------------------------------------------------------------------------

GE International Equity Fund        GE Tax-Exempt Fund      GE Short-Term
GE Global Equity Fund               GE Fixed Income Fund      Government Fund
GE Premier Growth                   GE Government
  Equity Fund                         Securities Fund
GE U.S. Equity Fund
GE Mid-Cap Growth Fund
GE Value Equity Fund
GE Strategic Investment Fund

There is no front-end sales load imposed on purchases of Class A shares of $1 million or more.

MAXIMUM CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS OF CLASS B SHARES (AS A PERCENTAGE OF REDEMPTION PROCEEDS):

3.00%                           4.00%
--------------------------------------------------------------------------------

GE Tax-Exempt Fund              GE International Equity Fund
GE Fixed Income Fund            GE Global Equity Fund
GE Government Securities Fund   GE Premier Growth Equity Fund
GE Short-Term Government Fund   GE U.S. Equity Fund
                                GE Mid-Cap Growth Fund
                                GE Value Equity Fund
                                GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales charge for Class B redemptions for all Funds, after the first year, is as follows: 3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

The maximum contingent deferred sales charge for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination on September 26, 1997 of the Investors Trust Funds, with the Trust is as follows:
5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

A maximum contingent deferred sales charge of 1.00% is charged on redemptions of Class A shares that were not subject to a front-end sales load upon purchase.

No front-end load or back-end sales charges, redemption fees or exchange fees are assessed by the Trust with respect to Class C shares, Class D shares or shares of GE Money Market Fund.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than advisory, administration, and distribution fees which are accrued by each applicable class based upon contractual rates specified to that class) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class. During the year the funds changed their method for accruing blue sky fees and transfer agent fees to be consistent with the other operating expenses. Previously the fund accrued such expenses on a class specific basis.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized exchange gains and losses arising from changes in the value of assets and liabilities as a result of changes in exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income, tax-exempt income, and realized gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

As of September 30, 1998, the following Funds have capital loss carryovers as indicated below. The capital loss carryover of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

     FUND                          AMOUNT        EXPIRES
--------------------------------------------------------------------------------

GE Tax-Exempt Fund             $  428,324         2004
GE Fixed Income Fund              684,519         2003
                                   38,636         2004
                                  445,270         2005
GE Government
  Securities Fund              80,657,745         2002
                              107,525,597         2003
                                1,748,819         2004
GE Money Market Fund                3,153         2003
                                    5,688         2005

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer losses at October 31, 1997 as follows:

     FUND                          CURRENCY             CAPITAL
--------------------------------------------------------------------------------

GE International Equity Fund       $235,892                --
GE Global Equity Fund               134,986                --
GE Mid-Cap Growth Fund                   57            $1,601,458
GE Strategic Investment Fund         57,568                --


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.


EXPENSES

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds up to the voluntary expense limitations.


DISTRIBUTIONS TO SHAREHOLDERS

GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.


DEFERRED ORGANIZATIONAL COSTS

Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase and sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FOREIGN SECURITIES

All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws, including withholding taxes; lack of uniform accounting, auditing and financial reporting standards; and increased uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets.

FOREIGN CURRENCY CONTRACTS

A foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain portfolios may enter into foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FUTURES CONTRACTS AND OPTIONS

Each Fund, other than GE Money Market Fund, may invest in futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, and (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sales of a security as a result of exercising a written call option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 30% (5% in the case of the GE Tax-Exempt Fund) of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. A Fund will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral. At September 30, 1998 the total market value of securities loaned and the related collateral amounted to $54,208,695 and $55,219,975, respectively, with regard to the GE Government Securities Fund, which is the only fund that participated in securities lending.

3.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

Compensation of GE Investment Management Incorporated ("GEIM"), a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund as stated in the following schedule:

                                Annualized based on average daily net assets

                                ADVISORY AND              LIMITATION OF OTHER
                             ADMINISTRATION FEES          OPERATING EXPENSES
--------------------------------------------------------------------------------

GE International Equity Fund         .80%                      .30%

GE Global Equity Fund                .75%                      .35%

GE Premier Growth
   Equity Fund                       .60%                      .30%

GE U.S. Equity Fund*                 .40%                      .10%

GE Mid-Cap Growth Fund               .60%                      .30%

GE Value Equity Fund                 .55%                      .30%

GE Strategic Investment Fund         .35%                      .30%

GE Tax-Exempt Fund                   .35%                      .25%

GE Fixed Income Fund                 .35%                      .20%

GE Government
   Securities Fund                   .40%                      .20%

GE Short-Term
   Government Fund                   .30%                      .15%

GE Money Market Fund                 .25%                      .25%

* Effective January 28, 1998, the GE U.S. Equity Fund changed its Limitation of Other Operating Expenses. The rate for Limitation of Other Operating Expenses in effect during a portion of the fiscal year ended September 30, 1997, and the ensuing period through January 28, 1998, for this Fund was higher than the rate indicated in the above table.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are: .50% for Class A shares; 1.00% for Class B shares (except GE Short-Term Government Fund which is .85%); and .25% for Class C shares. Currently Class D shares are not subject to a 12b-1 fee plan.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will be subject to the .50% distribution and/or shareholder services fees attributable to Class A shares.


TRUSTEES COMPENSATION

The Funds pay no compensation to their Trustees who are officers or employees of GEIM. Trustees who are not such officers or employees receive an annual fee of $10,000 and an additional fee of $500 per Trustees' meeting attended in person.


OTHER

For the period ended September 30, 1998, the Trust was informed that GEID acting as underwriter received net commissions of $38,166 from the sale of Class A shares and $784,422 in contingent deferred sales charges from redemptions of Class A and Class B shares.


4. SUB-ADVISORY AGREEMENT

Pursuant to an investment sub-advisory agreement with GEIM, effective September 27, 1997, Brown Brothers Harriman & Co. ("Brown Brothers") is the investment sub-adviser to the GE Tax-Exempt Fund. Brown Brothers is responsible for the day-to-day portfolio management of the Tax-Exempt Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board. For its services GEIM pays Brown Brothers a monthly sub-advisory fee which is calculated as a percentage of the average daily net assets of the Fund at the following annual rate: .20% of the first $25 million; .175% of the next $25 million; .15% of the next $50 million; and .125% of amounts in excess of $100 million.


5. AGGREGATE UNREALIZED
   APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 1998, were as follows:

                                                                     NET
                                GROSS             GROSS           UNREALIZED
                             UNREALIZED        UNREALIZED        APPRECIATION/
                            APPRECIATION      DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------

GE International
   Equity Fund             $ 3,231,599       $ 6,327,354         $ (3,095,755)

GE Global Equity
   Fund                      5,478,636         5,916,463             (437,827)

GE Premier Growth
   Equity Fund               4,816,330         1,611,173            3,205,157

GE U.S. Equity
   Fund                     88,909,406        22,414,986           66,494,420

GE Mid-Cap
   Growth Fund               3,588,625         7,373,723           (3,785,098)

GE Value Equity
   Fund                      7,874,741         4,358,194            3,516,547

GE Strategic
   Investment Fund          20,741,218         4,936,169           15,805,049

GE Tax-Exempt
   Fund                      1,453,576            11,964            1,441,612

GE Fixed Income
   Fund                      3,492,370           576,247            2,916,123

GE Government
   Securities Fund          27,117,918         5,979,675           21,138,243

GE Short-Term
   Government Fund             432,004            17,549              414,455

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 1998.

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

6. OPTIONS

During the period ended September 30, 1998, the following option contracts were written:

                                GE FIXED                      GE STRATEGIC
                               INCOME FUND                   INVESTMENT FUND
--------------------------------------------------------------------------------
                            NUMBER                         NUMBER
                         OF CONTRACTS  PREMIUM         OF CONTRACTS    PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September 30, 1997          1,216     $  5,267             403      $  1,817
Written                      28,810      104,776          14,820        53,607
Closed and  Expired         (20,581)     (71,542)        (10,708)      (36,936)
Exercised                    (3,075)     (13,089)         (1,575)       (6,717)
--------------------------------------------------------------------------------
Balance as of
  September 30, 1998          6,370     $ 25,412           2,940      $ 11,771
--------------------------------------------------------------------------------

                                     GE GOVERNMENT            GE VALUE
                                    SECURITIES FUND         EQUITY FUND
--------------------------------------------------------------------------------
                          NUMBER                         NUMBER
                       OF CONTRACTS    PREMIUM OF      CONTRACTS      PREMIUM
--------------------------------------------------------------------------------
Balance as of
   September 30, 1997           0     $      0               0       $    0
Written                   113,385      381,973             200          481
Closed and
   Expired                (82,445)    (256,803)           (200)        (481)
Exercised                 (16,040)     (71,186)              0            0
--------------------------------------------------------------------------------
Balance as of
   September 30, 1998      14,900    $  53,984               0       $    0
--------------------------------------------------------------------------------

                                              GE U.S.
                                           EQUITY FUND
--------------------------------------------------------------------------------
                                    NUMBER
                                 OF CONTRACTS           PREMIUM
--------------------------------------------------------------------------------
Balance as of
    September 30, 1997               0                  $    0
Written                              7                   1,698
Closed and
   Expired                          (7)                 (1,698)
Exercised                            0                       0
--------------------------------------------------------------------------------
Balance as of
   September 30, 1998                0                  $    0
--------------------------------------------------------------------------------


7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended September 30, 1998, were as follows:

                              PURCHASES          SALES
--------------------------------------------------------------------------------
GE International
  Equity Fund                $55,325,094      $108,916,284

GE Global Equity Fund         36,994,979        47,710,192

GE Premier Growth
  Equity Fund                 19,751,474         7,657,508

GE U.S. Equity Fund          240,387,493       128,044,231

GE Mid-Cap Growth Fund         4,905,238         7,097,555

GE Value Equity Fund          27,558,894        23,367,128

GE Strategic
  Investment Fund             72,028,125        60,967,321

GE Tax-Exempt Fund            19,138,606        31,013,035

GE Fixed Income Fund          30,659,559        18,692,543

GE Government
  Securities Fund              4,305,844         2,460,525

GE Short-Term
  Government Fund              6,539,639         5,048,971

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended September 30, 1998, were as follows:

                             PURCHASES           SALES
--------------------------------------------------------------------------------

GE U.S. Equity Fund       $  2,974,621      $  1,082,986

GE Strategic
   Investment Fund         106,576,182        93,815,345

GE Fixed Income Fund       209,466,027       177,575,239

GE Government
   Securities Fund         291,987,981       414,785,176

GE Short-Term
   Government Fund          44,916,561        38,390,780

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

8. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at September 30, 1998 are:



                                       5% OR GREATER SHAREHOLDERS
--------------------------------------------------------------------------------

                                       NUMBER      % OF FUND HELD
--------------------------------------------------------------------------------

GE International Equity Fund              3            42%

GE Global Equity Fund                     2            29%

GE Premier Growth Equity Fund             2            28%

GE U.S. Equity Fund                       3            27%

GE Mid-Cap Growth Fund                    1            15%

GE Value Equity Fund                      2            12%

GE Strategic Investment Fund              4            32%

GE Tax-Exempt Fund                        1            17%

GE Fixed Income Fund                      3            22%

GE Short-Term Government Fund             4            56%

GE Money Market Fund                      2            19%

At September 30, 1998, Employers Reinsurance Corporation, an indirect wholly-owned subsidiary of General Electric Company, owned 17% of the shares outstanding of the GE Tax-Exempt Fund; GE Capital Assurance Company, an indirect wholly-owned subsidiary of General Electric Company, owned 7% and 19%, respectively, of the shares outstanding of the GE Premier Growth Equity and GE Short-Term Government Funds; GNA Corporation, a direct subsidiary of General Electric Capital Corporation, owned 13%, 7%, and 5%, respectively, of the shares outstanding of the GE Mid-Cap Growth, GE Value Equity and GE Short-Term Government Funds; and GE Moderate Strategy Fund, an open-end management investment company operating as a "fund of funds," being advised by GEIM, owned 15%, 7%, 7% and 5%, respectively, of the outstanding shares of the GE International Equity Fund, GE Fixed Income Fund, GE Premier Growth Fund and GE Value Equity Fund. GE Conservative Strategy and GE Aggresive Strategy Funds owned less than 3% of shares outstanding of certain GE Funds.


9. CAPITAL STOCK

On October 29, 1998, the Trustees declared a reverse stock split, with an effective date of November 6, 1998 in the ratios of 1 share for 4.71 shares of the GE Mid-Cap Growth Fund and 1 share for 1.68 shares for the GE Value Equity Fund. All capital share activity and per share data for these funds have been restated to reflect the reverse stock splits.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of GE Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Funds (the "Trust") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 1998

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

Of the dividends paid from net investment income by the GE Tax-Exempt Fund for the tax period ended September 30, 1998, 99.02% represents exempt interest dividends for Federal income tax purposes.


Please consult a tax adviser if you have any questions about federal or state income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                                        GE FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------

 PORTFOLIO MANAGERS

 GE INTERNATIONAL EQUITY FUND
 Team led by
 Ralph R. Layman

 GE GLOBAL EQUITY FUND
 Ralph R. Layman
 Michael J. Solecki

 GE PREMIER GROWTH EQUITY FUND
 David B. Carlson

 GE U.S. EQUITY FUND
 Team led by
 Eugene K. Bolton

 GE MID-CAP GROWTH FUND
 Elaine G. Harris

 GE VALUE EQUITY FUND
 Peter J. Hathaway

 GE STRATEGIC INVESTMENT FUND
 David B. Carlson
 Ralph R. Layman
 Robert A. MacDougall

 GE TAX-EXEMPT FUND
 Barbara A. Brinkley-
   Brown Brothers Harriman & Co.

 GE FIXED INCOME FUND
 GE GOVERNMENT SECURITIES FUND
 GE SHORT-TERM GOVERNMENT FUND
 GE MONEY MARKET FUND
 Team led by
 Robert A. MacDougall

 INVESTMENT ADVISER
 AND ADMINISTRATOR
 GE Investment Management Inc.

 TRUSTEES
 Michael J. Cosgrove
 John R. Costantino
 Alan M. Lewis
 William J. Lucas
 Robert P. Quinn

 SECRETARY
 Matthew J. Simpson

 TREASURER
 Jeffrey A. Groh

 ASSISTANT TREASURERS
 Michael M. D'Ambrosio
 Sandra J. O'Keefe
 Michael J. Tansley

 DISTRIBUTOR
 GE Investment Distributors, Inc.
  Member NASD and SIPC

 COUNSEL
 Willkie Farr & Gallagher

 CUSTODIAN
 State Street Bank & Trust Company

 INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP

 OFFICERS OF THE INVESTMENT ADVISER
 John H. Myers, Chairman of the Board and President
 Eugene K. Bolton, EVP, Domestic Equities
 Michael J. Cosgrove, EVP, Mutual Funds
 Ralph R. Layman, EVP, International Equities
 Alan M. Lewis, EVP, General Counsel and Secretary
 Robert A. MacDougall, EVP, Fixed Income
 Geoffrey R. Norman, EVP, Institutional Marketing
 Thomas J. Szkutak, EVP, Chief Financial Officer
 Don W. Torey, EVP, Alternative Investments and Real Estate

                                                           SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Representative or the GE Funds Inquiry Center at 1-800-242-0134.


Address inquiries regarding the Funds to:         GE FUNDS
                                                  3003 SUMMER STREET
                                                  P.O. BOX 7900
                                                  STAMFORD, CT 06904-7900

Address requests regarding your account(s) to:    GE FUNDS
                                                  P.O. BOX 419631
                                                  KANSAS CITY, MO 64141-6631

Overnight express mail Address:                   GE FUNDS
                                                  C/O NFDS
                                                  330 WEST 9TH STREET
                                                  KANSAS CITY, MO 64105

CLASS D INVESTORS: Contact your designated GE Investments account representative


401(k) PLAN INVESTORS:   Call your company's designated plan number.

At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 75 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.

                              Bulk Rate
                             U.S. Postage
                                 PAID
                              Canton, MA
                            Permit No. 313

Investment Adviser
GE Investment Management Incorporated
3003 Summer Street
Stamford, CT 06905

Distributor
GE Investment Distributors Inc.
Member NASD and SIPC
777 Long Ridge Road, Building B
Stamford, CT 06927

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We bring good things to life.